As filed with the Securities and Exchange Commission on April 1, 2011
Securities Act Registration No. 333-

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-2

☑	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
☐	PRE-EFFECTIVE AMENDMENT NO.
☐	POST-EFFECTIVE AMENDMENT NO.
Tortoise Capital Resources Corporation
11550 Ash Street, Suite 300
Leawood, Kansas 66211
(913) 981-1020

Agent For Service

David J. Schulte
11550 Ash Street, Suite 300
Leawood, Kansas 66211

Copies of Communications to:

Steven F. Carman, Esq.
Eric J. Gervais, Esq.
Husch Blackwell LLP
4801 Main Street, Suite 1000
Kansas City, MO 64112
(816) 983-8000

Approximate Date of Proposed Public Offering:  As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.

It is proposed that this filing will become effective (check appropriate box):

☐  when declared effective pursuant to Section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

		Proposed	Proposed Maximum
Title of Securities	Amount to be	Maximum Offering	Aggregate	Amount of
Being Registered	Registered (1)	Price per Share	Offering Price(2)	Registration Fee(3)
Common Stock; Preferred Stock; Debt Securities; Warrants to purchase Common Stock; Subscription Rights to purchase Common Stock			$1,000,000	$116.10

(1)
There are being registered hereunder a presently indeterminate number of shares of common stock, shares of preferred stock and debt securities to be offered on an immediate, continuous or delayed basis.

(2)
Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(o) under the Securities Act of 1933. In no event will the aggregate initial offering price of all securities offered from time to time pursuant to the prospectus included as a part of this Registration Statement exceed $1,000,000.

(3)	Paid herewith.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion
Preliminary Prospectus dated April 1, 2011

BASE PROSPECTUS

      $___________

Tortoise Capital Resources Corporation

Common Stock
Preferred Stock
Subscription Rights
Warrants
Debt Securities

Tortoise Capital Resources Corporation (the “Company,” “we,” “us” or “our”) is a non-diversified closed-end management investment company focused on the U.S. energy infrastructure sector. We invest primarily in privately-held and micro-cap public companies operating in the U.S. energy infrastructure sector. We seek to invest in companies in the energy infrastructure sector that generally produce stable cash flows as a result of their fee-based revenues and proactive hedging programs which help to limit direct commodity price risk.  We are currently regulated as a business development company under the Investment Company Act of 1940 (the “1940 Act”).  We have asked our stockholders to vote on a proposal at our Annual Meeting on April 8, 2011 that would authorize our Board of Directors to withdraw our election to be regulated as a business development company under the 1940 Act.

We may offer, on an immediate, continuous or delayed basis, up to $______________ aggregate initial offering price of our common stock ($0.001 par value per share), preferred stock ($0.001 par value per share), debt securities, subscription rights to purchase shares of our common stock, or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, which we refer to in this prospectus collectively as our securities, in one or more offerings.  We may offer our securities separately or together, in amounts, at prices and on terms set forth in a prospectus supplement to this prospectus.  In addition, from time to time, certain of our stockholders may offer our common stock in one or more offerings.  The sale of such stock by certain of our stockholders may involve shares of common stock that were issued to the stockholders in one or more private transactions and registered by us for resale.  The identity of any selling stockholder, the number of shares of our common stock to be offered by such selling stockholder, the price and terms upon which our shares of common stock are to be sold from time to time by such selling stockholder, and the percentage of common stock held by any selling stockholder after the offering, will be set forth in a prospectus supplement to this prospectus.  We will not receive any of the proceeds from a sale of our common stock by any selling stockholder.  You should read this prospectus and any related prospectus supplement carefully before you decide to invest in any of our securities.

We may offer our securities, or certain of our stockholders may offer our common stock, directly to one or more purchasers, through agents that we or they designate from time to time, or to or through underwriters or dealers.  The prospectus supplement relating to the particular offering will identify any agents or underwriters involved in the sale of our securities, and will set forth any applicable purchase price, fee, commission or discount arrangement between us or any selling stockholder and such agents or underwriters or among the underwriters or the basis upon which such amount may be calculated.  For more information about the manner in which we may offer our securities, or a selling stockholder may offer our common stock, see “Plan of Distribution” and “Selling Stockholders.”  Our securities may not be sold through agents, underwriters or dealers without delivery of a prospectus supplement.

Our common shares are traded on the New York Stock Exchange under the symbol “TTO.” On ____________, 2011, the last reported sale price of our common shares on the New York Stock Exchange was $     .

Investing in our securities involves certain risks.  You could lose some or all of your investment.  See “Risk Factors” beginning on page ___ of this prospectus.  You should consider carefully these risks together with all of the other information contained in this prospectus and any prospectus supplement before making a decision to purchase our securities.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus.  Any representation to the contrary is a criminal offense.

Prospectus dated ____________, 2011

This prospectus, together with any prospectus supplement, sets forth concisely the information that you should know before investing. You should read this prospectus and any related prospectus supplement, which contain important information, before deciding whether to invest in our securities. You should retain this prospectus and any related prospectus supplement for future reference.  We are required to file annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission (“SEC”).  You may request a free copy of our annual, quarterly and current reports or proxy statements, request other information or make stockholder inquiries, by calling toll-free at 1-866-362-9331 or by writing to us at 11550 Ash Street, Suite 300, Leawood, Kansas 66211.  This information is also available or on our website at www.tortoiseadvisors.com/tto.cfm.  You can also review and copy documents we have filed at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-551-5850 for information. The SEC charges a fee for copies. You can get the same information free from the SEC’s website (http://www.sec.gov). You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the SEC’s Public Reference Section, 100 F. Street, N.E., Room 1580, Washington, D.C. 20549.

Our securities do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

_______________

You should rely only on the information contained or incorporated by reference in this prospectus and any related prospectus supplement in making your investment decisions.  We have not authorized any other person to provide you with different or inconsistent information.  If anyone provides you with different or inconsistent information, you should not rely on it.  This prospectus and any prospectus supplement do not constitute an offer to sell or solicitation of an offer to buy any securities in any jurisdiction where the offer or sale is not permitted.  The information appearing in this prospectus and in any prospectus supplement is accurate only as of the dates on their covers.  Our business, financial condition and prospects may have changed since such dates.  We will advise investors of any material changes to the extent required by applicable law.

CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS

This prospectus and any accompanying prospectus supplement contain “forward-looking statements.”  Forward-looking statements can be identified by the words “may,” “will,” “intend,” “expect,” “estimate,” “continue,” “plan,” “anticipate,” and similar terms and the negative of such terms.  Such forward-looking statements may be contained in this prospectus as well as in any accompanying prospectus supplement.  By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements.  Several factors that could materially affect our actual results are the performance of the portfolio of securities we hold, the conditions in the U.S. and international financial, petroleum and other markets, the price at which our shares will trade in the public markets and other factors discussed in our periodic filings with the Securities and Exchange Commission (the “SEC”).

Although we believe that the expectations expressed in our forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in our forward-looking statements.  Our future financial condition and results of operations, as well as any forward-looking statements, are subject to change and are subject to inherent risks and uncertainties, such as those disclosed in the “Risk Factors” section of this prospectus.  All forward-looking statements contained or incorporated by reference in this prospectus or any accompanying prospectus supplement are made as of the date of this prospectus or the accompanying prospectus supplement, as the case may be.  Except for our ongoing obligations under the federal securities laws, we do not intend, and we undertake no obligation, to update any forward-looking statement.  The forward-looking statements contained in this prospectus and any accompanying prospectus supplement are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended (the “1933 Act”).

Currently known risk factors that could cause actual results to differ materially from our expectations include, but are not limited to, the factors described in the “Risk Factors” section of this prospectus.  We urge you to review carefully that section for a more detailed discussion of the risks of an investment in our securities.

PROSPECTUS SUMMARY

The following summary contains basic information about us and our securities.  It is not complete and may not contain all of the information you may want to consider.  You should review the more detailed information contained in this prospectus and in any related prospectus supplement, especially the information set forth under the heading “Risk Factors” beginning on page ___  of this prospectus.

The Company

We invest primarily in privately-held and micro-cap public companies operating in the U.S. energy infrastructure sector. We seek to invest in companies in the energy infrastructure sector that generally produce stable cash flows as a result of their fee-based revenues and proactive hedging programs, which help to limit direct commodity price risk.

The U.S. energy infrastructure sector can be broken down into different segments.  Companies in the midstream segment of the energy infrastructure sector engage in the business of transporting, processing or storing natural gas, natural gas liquids, coal, crude oil, refined petroleum products and renewable energy resources. Companies in the downstream segment of the energy infrastructure sector engage in distributing or marketing such commodities and companies in the upstream segment of the energy infrastructure sector engage in exploring, developing, managing or producing such commodities.  The energy infrastructure sector also includes producers and processors of coal and aggregates, two business segments that also are eligible for MLP status.

We are an externally managed, non-diversified closed-end management investment company that has elected to be regulated as a business development company (a “BDC”) under the 1940 Act. As a BDC, we are subject to numerous regulations and restrictions.  See “Regulation.” Unlike most investment companies, we have not elected, and do not intend to elect, to be treated as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”).  Therefore, we are, and intend to continue to be, obligated to pay federal and applicable state corporate income taxes on our taxable income.  See “Certain U.S. Federal Income Tax Considerations – Taxation of U.S. Stockholders.”

We have asked our stockholders to vote on a proposal at our annual meeting on April 8, 2011 that would authorize our Board of Directors to withdraw our election to be regulated as a BDC under the 1940 Act.  If this proposal is approved, we will, effective upon receipt by the SEC of our application for withdrawal, no longer be regulated as a BDC and will no longer be subject to the regulatory provisions of the 1940 Act discussed herein.

Our Adviser

Tortoise Capital Advisors, L.L.C., a registered investment adviser (the “Adviser”), serves as our investment adviser.  Our Adviser is a pioneer in capital markets for MLP investment companies and a leader in closed-end funds and separately managed accounts focused on MLPs in the energy sector.  As of February 28, 2011, our Adviser managed assets of approximately $6.3 billion in the energy sector, including the assets of six publicly traded closed-end management investment companies and separately managed accounts for institutions and high net worth individuals. Our Adviser’s aggregate managed capital is among the largest of investment advisers managing closed-end management investment companies focused on the energy sector. Our Adviser currently has four investment professionals who are primarily responsible for the origination, structuring and managing of our investments.

Our Adviser has retained Kenmont Investments Management, L.P. (“Kenmont”) as a sub-adviser. Kenmont is a Houston, Texas based registered investment adviser with experience investing in privately-held and public companies in the U.S. energy and power sectors. Kenmont provides additional contacts to us and enhances our number and range of potential investment opportunities. The principals of Kenmont have collectively created and managed private equity portfolios in excess of $1.5 billion and have over 50 years of experience working for investment banks, commercial banks, accounting firms, operating companies and money management firms. Our Adviser compensates Kenmont for the services it provides to us. Our Adviser also indemnifies and holds us harmless from any obligation to pay or reimburse Kenmont for any fees or expenses incurred by Kenmont in providing such services to us. Entities managed by Kenmont own less than 1% of our outstanding common shares and warrants to purchase an additional 281,666 of our common shares.

The Adviser has entered into a consulting agreement with Corridor Energy, an asset management company focused on assisting select institutional investors as they seek access to real energy infrastructure assets.  Corridor Energy will seek to help the Adviser identify energy infrastructure asset investments for the Company that can be leased to operating businesses. Pursuant to the terms of the consulting agreement, Corridor Energy will (i) actively search for and assist the Adviser in identifying potential investment

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opportunities, (ii) assist the Adviser in the analysis of investment opportunities, and (iii) assist the Adviser in arranging financing in order to fund investment opportunities. The Adviser, on behalf of the Company, will have the right of first refusal to decide whether the Company will pursue any investment opportunity identified by Corridor Energy. If the Adviser decides not to pursue such opportunity on behalf of the Company, Corridor Energy will be able to present such opportunity to other investors.

If the stockholders of the Company authorize the Board of Directors to withdraw the Company’s election to be regulated as a BDC, the Company anticipates entering into the co-Advisory Agreement with Corridor Energy to provide full advisory services to the Company for real asset investments.  The Advisory Agreement with the Adviser is expected to (and the sub-Advisory Agreement with Kenmont may) also remain in place as long as MLPs and other securities are owned by the Company.   See “Certain Relationship and Related Party Transactions.”

U.S. Energy Infrastructure Sector Focus

We pursue our investment objective by investing principally in a portfolio of privately-held and micro-cap public companies in the energy infrastructure sector.  The energy infrastructure sector can be broadly categorized as follows:

•	Midstream- the gathering, processing, storing and transmission of energy resources and their byproducts in a form that is usable by wholesale power generation, utility, petrochemical, industrial and gasoline customers, including pipelines, gas processing plants, liquefied natural gas facilities and other energy infrastructure companies.

•	Downstream - the refining of energy sources, and the marketing and distribution of such refined products, such as customer-ready natural gas, natural gas liquids, propane and gasoline, to end-user customers, and customers engaged in the generation, transmission and distribution of power and electricity.

•	Upstream - the exploitation and extraction of energy resources, including natural gas and crude oil from onshore and offshore geological reservoirs as well as from renewable sources, including agricultural, thermal, solar, wind and biomass.

•	Other - includes production and processing of coal and aggregates.

Market Opportunity

We believe the environment for investing in privately-held and micro-cap public companies in the energy infrastructure sector has potential to be attractive for the following reasons:

•	Increased Demand Among Small and Middle Market Private Companies for Capital. We believe many private and micro-cap public companies have faced increased difficulty accessing the capital markets due to a continuing preference by investors for issuances in larger companies with more liquid securities. Such difficulties have been magnified in asset-focused and capital intensive industries such as the energy infrastructure sector. We believe that the U.S. energy infrastructure sector’s high level of projected capital expenditures and continuing acquisition and divestiture activity will provide us with numerous attractive investment opportunities

•	Finance Market for Small and Middle Market Energy Companies is Underserved by Many Capital Providers. We believe that many lenders have, in recent years, de-emphasized their service and product offerings to small and middle market energy companies in favor of lending to large corporate clients and managing capital markets transactions. We believe, in addition, that many capital providers lack the necessary technical expertise to evaluate the quality of the underlying assets of small and middle market private companies and micro-cap public companies in the energy infrastructure sector and lack a network of relationships with such companies.

•	Attractive Companies with Limited Access to Other Capital. We believe there are, and will continue to be, attractive companies that will benefit from private equity investments prior to a public offering of their equity, whether as an MLP or otherwise. We also believe that there are a number of companies in the midstream and downstream segments of the U.S. energy infrastructure sector with the same stable cash flow characteristics as those being acquired by MLPs or funded by private equity capital in anticipation of contribution to an MLP. We believe that many such companies are not being acquired by MLPs or attracting private equity capital because they do not produce income that qualifies for inclusion in an MLP pursuant to the applicable U.S. Federal income tax laws, are perceived by such investors as too small, or are in areas of the
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midstream energy infrastructure segment in which most MLPs do not have specific expertise. We believe that these companies represent attractive investment candidates for us
Competitive Advantages We believe that we are well positioned to meet the financing needs of companies within the U.S. energy infrastructure sector for the following reasons:

•	Existing Investment Platform and Focus on the Energy Infrastructure Sector. We believe that our Adviser’s current investment platform provides us with significant advantages in sourcing, evaluating, executing and managing investments. Our Adviser specializes in the energy sector and had approximately $6.3 billion of assets under management as of February 28, 2011, including the assets of six publicly traded closed-end management investment companies and separately managed accounts. Our Adviser created the first publicly traded closed-end management investment company focused primarily on investing in MLPs involved in the energy infrastructure sector, and its aggregate managed capital is among the largest of those closed-end management investment company advisers focused on the energy sector

•	Experienced Management Team. The members of our Adviser’s investment committee have an average of over 20 years of financial investment experience. Our Adviser’s investment professionals are responsible for the structuring and managing of our investments and have vast experience in energy, investment banking, leveraged finance and private equity investing. We believe that the members of our Adviser’s investment committee and the Adviser’s investment professionals have developed strong reputations in the capital markets, particularly in the energy infrastructure sector, that we believe affords us a competitive advantage in identifying and investing in energy infrastructure companies.

•	Disciplined Investment Philosophy. In making its investment decisions, our Adviser intends to continue the disciplined investment approach that it has used since its founding. That investment approach emphasizes current income with the potential for enhanced returns through distribution growth, capital appreciation, low volatility and minimization of downside risk. Our Adviser’s investment process involves an assessment of the overall attractiveness of the specific subsector of the energy infrastructure sector in which a prospective portfolio company is involved; such company’s specific competitive position within that subsector; potential commodity price, supply and demand and regulatory concerns; the stability and potential growth of the prospective portfolio company’s cash flows; the prospective portfolio company’s management track record and incentive structure and our Adviser’s ability to structure an attractive investment

•	Flexible Transaction Structuring. We are not subject to many of the regulatory limitations that govern traditional lending institutions such as commercial banks. As a result, we can be flexible in structuring investments and selecting the types of securities in which we invest. Our Adviser’s investment professionals have substantial experience in structuring investments that balance the needs of energy infrastructure companies with appropriate risk control.

•	Extended Investment Horizon. Unlike private equity and venture capital funds, we are not subject to standard periodic capital return requirements. These provisions often force private equity and venture capital funds to seek quicker returns on their investments through mergers, public equity offerings or other liquidity events than may otherwise be desirable, potentially resulting in both a lower overall return to investors and an adverse impact on their portfolio companies. We believe our flexibility to make investments with a long-term view and without the capital return requirements of traditional private investment funds enhances our ability to generate attractive returns on invested capital.

Targeted Investment Characteristics We anticipate that our targeted investments will have the following characteristics:

•	Long-Life Assets with Stable Cash Flows and Limited Commodity Price Sensitivity. Most of our investments have the potential to generate stable cash flows over long periods of time. We have invested a portion of our assets in companies that own and operate assets with long useful lives and that generate cash flows by providing critical services primarily to the producers or end-users of energy. We have attempted to limit the direct exposure to energy commodity price risk in our portfolio. We have targeted companies that have a majority of their cash flows generated by contractual obligations.

•	Experienced Management Teams with Energy Infrastructure Focus. We have targeted investments in companies with management teams that have a track record of success and that often have substantial knowledge and focus in particular
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segments of the energy infrastructure sector or with certain types of assets. We expect that our management team’s extensive experience and network of business relationships in the energy infrastructure sector will allow us to identify and attract portfolio company management teams that meet these criteria

•	Fixed Asset-Intensive Investments. Most of our investments have been made in companies with a relatively significant base of fixed assets. Compared to companies with lower relative fixed asset levels, fixed asset-intensive companies often are characterized by economies of scale and barriers to entry

•	Limited Technological Risk. We generally do not target investment opportunities involving the application of new technologies or significant geological, drilling or development risk.

•	Exit Opportunities. We focus our investments on prospective portfolio companies that we believe will generate a steady stream of cash flow to generate returns on our investments as well as allow such companies to reinvest in their respective businesses. We expect that such internally generated cash flow will lead to distributions or the repayment of the principal of our investments in portfolio companies and will be a key means by which we monetize our investments over time. In addition, we seek to invest in companies whose business models and expected future cash flows offer attractive exit possibilities. These companies include candidates for strategic acquisition by other industry participants and companies that may repay, or provide liquidity for, our investments through an initial public offering of common stock or other capital markets transactions. We believe our Adviser’s investment experience will help us identify such companies.

Corporate Information

Our offices are located at 11550 Ash Street, Suite 300, Leawood, Kansas 66211, our telephone number is 1-866-362-9331 and our website is www.tortoiseadvisors.com/tto.cfm. Information posted to our website is not incorporated into this prospectus.

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THE OFFERING

Securities to be offered
We may offer, on an immediate, continuous or delayed basis, up to $____________ of our securities, or certain of our stockholders who purchase common stock from us in private placement transactions may offer our common stock, on terms to be determined at the time of the offering.  Our securities will be offered at prices and on terms to be set forth in one or more prospectus supplements to this prospectus.  At our Annual Meeting to be held on April 8, 2011, our stockholders may grant us the authority to sell or otherwise issue warrants, rights or options to subscribe for or convert into shares of our common stock and to issue the common shares underlying such warrants, rights, or options upon their exercise.  We will provide information in any prospectus supplement regarding the expected trading market, if any, for our preferred stock and debt securities (collectively, “senior securities”).

While the number and amount of securities we may issue pursuant to this registration statement is limited to $________________ of securities, our Board of Directors may, subject to compliance with the 1940 Act, without any action by the stockholders, amend our Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue under the 1940 Act, we may only issue one class of preferred stock and one class of senior securities representing indebtedness.

We may offer our securities, or certain of our stockholders may offer our common stock, directly to one or more purchasers, through agents that we or they designate from time to time, or to or through underwriters or dealers.  The prospectus supplement relating to the offering will identify any agents or underwriters involved in the sale of our securities, and will set forth any applicable purchase price, fee, commission or discount arrangement between us or any selling stockholder and such agents or underwriters or among underwriters or the basis upon which such amount may be calculated.  See “Plan of Distribution” and “Selling Stockholders.”  Our securities may not be sold through agents, underwriters or dealers without delivery of a prospectus  supplement describing the method and terms of the offering of our securities.

Use of proceeds	Unless otherwise specified in a prospectus supplement, we intend to use the net proceeds from our sale of our securities (including any net proceeds received upon their exercise) primarily to invest in prospective portfolio companies in accordance with our investment objective and policies within approximately three to six months of the receipt of such proceeds. We also may use sale proceeds to retire all or a portion of any debt we incur, to redeem preferred stock, or for working capital purposes, including the payment of distributions, interest and operating expenses, although there is currently no intent to issue securities primarily for this purpose. We will not receive any of the proceeds from a sale of our common stock by any selling stockholder. See “Use of Proceeds.”

Regulatory status
We have elected to be regulated as a BDC under the 1940 Act.  We have asked our stockholders to vote on a proposal at our Annual Meeting on April 8, 2011 that would authorize our Board of Directors to withdraw our election to be regulated as a BDC under the 1940 Act.  If this proposal is approved, we will, effective upon receipt by the SEC of our application for withdrawal, no longer be regulated as a BDC and will no longer be subject to the regulatory provisions of the 1940 Act discussed herein.  See “Regulation.”

Distributions	We intend, subject to adjustment at the discretion of our Board of Directors, each quarter to pay out substantially all of the amounts we receive as recurring cash or paid-in-kind distributions (except those which are paid in stock as a result of credit constraints, market dislocation, or other similar issues) on equity securities we own and interest payments on debt securities we own, less current or anticipated operating expenses, current income taxes on our income and our leverage costs. On February 9, 2011, our Board of Directors declared, and on March 1, 2011 we paid, a $0.10 per share distribution to stockholders of record on February 18, 2011. See “Price Range of Common Shares and Distributions” and “Management’s Discussion and Analysis of Financial Condition and Results of Operation — Determining Distributions to Stockholders.”

Taxation	Unlike most investment companies, we have not elected to be treated as a RIC under the Code. Therefore, we are obligated to pay federal and applicable state corporate taxes on our taxable income. On the other hand, we are not subject to the Code’s diversification rules limiting the assets in which a RIC can invest. In addition, we are not subject to the Code’s restrictions on the types of income that a RIC can recognize without adversely affecting its election to be treated as a RIC. This allows us to invest in operating entities treated as partnerships under the Code, which we believe provide attractive investment opportunities. Finally, unlike RICs, we are not effectively required by the Code to distribute substantially all of our income and capital gains. See “Certain U.S. Federal Income Tax Considerations”

Leverage
The borrowing of money and the issuance of preferred stock and debt securities represents the leveraging of our common stock.  The issuance of additional common stock may enable us to increase the aggregate amount of our leverage.  We reserve the right at any time to use financial leverage to the extent permitted by the 1940 Act (such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowing). The amount of leverage that we may employ will depend on our assessment of market conditions and other factors at the time of any proposed borrowing.

The use of leverage creates an opportunity for increased income and capital appreciation for common stockholders, but at the same time creates special risks that may adversely affect common stockholders, because our Adviser’s fee is based upon a percentage of our “Managed Assets” (defined as our total assets (including any assets attributable to any leverage that may be outstanding but excluding any net deferred tax assets) minus the sum of accrued liabilities other than (1) net deferred tax liabilities, (2) debt entered into for purposes of leverage and (3) the aggregate liquidation preference of any outstanding preferred stock). Our Adviser does not charge an advisory fee based on net deferred tax assets. Our Adviser’s fee is higher when we are leveraged. Therefore, our Adviser has a financial incentive to use leverage, which will create a conflict of interest between our Adviser and our common stockholders, who will bear the costs of our leverage. There can be no assurance that a leveraging strategy will be successful during any period in which it is used. The use of leverage involves risks, which can be significant. See “Risk Factors - Risks Related to Our Operations — We may utilize leverage within our portfolio.” and “Risk Factors — Additional Risks to Common Stockholders — Our use of leverage increases the risk of investing in us and will increase the costs borne by common stockholders.”
See “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Liquidity and Capital Resources” and “Management’s Discussion and Analysis of Financial Conditions and Result of Operations — Borrowings” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Senior Securities.”

See “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Liquidity and Capital Resources” and “Management’s Discussion and Analysis of Financial Conditions and Result of Operations —

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Borrowings” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Senior Securities.”

Anti-takeover provisions
Our Board of Directors is divided into three classes of directors serving staggered three-year terms. This structure is intended to provide us with a greater likelihood of continuity of management, which may be necessary for us to realize the full value of our investments. A staggered Board of Directors also may deter hostile takeovers or proxy contests, as may certain provisions of Maryland law, our Charter or Bylaws or other measures adopted by us. These provisions or measures also may limit the ability of our stockholders to sell their shares at a premium over then-current market prices by discouraging a third party from seeking to obtain control of us. See “Certain Provisions of Our Charter and Bylaws and the Maryland General Corporation Law.”

Risk factors
Investing in our common shares involves certain risks relating to our structure and our investment objective that you should consider before deciding whether to invest in our common shares. In addition, we expect that our portfolio will consist primarily of securities issued by privately-held energy infrastructure companies. These investments may involve a high degree of business and financial risk, and they are generally illiquid. Our portfolio companies typically will require additional outside capital beyond our investment in order to succeed. A large number of entities compete for the same kind of investment opportunities as we seek. We may borrow funds to make our investments in portfolio companies. As a result, we are and will be exposed to the risks of leverage, which may be considered a speculative investment technique. Borrowings magnify the potential for gain and loss on amounts invested and, therefore, increase the risks associated with investing in our common shares.

Also, we are subject to certain risks associated with valuing our portfolio, changing interest rates, accessing additional capital, fluctuating quarterly results and operating in a regulated environment. See “Risk Factors” for a discussion of factors you should carefully consider before deciding whether to invest in our common shares.

Available information
We have filed with the Securities and Exchange Commission, or SEC, a registration statement on Form N-2, including any amendments thereto and related exhibits, under the Securities Act of 1933, which we refer to as the Securities Act, with respect to our common shares offered by this prospectus. The registration statement contains additional information about us and our common shares being offered by this prospectus.

Our common shares are registered under the Securities Exchange Act of 1934, which we refer to as the Exchange Act, and we are required to file reports, proxy statements and other information with the SEC. This information may be obtained free of charge by contacting us at 11550 Ash Street, Suite 300, Leawood, Kansas 66211 or by telephone at 1-866-362-9331 or on our website at www.tortoiseadvisors.com/tto.cfm and is also available at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549. Information posted to our website is not incorporated by reference into this prospectus. You may obtain information about the operation of the SEC’s public reference room by calling the SEC at 1-800-SEC-0330. In addition, the SEC maintains an Internet website, at http://www.sec.gov, that contains reports, proxy and information statements, and other information regarding issuers, including us, that file documents electronically with the SEC.
7

SUMMARY OF COMPANY EXPENSES

The following table and example contain information about the costs and expenses that common stockholders will bear directly or indirectly.  In accordance with SEC requirements, the table below shows our expenses, including leverage costs, as a percentage of our net assets as of November 30, 2010, and not as a percentage of gross assets or Managed Assets.  By showing expenses as a percentage of net assets, expenses are not expressed as a percentage of all of the assets in which we invest.  The table and example are based on our capital structure as of November 30, 2010.  As of that date, we had $__________ outstanding under our secured credit facility and senior securities represented approximately ___% of our total assets.

Stockholder transaction expenses (as a percentage of offering price):

Sales Load	____(1)
Offering Expenses Borne by Us	____(1)
Dividend Reinvestment Plan Fees(2)	None

Percentage of Net Assets Attributable to Common Stockholders(3)
Annual Expenses
Management fee(4)	_______%
Incentive fee(4)	_______%
Interest Payments on Borrowed Funds(5)	_______%
Other Expenses(6)	_______%
Current Income Tax Expense	_______%
Deferred Income Tax Expense(7)	_______%
Total Annual Expenses(8)	_______%
_______%

Example

The following example illustrates the expenses that common stockholders would pay on a $1,000 investment in common stock, assuming (1) total annual expenses (including deferred income tax expense) of _____% of net assets attributable to common shares, (2) a 5% annual return, and (3) all distributions are reinvested at NAV:

	1 Year	3 Years	5 Years	10 Years
Total Expenses Paid by Common Stockholders(9) (10)	$___	$___	$___	$___

The example should not be considered a representation of future expenses.  Actual expenses may be greater or less than those assumed.  Moreover, our actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

(1)
If the securities to which this prospectus relates are sold to or through underwriters, the prospectus supplement will set forth any applicable sales load, the estimated offering expenses borne by us and a revised expense example.

(2)	Stockholders will pay a transaction fee plus brokerage charges if they direct the Plan Agent to sell common stock held in a dividend reinvestment account. See “Dividend Reinvestment Plan.”
(3)
“Net assets attributable to common shares” equals net assets (i.e., total assets less total liabilities and the aggregate liquidation preference of any outstanding shares of preferred stock) of (i) approximately $_____ million at November 30, 2010 plus (ii) investments of $___________ in ____________________ and $_______________ in __________________, each valued at their purchase price, and (iii) reflecting leverage of approximately $____ million as set forth in footnote (5) below.

(4)
Although our management fee is 1.5% (annualized) of our average monthly Managed Assets, the table above reflects expenses as a percentage of net assets. Managed Assets means total assets (including any assets purchased with any borrowed funds) minus accrued liabilities other than (i) deferred taxes and (ii) debt entered into for the purpose of leverage. Net assets is Managed Assets minus deferred taxes, debt entered into for the purposes of leverage and the aggregate liquidation preference of any outstanding preferred shares. See “Adviser — Investment Advisory Agreement — Management Fee.”

We pay our Adviser a fee consisting of two components — a base management fee and an incentive fee. The base management fee is paid quarterly in arrears and is equal to 0.375% (1.5% annualized) of our average monthly Managed Assets for such quarter. The incentive fee consists of two parts. The first part, the investment income fee, is calculated and payable quarterly in arrears and will equal 15% of the excess, if any, of our Net Investment Income for the fiscal quarter over a quarterly hurdle rate equal to 2% (8% annualized) of our average monthly Net Assets for the quarter. For purposes of calculating the investment income fee, “Net Investment Income” means interest income (including accrued interest that we have not yet received in cash), dividend and distribution income from equity investments (but excluding that portion of cash distributions that are treated as return of capital), and any other income (including any fees such as commitment, origination, syndication, structuring, diligence, monitoring, and consulting fees or other fees that we receive from portfolio companies) accrued during the fiscal quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable by us, any interest expense, any accrued income taxes related to Net Investment Income and dividends paid on issued and outstanding preferred stock, if any, but excluding the incentive fees payable to our Adviser). The second part of the incentive fee, the capital gains fee, will be determined and payable in arrears as of the end of each fiscal year (or upon termination of the investment advisory agreement, as of the termination date), and will equal (i) 15% of (a) our net realized capital gains, excluding the impact of current and deferred income taxes, on a cumulative basis from the commencement of our operations on December 8, 2005 to the end of each fiscal year, less (b) any unrealized capital depreciation, excluding the impact of deferred income taxes, at the end of such fiscal year, less (ii) the aggregate amount of all capital gains fees paid to our Adviser in prior years. During the year ended November 30, 2010, we accrued no capital gain incentive fees. The provision for capital gains incentive fees is adjusted based on the increase or decrease in fair value and unrealized appreciation or depreciation on investments. Pursuant to the Advisory Agreement, the capital gains incentive fee is paid annually only if there are realization events and only if the calculation defined in the agreement results in an amount due. No capital gain incentive fees have been paid to date. We may have capital gains and interest income that could result in the payment of an incentive fee to our Adviser in the first year after completion of this offering. Although we cannot predict whether we will meet the necessary performance targets, we have assumed $__________ as a provision for capital gains incentive fees in this table.

On February 17, 2010, our Adviser agreed to reimburse us an amount equal to 0.25% of our average monthly Managed Assets on a quarterly basis beginning January 1, 2010 and ending December 31, 2010.  On August 9, 2010, we entered into an Amended Expense Reimbursement Agreement with our Adviser under which our Adviser will reimburse the Company for certain expenses incurred beginning June 1, 2010 and ending December 31, 2010 in an amount equal to 0.50% of our average monthly Managed Assets.

(5)	Leverage Costs in the table reflect borrowing rates as of November 30, 2010.

(6)
Other Expenses include our estimated overhead expenses, including payment to our transfer agent, our administrative agent and legal and accounting expenses are based on amounts incurred for the fiscal year ended November 30, 2010.

(7)
For the year ended November 30, 2010, we accrued $4,772,648 in net deferred income tax expense primarily related to net investment losses and realized and unrealized gains on investments.  Deferred income tax expense represents an estimate of our potential tax liability if we were to recognize the unrealized appreciation of our portfolio assets, which occurred during the year ended November 30, 2010, based on the market value and basis of our assets as of November 30, 2010.  Actual income tax expense (if any) will be incurred over many years, depending on if and when investment gains are realized, the then-current basis of assets, the level of net loss carryforwards and other factors.

(8)
The table presented in this footnote presents certain of our annual expenses as a percentage of our Managed Assets as of November 30, 2010, excluding current and deferred income tax expense.  In addition, the table presented in this footnote excludes incentive fees as we cannot predict whether we will meet the necessary performance targets to earn such fees.

Annual Expenses	Percentage of Managed Assets
Management Fee	____%
Interest Payments on Borrowed Funds (a)	____%
Other Expenses (b)	____%
Total annual expenses (excluding current and deferred income tax expenses)	____%
(a)Leverage Costs are calculated as described in footnote (4) above.
(b)Other Expenses include our estimated overhead expenses including payment to our transfer agent, our administrative agent and legal and accounting expenses are based on amounts incurred for the fiscal year ended November 30, 2010.

(9)	Includes deferred income tax expense. See footnote (7) above for more details.
(10)	The example does not include sales loads or estimated offering costs.

The purpose of the table and examples above is to help investors understand the fees and expenses that they, as common stockholders, would bear directly or indirectly.

SELECTED FINANCIAL DATA

The selected financial data set forth below should be read in conjunction with “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and the financial statements and related notes included in this prospectus.  The selected financial data presented below has been derived from our financial statements audited by ______________, an independent registered public accounting firm whose report thereon is included herein.  The historical data is not necessarily indicative of results to be expected for any future period.

	Year Ended November 30, 2010	Year Ended November 30, 2009	Year Ended November 30, 2008	Year Ended November 30, 2007	Period from December 8, 2005 to November 30, 2006 (1)
Statements of operations data:
Investment income	$1,891,827	$1,804,531	$2,943,953	$3,034,944	$2,119,843
Base management fees (2)	1,233,823	1,351,593	2,006,120	2,233,670	634,989
All other expenses (3)	972,556	1,539,486	2,688,550	2,902,561	360,156
Total expenses	$2,206,379	2,891,079	$4,694,670	$5,136,231	$995,145
Less expense reimbursement by Adviser	308,003	225,266	385,622	94,181	-
Current and deferred taxes, net	(4,772,648)	(254,356))	9,859,785	(3,671,096)	(516,055)
Net realized gain (loss) on investments
before taxes	(11,118,519)	(23,120,748)	8,716,197	260,290	(1,462)
Unrealized gain (loss) on investments	30,564,590	24,247,380	(41,581,120)	10,561,888	328,858
Increase (decrease) in net assets resulting
from operations	$14,666,874	$10,994	$(24,370,233)	$5,143,976	$936,039

Per common share data:
Distributions to common stockholders(4)	$0.43	$0.62	$1.04	$0.67	$0.34
Net increase (decrease) in stockholder’s
equity resulting from operations
Basic and diluted	$1.61	$0.00 (3)	$(2.74)	$0.66	$0.30
Net asset value	$10.44	$9.29	$9.96	$13.76	$13.70

	November 30, 2010	November 30, 2009	November 30, 2008	November 30, 2007	November 30, 2006
Statements of assets and liabilities data:
Short-term investments	$1,466,193	$1,498,846	$360,372	$219,502	$5,431,414
Long-term investments	$93,736,230	$82,483,094	$105,790,858	$158,416,831	$37,144,100
Other assets	$838,970	$5,496,113	$6,169,827	$319,052	$357,498
Total assets	$96,041,393	$89,478,053	$112,321,057	$158,416,831	$42,933,012
Total liabilities	$562,220	$5,181,468	$23,095,757	$37,042,419	$604,610
Total net assets	95,479,173	$84,296,585	$89,225,300	$121,912,966	$42,328,402

__________

(1)	We were incorporated on September 8, 2005, but did not commence operations until December 8, 2005.

(2)
For the year ended November 30, 2010, base management fees include $1,233,823 accrued as base management fees payable to the Adviser under the Investment Advisory Agreement. For the year ended November 30, 2009, base management fees include $1,351,593 accrued as base management fees payable to the Adviser under the Investment Advisory Agreement. For the year ended November 30, 2008, base management fees include $2,313,731 accrued as base management fees payable to the Adviser under the Investment Advisory Agreement, and $307,611 as a reduction in the provision for capital gain incentive fees payable to the Adviser. For the year ended November 30, 2007, base management fees include $1,926,059 accrued as base management fees payable to the Adviser under the Investment Advisory Agreement and $307,611 as an increase in the provision for capital gain incentive fees payable to the Adviser. For the period from December 8, 2005 to November 30, 2006, base management fees include $634,989 accrued as base management fees payable to the Adviser under the Investment Advisory Agreement. The provision for capital gain incentive fees is adjusted based on the increase or decrease in the fair value of investments and unrealized appreciation or depreciation on investments. Pursuant to the Investment Advisory Agreement, the capital gain incentive fee is paid annually only if there are realization events and only if the calculation defined in the agreement results in an amount due. No capital gain incentive fees have been due or payable since the commencement of operations.

(3)	Less than $0.01 per share.

(4)
For the year ended November 30, 2010, other expenses include $926,937 in operating expenses and $45,619 in interest expense on the credit facility. For the year ended November 30, 2009, other expenses include $911,779 in operating expenses and $627,707 in interest expense on the credit facility. For the year ended November 30, 2008, other expenses include $1,037,624 in operating expenses and $1,650,926 in interest expense on the credit facility. For the year ended November 30, 2007, other expenses include $1,094,677 in operating expenses, $847,421 of interest expense on the credit facility, $228,750 in preferred stock dividends, and $731,713 of non-recurring expenses related to the loss on redemption of the previously outstanding Series A Redeemable Preferred Stock. The Series A Redeemable Preferred Stock issuance in December 2006 was utilized as bridge financing to fund portfolio investments and was fully redeemed upon completion of our initial public offering in February 2007. For the period from December 8, 2005 to November 30, 2006, other expenses include $360,156 in operating expenses. Other expenses do not include current and deferred income taxes.

(5)
The character of distributions made during the year may differ from the ultimate characterization for federal income tax purposes. For the year ended November 30, 2010, the company’s distributions, for book and tax purposes, were comprised of 100 percent return of capital. For the year ended November 30, 2009, the company’s distributions, for book and tax purposes, were comprised of 100 percent return of capital. For the year ended November 30, 2008, the company’s distributions, for book purposes, were comprised of 100 percent return of capital, and for tax purposes were comprised of 3.2 percent investment income and 96.8 percent return of capital. For the year ended November 30, 2007, the company’s distributions, for book and tax purposes, were comprised of 100 percent return of capital. For the period ended December 8, 2005 to November 30, 2006, the company’s distributions, for book purposes, were comprised of 87.3 percent investment income and 12.7 percent return of capital, and for tax purposes were comprised of 41.7 percent investment income and 58.3 percent return of capital.

SELECTED QUARTERLY DATA
(Unaudited)

The selected quarterly data set forth below should be read in conjunction with “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Senior Securities” and the financial statements and related notes included in this prospectus.  The selected quarterly data presented below, other than for the quarters ended November 30, 2009 and November 30, 2010, has been derived from our unaudited financial statements.  The selected quarterly data presented below for the quarters ended November 30, 2009 and November 30, 2010, has been derived from our financial statements audited by _____________, an independent registered public accounting firm whose report thereon is included herein.  The historical data is not necessarily indicative of results to be expected for any future period.

February 28, 2009	May 31, 2009	August 31, 1009	November 30, 2009	February 28, 2010	May 31, 2010	August 31, 2010	November 30, 2010
Investment income	$ 1,083,846	$ (765,793)	$ 777,486	$ 708,992	$ 692,156	$ 389,183	$ 22,865	$ 787,623
Base management
fees	392,769	338,186	321,578	299,060	309,922	309,704	286,781	327,436
Capital gain incentive
fees (1)	—	—	—	—	—	—	—	—
All other expenses	388,698	492,856	401,588	256,345	220,187	255,058	370,734	126,577
Expense reimburse-
ment by Adviser	(65,461)	(56,365)	(53,596)	(49,844)	(51,654)	(51,617)	(95,587)	(109,145)
Net expenses	$ 716,006	$ 774,677	$ 669,570	$ 505,561	$ 478,455	$ 513,145	$ 561,908	$ 344,868
Current and deferred
tax benefit
(expense), net	101,183	8,283	(26,733)	361,484	32,694	(967)	202,195	(3,033,997)
Net realized gain
(loss) on
investments before
current tax benefit	(499,818)	(7,335,157)	(10,756,469)	(4,529,304)	(1,588,168)	(10,261,613)	(1,340,452)	(1,104,622)
Unrealized gain (loss)
on investments
before deferred tax
expense	(12,934,058)	16,382,855	10,726,495	10,072,088	2,941,305	3,550,587	12,990,304	11,082,394
Increase (decrease) in
net assets resulting
from operations	$(9,471,915)	$ 3,472,717	$ 95,507	$ 6,107,699	$4,017,523	$ (7,280,370	$10,543,191	$7,386,530
Basic per share
increase (decrease)
in net assets
resulting from
operations	$ (1.06)	$ 0.39	$ (0.01)	$ 0.68	$ 0.44	(0.80)	$ 1.16	$ 0.81

(1)
Includes amounts accrued as a provision for capital gains incentive fees payable to the Adviser, net of amounts waived as described in this prospectus.  The provision for capital gains incentive fees resulted from the increase in fair value and unrealized appreciation on investments. Pursuant to the Investment Advisory Agreement, the capital gains incentive fee is paid annually only if there are realization events and only if the calculation defined in the agreement results in an amount due.

RISK FACTORS

An investment in our common shares should not constitute a complete investment program for any investor and involves a high degree of risk. Due to the uncertainty in our investments, there can be no assurance that we will achieve our investment objective. You should carefully consider the risks described below, as well as any risk factors included in any prospectus supplement, before making an investment decision.

Risks Related to Our Operations

Our Adviser serves as investment adviser to other funds, which may create conflicts of interest not in the best interest of us or our stockholders.

Our Adviser was formed in October 2002 and has been managing investments in portfolios of MLPs and other issuers in the energy sector since that time, including management of the investments of TYG since February 27, 2004, TYY since May 31, 2005, TYN since October 31, 2005, TPZ since July 31, 2009 and NTG since July 30, 2010.  From time to time the Adviser may pursue areas of investments in which the Adviser has more limited experience.

Our investment committee is the same for, and all of our Adviser’s employees provide services for, other funds managed by our Adviser. Our Adviser’s services under the investment advisory agreement are not exclusive, and it is free to furnish the same or similar services to other entities, including businesses that may directly or indirectly compete with us so long as its services to us are not impaired by the provision of such services to others. In addition, the publicly traded funds and separately managed accounts managed by our Adviser may make investments similar to investments that we may pursue. Unlike the other funds managed by our Adviser, we generally target investments in companies that are privately-held or have market capitalizations of less than $250 million, and that are earlier in their stage of development. We also focus on privately-held and micro-cap public energy companies operating in the midstream and downstream segment, and to a lesser extent the upstream and coal/aggregates segments, of the U.S energy infrastructure sector. Our Adviser and the members of its investment committee may have obligations to other investors, the fulfillment of which might not be in the best interests of us or our stockholders, and it is possible that our Adviser might allocate investment opportunities to other entities, limiting attractive investment opportunities available to us. However, our Adviser intends to allocate investment opportunities in a fair and equitable manner consistent with our investment objectives and strategies, and in accordance with written allocation policies and procedures of our Adviser, so that we will not be disadvantaged in relation to any other client.

We are dependent upon our Adviser’s key personnel for our future success.

We depend on the diligence, expertise and business relationships of the management of our Adviser. The Adviser’s investment professionals and management will evaluate, structure, close and monitor our investments. Our future success will depend on the continued service of the management team of our Adviser. The departure of one or more investment professionals of our Adviser could have a material adverse effect on our ability to achieve our investment objective and on the value of our common shares. We will rely on certain employees of the Adviser who will be devoting significant amounts of their time to non-Company related activities of the Adviser. To the extent the Adviser’s investment professionals and management are unable to, or do not, devote sufficient amounts of their time and energy to our affairs, our performance may suffer.

The incentive fee payable to our Adviser may create conflicting incentives.

The incentive fee payable by us to our Adviser may create an incentive for our Adviser to make investments on our behalf that are riskier or more speculative than would be the case in the absence of such a compensation arrangement. Because a portion of the incentive fee payable to our Adviser is calculated as a percentage of the amount of our net investment income that exceeds a hurdle rate, our Adviser may imprudently use leverage to increase the return on our investments. Under some circumstances, the use of leverage may increase the likelihood of default, which would disfavor the holders of our common shares. In addition, our Adviser may receive an incentive fee based, in part, upon net realized capital gains on our investments. Unlike the portion of the incentive fee based on net investment income, there is no hurdle rate applicable to the portion of the incentive fee based on net capital gains. As a result, our Adviser may have an incentive to pursue investments that are likely to result in capital gains as compared to income producing securities. Such a practice could result in our investing in more speculative or long term securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns or longer return cycles.

We may be required to pay an incentive fee even in a fiscal quarter in which we have incurred a loss. For example, if we have pre-incentive fee net investment income above the hurdle rate and realized capital losses, we will be required to pay the investment income portion of the incentive fee.

The investment income portion of the incentive fee payable by us will be computed and paid on income that may include interest that has been accrued but not yet received in cash, and the collection of which is uncertain or deferred. If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously used in the calculation of the investment income portion of the incentive fee will become uncollectible. Our Adviser will not be required to reimburse us for any such incentive fee payments.

Because we expect to distribute substantially all of our distributions and interest income from investments to our stockholders, we will continue to need additional capital to make new investments. If additional funds are unavailable or not available on favorable terms, our ability to make new investments will be impaired.

If we distribute substantially all of our distributions and interest income from investments to our stockholders and we desire to make new investments, our business will require a substantial amount of capital.  We may acquire additional capital from the issuance of securities senior to our common shares, including additional borrowings or other indebtedness or the issuance of additional securities. We may also acquire additional capital through the issuance of additional equity. However, we may not be able to raise additional capital in the future on favorable terms or at all. Unfavorable economic conditions could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us.  We may issue debt securities, other instruments of indebtedness or preferred stock, and we borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. The 1940 Act permits us to issue senior securities in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after each issuance of senior securities. Our ability to pay distributions or issue additional senior securities is restricted if our asset coverage ratio is not at least 200%, or put another way, the value of our assets (less all liabilities and indebtedness not represented by senior securities) must be at least twice that of any outstanding senior securities (plus the aggregate involuntary liquidation preference of any preferred stock). If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to liquidate a portion of our investments and repay a portion of our indebtedness at a time when such sales may be disadvantageous. As a result of issuing senior securities, we will also be exposed to typical risks associated with leverage, including increased risk of loss. If we issue preferred securities which will rank “senior” to our common shares in our capital structure, the holders of such preferred securities may have separate voting rights and other rights, preferences or privileges more favorable than those of our common shares, and the issuance of such preferred securities could have the effect of delaying, deferring or preventing a transaction or a change of control that might involve a premium price for security holders or otherwise be in our best interest.

To the extent our ability to issue debt or other senior securities is constrained, we will depend on issuances of additional common shares to finance new investments. As a BDC, we generally are not able to issue additional common shares at a price below NAV (net of any sales load (underwriting discount)) without first obtaining required approvals of our stockholders and our independent directors, which could constrain our ability to issue additional equity. See “Determination of Net Asset Value—Determinations in Connection with Offerings.” If we raise additional funds by issuing more of our common shares or senior securities convertible into, or exchangeable for, our common shares, the percentage ownership of our stockholders at that time would decrease, and you may experience dilution.

As a BDC, we are subject to limitations on our ability to engage in certain transactions with affiliates.

As a BDC, we are prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our independent directors or the SEC. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities is our affiliate for purposes of the 1940 Act and we are generally prohibited from buying or selling any security from or to such affiliate, absent the prior approval of our independent directors. The 1940 Act also prohibits “joint” transactions with an affiliate, which could include investments in the same portfolio company (whether at the same or different times), without prior approval of our independent directors. If a person acquires more than 25% of our voting securities, we will be prohibited from buying or selling any security from or to such person, or entering into joint transactions with such person, absent prior approval of the SEC.

If an investment that was initially believed to be a qualifying asset is later deemed not to have been a qualifying asset at the time of investment, we could lose our status as a BDC or be precluded from investing according to our current business plan.

As a BDC, we must not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70 percent of our total assets are qualifying assets. If an investment that was originally believed to be a qualifying asset is later deemed not to have been a qualifying asset at the time of investment, our status as a BDC may be jeopardized or we may be precluded from investing according to our current business plan, either of which would have a material adverse effect on our business, financial condition and results of operations.  We also may be required to dispose of investments, which could have a material adverse effect on us and our shareholders, because even if we were successful in finding a buyer, we may have difficulty in finding a buyer to purchase such investments on favorable terms or in a sufficient timeframe.

We may choose to invest a portion of our portfolio in investments that may be considered highly speculative and that could negatively impact our ability to pay distributions and cause you to lose part of your investment.

The 1940 Act permits a BDC to invest up to 30% of its assets in investments that do not meet the test for “qualifying assets.” Such investments may be made by us with the expectation of achieving a higher rate of return or increased cash flow with a portion of our portfolio and may fall outside of our targeted investment criteria. These investments may be made even though they may expose us to greater risks than our other investments and may consequently expose our portfolio to more significant losses than may arise from our other investments. We may invest up to 30% of our total assets in assets that are non qualifying assets in among other things, high yield bonds, bridge loans, distressed debt, commercial loans, private equity, and securities of public companies or secondary market purchases of securities of target portfolio companies. Such investments could impact negatively our ability to pay you distributions and cause you to lose part of your investment.

If we withdraw our BDC election, we will no longer be subject to regulation by the 1940 Act and may in the future elect to be taxed as a REIT.

We have asked our stockholders to vote on a proposal at our Annual Meeting on April 8, 2011 that would authorize our Board of Directors to withdraw our election to be regulated as a BDC under the 1940 Act.  If this proposal is approved, we will, effective upon receipt by the SEC of our application for withdrawal, no longer be regulated as a BDC and will no longer be subject to the regulatory provisions of the 1940 Act discussed herein.  As such, we would have the flexibility to invest in real assets, rather than securities, and may seek to liquidate our securities portfolio over time and focus on investments in real assets in the energy infrastructure sector that have the potential to be real estate investment trust (“REIT”) qualified. We may in the future elect to be taxed as a REIT, provided that we have qualifying assets and income to permit such an election.  There can be no assurance of the impact of such an election on our ability to pay future distributions.

We may utilize leverage within our portfolio.

Lenders from whom we may borrow money or holders of our debt securities may have fixed dollar claims on our assets that are superior to the claims of our stockholders, and we have, and may in the future, grant a security interest in our assets in connection with our debt. In the case of a liquidation event, those lenders or note holders would receive proceeds before our stockholders. In addition, debt, also known as leverage, magnifies the potential for gain or loss on amounts invested and, therefore, increases the risks associated with investing in our securities. Leverage is generally considered a speculative investment technique and the costs of any leverage transactions will be borne by our stockholders. In addition, because the base management fee we pay to our Adviser is based on Managed Assets (which includes any assets purchased with borrowed funds), our Adviser may imprudently borrow funds in an attempt to increase our managed assets and in conflict with our or our stockholders’ best interests. If the value of our assets increases, then leveraging would cause the net asset value attributable to our common shares to increase more than it otherwise would have had we not leveraged. Conversely, if the value of our assets decreases, leveraging would cause the net asset value attributable to our common shares to decline more than it otherwise would have had we not leveraged. Similarly, any increase in our revenue in excess of interest expense on our borrowed funds would cause our net income to increase more than it would without the leverage. Any decrease in our revenue would cause our net income to decline more than it would have had we not borrowed funds and could negatively affect our ability to make distributions on our common shares. Our ability to service any debt that we incur will depend largely on our financial performance and the performance of our portfolio companies and will be subject to prevailing economic conditions and competitive pressures.  We must maintain the asset coverage ratio required under the 1940 Act for any leverage that may be outstanding.  If we fail to maintain the required coverage, we may be required to repay a portion of any outstanding balance until the asset coverage requirement has been met.  This may require us to sell assets.  The illiquid nature of most of our investments may make it difficult to dispose of such assets at a favorable price, and as a result, me may suffer losses.

Illustration.  The following table illustrates the effect of leverage on returns from an investment in our common shares assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing in the table below.

Assumed Return on our Portfolio (Net of Expenses)
-10%	-5%	0%	5%	10%
%	%	%	%	%
__________

(1)	Assumes $ in total assets, $ in debt outstanding, $ in stockholders’ equity and an average cost of funds of %. Actual interest payments may be different.

We operate in a highly competitive market for investment opportunities.

We compete with public and private funds, commercial and investment banks and commercial financing companies to make the types of investments that we plan to make in the U.S. energy infrastructure sector. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than us. For example, some competitors may have a lower cost of funds and access to funding sources that are not currently available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, allowing them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC.  These competitive conditions may adversely affect our ability to make investments in the energy infrastructure sector and could adversely affect our distributions to stockholders.

Our quarterly results may fluctuate.

We could experience fluctuations in our quarterly operating results due to a number of factors, including the return on our equity investments, the interest rates payable on our debt investments, the default rates on such investments, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

Our portfolio may be concentrated in a limited number of portfolio companies.

We currently have investments in a limited number of portfolio companies. An inherent risk associated with this investment concentration is that we may be adversely affected if one or two of our investments perform poorly or if the fair value of any one investment decreases. Financial difficulty on the part of any single portfolio company or the failure of a portfolio company to make distributions will expose us to a greater risk of loss than would be the case if we were a “diversified” company holding numerous investments.

Our investments in privately-held companies present certain challenges, including the lack of available information about these companies and a greater inability to liquidate our investments in an advantageous manner.

We primarily make investments in privately-held companies. Generally, little public information will exist about these companies, and we will be required to rely on the ability of our Adviser to obtain adequate information to evaluate the potential risks and returns involved in investing in these companies. If our Adviser is unable to obtain all material information about these companies, including with respect to operational, regulatory, environmental, litigation and managerial risks, our Adviser may not make a fully-informed investment decision, and we may lose some or all of the money invested in these companies. In addition, our Adviser may inappropriately value the prospects of an investment, causing us to overpay for such investment and fail to receive an expected or projected return on its investment. Substantially all of these securities will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. The illiquidity of these investments may make it difficult for us to sell such investments at advantageous times and prices or in a timely manner. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we previously have recorded our investments. We also may face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we or one of our affiliates have material non-public information regarding such portfolio company.

Most of our portfolio investments are, and will continue to be, recorded at fair value as determined in good faith by our Board of Directors. As a result, there is, and will continue to be, uncertainty as to the fair value of our portfolio investments.

Most of our investments are in the form of securities or loans that are not publicly traded. The fair value of these investments may not be readily determinable. We will value these investments quarterly at fair value as determined in good faith by our Board of Directors. We have retained Lincoln Partners Advisors, LLC (an independent valuation firm) to provide third party valuation consulting services which consist of certain procedures that the Board of Directors has identified and requested they perform.  For the year ended November 30, 2010, the Board of Directors requested Lincoln Partners Advisors, LLC to perform positive assurance valuation procedures on investments in five portfolio companies comprising approximately 99.7% of our restricted investments at fair value as of November 30, 2010.  The Board of Directors is ultimately responsible for determining the fair value of the investments in good faith.  The types of factors that may be considered in fair value pricing of an investment include the nature and realizable value of any collateral, the portfolio company’s earnings and ability to make payments, the markets in which the portfolio company does business, comparison to publicly traded companies, discounted cash flow and other relevant factors. Because such valuations are inherently uncertain, our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. As a result, we may not be able to dispose of our holdings at a price equal to or greater than the determined fair value, which could have a negative impact on our net asset value.

Our equity investments may decline in value.

The equity securities in which we invest may not appreciate or may decline in value. We may thus not be able to realize gains from our equity securities, and any gains that we do realize on the disposition of any equity securities may not be sufficient to offset any other losses we experience. As a result, the equity securities in which we invest may decline in value, which may negatively impact our ability to pay distributions and cause you to lose all or part of your investment.

An investment in MLPs will pose risks unique from other equity investments.

An investment in MLP securities involves some risks that differ from an investment in the common stock of a corporation.  Holders of MLP units have limited control and voting rights on matters affecting the partnership.  Holders of units issued by an MLP are exposed to a remote possibility of liability for all of the obligations of that MLP in the event that a court determines that the rights of the holders of MLP units to vote to remove or replace the general partner of that MLP, to approve amendments to that MLP’s partnership agreement, or to take other action under the partnership agreement of that MLP would constitute “control” of the business of that MLP, or a court or governmental agency determines that the MLP is conducting business in a state without complying with the partnership statute of that state.

Holders of MLP units are also exposed to the risk that they be required to repay amounts to the MLP that are wrongfully distributed to them.  In addition, the value of our investment in an MLP will depend largely on the MLP’s treatment as a partnership for U.S. federal income tax purposes.  If an MLP does not meet current legal requirements to maintain partnership status, or if it is unable to do so because of tax law changes, it would be treated as a corporation for U.S. federal income tax purposes.  In that case, the MLP would be obligated to pay income tax at the entity level and distributions received by us generally would be taxed as dividend income.  As a result, there could be a material reduction in our cash flow and there could be a material decrease in the value of our common shares.

Unrealized decreases in the value of debt investments in our portfolio may impact the value of our common shares and may reduce our income for distribution.

We are required to carry our investments at fair value.  Decreases in the fair values of our debt investments will be recorded as unrealized depreciation. Any unrealized depreciation in our investment portfolio could be an indication of a portfolio company’s inability to meet its obligations to us with respect to the loans whose fair values decreased. This could result in realized losses in the future and ultimately in reductions of our cash available for distribution in future periods.

When we are a minority equity or a debt investor in a portfolio company, we may not be in a position to control that portfolio company.

When we make minority equity investments or invest in debt, we will be subject to the risk that a portfolio company may make business decisions with which we may disagree, and that the stockholders and management of such company may take risks or otherwise act in ways that do not serve our interests. As a result, a portfolio company may make decisions that could decrease the value of our investments.

Our portfolio companies can incur debt that ranks senior to our equity investments in such companies.

Portfolio companies in which we invest usually will have, or may be permitted to incur, debt that ranks senior to our equity investments. As a result, payments on such securities may have to be made before we receive any payments on our investments. For example, these debt instruments may provide that the holders are entitled to receive payment of interest or principal on or before the dates on which we are entitled to receive payments with respect to our investments. These debt instruments will usually prohibit the portfolio companies from paying interest on or repaying our investments in the event and during the continuance of a default under such debt. In the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying its senior creditors, a portfolio company may not have any remaining assets to use to repay its obligation to us or provide a full or even partial return of capital on an equity investment made by us.

If our investments do not meet our performance expectations, you may not receive distributions.

We intend to make distributions on a quarterly basis to our stockholders out of assets legally available for distribution. We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. In addition, due to the asset coverage test applicable to us as a BDC, we may be limited in our ability to make distributions. See “Regulation.” Also, restrictions and provisions in any credit facilities and debt securities may limit our ability to make distributions. We cannot assure you that you will receive distributions at a particular level or at all.

The lack of liquidity in our investments may adversely affect our business, and if we need to sell any of our investments, we may not be able to do so at a favorable price. As a result, we may suffer losses.

We have primarily invested in the equity of companies whose securities are not publicly traded, and whose securities will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly-traded securities. We also have invested in debt securities and may hold such investments until maturity. The illiquidity of these investments may make it difficult for us to sell these investments when desired. In addition, if we are required to liquidate all or a portion of our portfolio quickly (to meet debt covenants in our credit facility, for example), we may realize significantly less than the value at which we had previously recorded these investments. Our investments are usually subject to contractual or legal restrictions on resale or are otherwise illiquid because there is usually no established trading market for such investments. The illiquidity of most of our investments may make it difficult for us to dispose of them at a favorable price, and, as a result, we may suffer losses.

We will be exposed to risks associated with changes in interest rates.

Equity securities may be particularly sensitive to rising interest rates, which generally increase borrowing costs and the cost of capital and may reduce the ability of portfolio companies in which we own equity securities to either execute acquisitions or expansion projects in a cost-effective manner or provide us liquidity by completing an initial public offering or completing a sale. Fluctuations in interest rates will also impact any debt investments we make. Changes in interest rates may also negatively impact the costs of our outstanding borrowings, if any.

We may not have the funds to make additional investments in our portfolio companies.

After our initial investment in a portfolio company, we may be called upon from time to time to provide additional funds to such company or have the opportunity to increase our investment through the exercise of a warrant to purchase common stock. There is no assurance that we will make, or will have sufficient funds to make, follow-on investments. Any decisions not to make a follow-on investment or any inability on our part to make such an investment may have a negative impact on a portfolio company in need of such an investment, may result in a missed opportunity for us to increase our participation in a successful operation or may reduce the expected yield on the investment.

Changes in laws or regulations or in the interpretations of laws or regulations could significantly affect our operations and cost of doing business.

We are subject to federal, state and local laws and regulations and are subject to judicial and administrative decisions that affect our operations, including loan originations, maximum interest rates, fees and other charges, disclosures to portfolio companies, the terms of secured transactions, collection and foreclosure procedures and other trade practices. If these laws, regulations or decisions change, we may have to incur significant expenses in order to comply, or we may have to restrict our operations. In addition, if we do not comply with applicable laws, regulations and decisions, or fail to obtain licenses that may become necessary for the conduct of our business, we may be subject to civil fines and criminal penalties, any of which could have a material adverse effect upon our business, results of operations or financial condition.

Our internal controls over financial reporting may not be adequate, which could have a significant and adverse effect on our business and reputation.

We are required to review on an annual basis our internal controls over financial reporting, and to disclose on a quarterly basis changes that have materially affected, or are reasonably likely to materially affect, our internal controls over financial reporting. There can be no assurance that our quarterly reviews will not identify material weaknesses.

Provisions of the Maryland General Corporation Law and our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common shares.

The Maryland General Corporation Law and our charter and bylaws contain provisions that may have the effect of discouraging, delaying or making difficult a change in control of our company or the removal of our incumbent directors. We will be covered by the Business Combination Act of the Maryland General Corporation Law to the extent that such statute is not superseded by applicable requirements of the 1940 Act. However, our Board of Directors has adopted a resolution exempting us from the Business Combination Act for any business combination between us and any person to the extent that such business combination receives the prior approval of our board, including a majority of our directors who are not interested persons as defined in the 1940 Act.

Under our charter, our Board of Directors is divided into three classes serving staggered terms, which will make it more difficult for a hostile bidder to acquire control of us. In addition, our Board of Directors may, without stockholder action, authorize the issuance of shares of stock in one or more classes or series, including preferred stock. See “Description of Capital Stock.” Subject to compliance with the 1940 Act, our Board of Directors may, without stockholder action, amend our charter to increase the number of shares of stock of any class or series that we have authority to issue. The existence of these provisions, among others, may have a negative impact on the price of our common shares and may discourage third party bids for ownership of our company. These provisions may prevent any premiums being offered to you for our common shares.

Risks Related to an Investment in the U.S. Energy Infrastructure Sector

Our portfolio is, and will continue to be, concentrated in the energy infrastructure sector, which will subject us to more risks than if we were broadly diversified.

We have invested primarily in privately-held and micro-cap public energy companies. Because we have been specifically focused on the energy infrastructure sector, investments in our common shares may present more risks than if we were broadly diversified over numerous sectors of the economy. Therefore, a downturn in the U.S. energy infrastructure sector would have a larger impact on us than on an investment company that does not concentrate in one sector of the economy. The energy infrastructure sector can be significantly affected by the supply of and demand for specific products and services; the supply and demand for crude oil, natural gas, and other energy commodities; the price of crude oil, natural gas, and other energy commodities; exploration, production and other capital expenditures; government regulation; world and regional events and economic conditions. At times, the performance of securities of companies in the energy infrastructure sector may lag the performance of securities of companies in other sectors or the broader market as a whole.

The portfolio companies in which we have invested are subject to variations in the supply and demand of various energy commodities.

A decrease in the production of natural gas, natural gas liquids, crude oil, coal, aggregates, refined petroleum products or other such commodities, or a decrease in the volume of such commodities available for transportation, mining, processing, storage or distribution, may adversely impact the financial performance of companies in the energy infrastructure sector. Production declines and volume decreases could be caused by various factors, including catastrophic events affecting production, depletion of resources, labor difficulties, political events, OPEC actions, environmental proceedings, increased regulations, equipment failures and unexpected maintenance problems, failure to obtain necessary permits, unscheduled outages, unanticipated expenses, inability to successfully carry out new construction or acquisitions, import supply disruption, increased competition from alternative energy sources or related commodity prices. Alternatively, a sustained decline in demand for such commodities could also adversely affect the financial performance of companies in the energy infrastructure sector. Factors that could lead to a decline in demand include economic recession or other adverse economic conditions, higher fuel taxes or governmental regulations, increases in fuel economy, consumer shifts to the use of alternative fuel sources, changes in commodity prices or weather.  A sustained decline in demand for natural gas, crude oil, and refined petroleum products could adversely affect MLP revenues and cash flows. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products. Demand may also be adversely impacted by consumer sentiment with respect to global warming and/or by any state or federal legislation intended to promote the use of alternative energy sources such as bio-fuels, solar and wind.

Many companies in the energy infrastructure sector are subject to the risk that they, or their customers, will be unable to replace depleted reserves of energy commodities.

Many companies in the energy infrastructure sector are either engaged in the production of natural gas, natural gas liquids, crude oil, refined petroleum products, coal, or aggregates or are engaged in transporting, storing, distributing and processing these items on behalf of producers. To maintain or grow their revenues, many customers of these companies need to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources, through acquisitions, or through long-term contracts to acquire reserves. The financial performance of companies in the energy infrastructure sector may be adversely affected if the companies to which they provide service are unable to cost-effectively acquire additional reserves sufficient to replace the natural decline.

Energy infrastructure companies are and will be subject to extensive regulation because of their participation in the energy infrastructure sector.

Companies in the energy infrastructure sector are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for the products and services they provide. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future that likely would increase compliance costs and may adversely affect the financial performance of companies in the energy infrastructure sector and the value of our investments in those companies.

Our portfolio companies are and will be subject to the risk of fluctuations in commodity prices.

The operations and financial performance of companies in the energy infrastructure sector may be directly affected by energy commodity prices, especially those companies in the energy infrastructure sector owning the underlying energy commodity. Commodity prices fluctuate for several reasons, including changes in market and economic conditions, the impact of weather on demand or supply, levels of domestic production and imported commodities, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices, which may lead to a reduction in production or supply, may also negatively impact the performance of companies in the energy infrastructure sector that are solely involved in the transportation, processing, storing, distribution or marketing of commodities. Volatility of commodity prices may also make it more difficult for companies in the energy infrastructure sector to raise capital to the extent the market perceives that their performance may be tied directly or indirectly to commodity prices. Historically, energy commodity prices have been cyclical and exhibited significant volatility.

Our portfolio companies are and will be subject to the risk of extreme weather patterns.

Extreme weather patterns, such as prolonged or abnormal seasons, or specific events, such as hurricanes, could result in significant volatility in the supply of energy and power. This volatility may create fluctuations in commodity prices and earnings of companies in the energy infrastructure sector. Moreover, any extreme weather events, such as hurricanes, could adversely impact the assets and valuation of our portfolio companies.

Acts of terrorism may adversely affect us.

The value of our common shares and our investments could be significantly and negatively impacted as a result of terrorist activities, such as the terrorist attacks on the World Trade Center on September 11, 2001; war, such as the war in Iraq and its aftermath; and other geopolitical events, including upheaval in the Middle East or other energy producing regions. The U.S. government has issued warnings that energy assets, specifically those related to pipeline infrastructure, production facilities and transmission and distribution facilities, might be specific targets of terrorist activity. Such events have led, and in the future may lead, to short-term market volatility and may have long-term effects on the U.S. economy and markets. Such events may also adversely affect our business and financial condition.

Additional Risks to Common Stockholders

Our use of leverage increases the risk of investing in us and will increase the costs borne by common stockholders.

Our use of leverage through the issuance of any preferred stock or debt securities, and any additional borrowings or other transactions involving indebtedness (other than for temporary or emergency purposes) are or would be considered “senior securities” for purposes of the 1940 Act and create risks.  Leverage is a speculative technique that may adversely affect common stockholders.  If the return on securities acquired with borrowed funds or other leverage proceeds does not exceed the cost of the leverage, the use of leverage could cause us to lose money.  Successful use of leverage depends on the Adviser’s ability to predict or hedge correctly interest rates and market movements, and there is no assurance that the use of a leveraging strategy will be successful during any period in which it is used.  Because the fee paid to the Adviser will be calculated on the basis of Managed Assets, the fees will increase when leverage is utilized, giving the Adviser an incentive to utilize leverage.

Our issuance of senior securities involves offering expenses and other costs, including interest payments, which are borne indirectly by our common stockholders.  Fluctuations in interest rates could increase interest or dividend payments on our senior securities, and could reduce cash available for distribution on common stock.  Increased operating costs, including the financing cost associated with any leverage, may reduce our total return to common stockholders.

The 1940 Act and/or the rating agency guidelines applicable to senior securities impose asset coverage requirements, dividend limitations, voting right requirements (in the case of the senior equity securities), and restrictions on our portfolio composition and our use of certain investment techniques and strategies.  The terms of any senior securities or other borrowings may impose additional requirements, restrictions and limitations that are more stringent than those currently required by the 1940 Act, and the guidelines of the rating agencies that rate outstanding senior securities.  These requirements may have an adverse effect on us and may affect our ability to pay distributions on common stock and preferred stock.  To the extent necessary, we intend to redeem our senior securities to maintain the required asset coverage.  Doing so may require that we liquidate portfolio securities at a time when it would not otherwise be desirable to do so.  Nevertheless, it is not anticipated that the 1940 Act requirements, the terms of any senior securities or the rating agency guidelines will impede the Adviser in managing our portfolio in accordance with our investment objective and policies.

Sales of our common stock may put pressure on our stock price.

The sale of our common stock (or the perception that such sales may occur) may have an adverse effect on prices in the secondary market for our common stock.  An increase in the number of common shares available may put downward pressure on the market price for our common stock.  Our ability to sell our common stock below NAV may increase this pressure.  These sales also might make it more difficult for us to sell additional equity securities in the future at a time and price we deem appropriate.

Common stockholders may experience dilution.

The voting power of current stockholders will be diluted to the extent that current stockholders do not exercise subscription rights, do not purchase shares in any future common stock offerings or do not in either situation purchase sufficient shares to maintain their percentage interest.  In addition, if we sell shares of common stock below NAV, our NAV will fall immediately after such issuance.  See “Description of Securities—Common Stock—Issuance of Additional Shares” which includes a table reflecting the dilutive effect of selling our common stock below NAV.

If we are unable to invest the proceeds of such offering as intended, our per share distribution may decrease and we may not participate in market advances to the same extent as if such proceeds were fully invested as planned.

Our common shares are subject to market discount risk.

Shares of closed-end investment companies frequently trade at a discount from NAV, but in some cases have traded above NAV.  Continued development of alternatives as a vehicle for investment in MLP securities may contribute to reducing or eliminating any premium or may result in our shares trading at a discount.  The risk of the shares of common stock trading at a discount is a risk separate from the risk of a decline in our NAV as a result of investment activities.  Our NAV will be reduced immediately following an offering of our common or preferred stock, due to the offering costs for such stock, which are typically borne entirely by us.  Although we also bear the offering costs of debt securities, such costs are amortized over time and therefore do not impact our NAV immediately following an offering.

Whether stockholders will realize a gain or loss for federal income tax purposes upon the sale of our common stock depends upon whether the market value of the common shares at the time of sale is above or below the stockholder’s basis in such shares, taking into account transaction costs, and is not directly dependent upon our NAV.  Because the market value of our common stock will be determined by factors such as the relative demand for and supply of the shares in the market, general market conditions and other factors beyond our control, we cannot predict whether our common stock will trade at, below or above NAV, or at, below or above the public offering price for common stock.

Additional Risks to Senior Security Holders

Generally, an investment in our senior securities is subject to the following risks:

We will be subject to interest rate risk.

Distributions and interest payable on our senior securities are subject to interest rate risk.  To the extent that distributions or interest on such securities are based on short-term rates, our leverage costs may rise so that the amount of dividends or interest due to holders of senior securities would exceed the cash flow generated by our portfolio securities.  To the extent that any of our leverage costs are fixed, our leverage costs may increase when our senior securities mature.  This might require us to sell portfolio securities at a time when we would otherwise not do so, which may affect adversely our future ability to generate cash flow.  In addition, rising market interest rates could impact negatively the value of our investment portfolio, reducing the amount of assets serving as asset coverage for the senior securities.

Preferred stock will be junior to any outstanding notes or other borrowings.

Preferred stock will be junior in liquidation and with respect to distribution rights to debt securities and any other borrowings.  Senior securities representing indebtedness may constitute a substantial lien and burden on preferred stock by reason of their prior claim against our income and against our net assets in liquidation.  We may not be permitted to declare dividends or other distributions with respect to any series of preferred stock unless at such time we meet applicable asset coverage requirements and the payment of principal or interest is not in default with respect to any notes or other borrowings.

Our debt securities, upon issuance, are expected to be unsecured obligations and, upon our liquidation, dissolution or winding up, will rank: (1) senior to all of our outstanding common stock and any outstanding preferred stock; (2) on a parity with any of our unsecured creditors and any unsecured senior securities representing our indebtedness; and (3) junior to any of our secured creditors. Secured creditors of ours may include, without limitation, parties entering into interest rate swap, floor or cap transactions, or other similar transactions with us that create liens, pledges, charges, security interests, security agreements or other encumbrances on our assets.

We may be subject to ratings and asset coverage risk.

To the extent that senior securities are rated, a rating does not eliminate or necessarily mitigate the risks of investing in our senior securities, and a rating may not fully or accurately reflect all of the credit and market risks associated with a security.  A rating agency could downgrade the rating of our shares of preferred stock or debt securities, which may make such securities less liquid at an auction or in the secondary market, though probably with higher resulting interest rates.  If a rating agency downgrades, or indicates a potential downgrade to, the rating assigned to a senior security, we may alter our portfolio or redeem a portion of our senior securities.  We may voluntarily redeem a senior security under certain circumstances to the extent permitted by its governing documents.

Inflation may negatively impact our senior securities.

Inflation is the reduction in the purchasing power of money resulting from an increase in the price of goods and services.  Inflation risk is the risk that the inflation adjusted or “real” value of an investment in preferred stock or debt securities or the income from that investment will be worth less in the future.  As inflation occurs, the real value of the preferred stock or debt securities and the dividend payable to holders of preferred stock or interest payable to holders of debt securities declines.

We will be subject to NAV Risk.

A material decline in our NAV may impair our ability to maintain required levels of asset coverage for our preferred stock or debt securities.

Additional Risks Related to Warrants and Subscription Rights

We cannot assure you that an active public market for our warrants or subscription rights will develop.

Currently, no public market exists for our warrants or for subscription rights we may issue. We cannot assure you that one will develop or be sustained after this offering. We do not currently intend to apply to list the warrants, and may not list any subscription rights, on any national securities exchange or Nasdaq market.

There may be dilution of the value of our common shares when our warrants or subscription rights  are exercised or if we issue common shares below our net asset value.

The issuance of additional common shares upon the exercise of any warrants or subscription rights, if the warrants or subscription rights are exercised at a time when the exercise price is less than the net asset value per share of our common shares, will have a dilutive effect on the value of our common shares.

The warrants or subscription rights may have no value in bankruptcy.

In the event a bankruptcy or reorganization is commenced by or against us, a bankruptcy court may hold that unexercised warrants or subscription rights are executory contracts subject to rejection by us with approval of the bankruptcy court. As a result, holders of warrants or subscription rights may, even if sufficient funds are available, not be entitled to receive any consideration or may receive an amount less than they would be entitled to if they had exercised their warrants or subscription rights prior to the commencement of any such bankruptcy or reorganization.

As a holder of warrants or subscription rights, you will not receive distributions on our common shares.

Holders of warrants or subscription rights will not have the right to receive any distributions and will not have any voting rights so long as their warrants or subscription rights are unexercised.

USE OF PROCEEDS

Unless otherwise specified in a prospectus supplement, we intend to use the net proceeds of any sales of securities (including any net proceeds received upon their exercise) in accordance with our investment objective and policies within approximately three to six months of receipt of such proceeds.  We may also use proceeds from the sale of our securities to retire all or a portion of any debt we incur, retire or redeem other senior securities, and for working capital purposes, including the payment of distributions, interest and operating expenses, although there is currently no intent to issue securities primarily for this purpose.  Our investments may be delayed if suitable investments are unavailable at the time or for other reasons.  Pending such investment, we anticipate that we will invest the proceeds in securities issued by the U.S. government or its agencies or instrumentalities or in high quality, short-term or long-term debt obligations.  A delay in the anticipated use of proceeds could lower returns, reduce our distribution to common stockholders and reduce the amount of cash available to make dividend and interest payments on preferred stock and debt securities, respectively.  We will not receive any of the proceeds from a sale of our common stock by any selling stockholder.

PRICE RANGE OF COMMON SHARES AND DISTRIBUTIONS

Our common stock is listed on the NYSE under the symbol “TTO.” Shares of our common stock commenced trading on the NYSE on February 2, 2007.

We cannot predict whether our shares will trade in the future at a premium or discount to NAV. The provisions of the 1940 Act generally require that the public offering price of common stock (less any underwriting commissions and discounts) must equal or exceed the NAV per share of a company’s additional common stock (calculated within 48 hours of pricing). Our issuance of additional common stock may have an adverse effect on prices in the secondary market by increasing the number of shares of common stock available, which may put downward pressure on the market price for our common stock.

The following table sets forth for each of the periods indicated the high and low closing market prices for our shares of common stock on the NYSE, the NAV per share and the premium or discount to NAV per share at which our shares of common stock were trading. See “Determination of Net Asset Value” for information as to the determination of our NAV.
				Premium/	Premium/
				Discount	Discount	Cash
		Price Range		of High Sales	of Low Sales	Distribution
	NAV(1)	High	Low	Price to NAV	Price to NAV	per Share(2)
2009
First quarter	$ 8.67	$ 8.28	$ 3.92	-4%	-55%	$0.23
Second quarter	$ 8.91	$ 6.93	$ 4.11	-22%	-54%	$0.13
Third quarter	$ 8.76	$ 6.67	$ 3.78	-24%	-57%	$0.13
Fourth quarter	$ 9.29	$ 6.82	$ 5.33	-27%	-43%	$0.13
2010
First quarter	$ 9.60	$ 7.58	$ 6.00	-21%	-38%	$0.13
Second quarter	$ 8.69	$ 7.93	$ 5.27	-9%	-39%	$0.10
Third quarter	$ 9.74	$ 6.44	$ 5.10	-34%	-48%	$0.10
Fourth quarter	$ 10.44	$ 7.42	$ 5.40	-29%	-48%	$0.10
2011
First quarter	$	$	$			$
__________

(1)
Net asset value per share is generally determined as of the last day in the relevant period and therefore may not reflect the net asset value per share on the date of the high and low sales prices. The net asset values shown are based on outstanding shares at the end of each period.

(2)	Represents the distribution declared in the specified period.

The last reported price for our common shares on the NYSE on _________, 2011 was $______ per share.

Shares of business development companies may trade at a market price that is less than the value of the net assets attributable to those shares. The possibility that our common shares will trade at a discount from net asset value or at premiums that are unsustainable over the long term are separate and distinct from the risk that our net asset value will decrease. It is not possible to predict whether the shares offered hereby will trade at, above, or below net asset value.

On February 9, 2011, our Board of Directors declared, and on March 1, 2011 we paid, a $0.10 per share distribution to stockholders of record on February 18, 2011.

We intend, subject to adjustment at the discretion of our Board of Directors, to pay out substantially all of the amounts we receive as cash or paid-in-kind distributions on equity securities we own and interest payments on debt securities we own, less current or anticipated operating expenses, current income taxes on our income and our leverage costs.  We do not include in distributable cash flow the value of distributions received from portfolio companies which are paid in stock as a result of credit constraints, market dislocation or other similar issues.

We have an “opt out” dividend reinvestment plan. As a result, if we declare a distribution, stockholders’ cash distributions will be automatically reinvested in additional common shares, unless the stockholders specifically “opt out” of the dividend reinvestment plan so as to receive cash distributions. See “Certain U.S. Federal Income Tax Considerations” and “Dividend Reinvestment Plan.”

As a BDC, we are prohibited from paying distributions if doing so would cause us to fail to maintain the asset coverage ratios stipulated by the 1940 Act. Distributions also may be limited by the terms of any of our borrowings. It is our objective to invest our assets and structure our borrowings so as to permit stable and consistently growing distributions. However, there can be no assurances that we will achieve that objective or that our results will permit the payment of any cash distributions. For a more detailed discussion, see “Regulation.” See also “Certain U.S. Federal Income Tax Considerations.”

MANAGEMENT’S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion should be read in conjunction with our financial statements and related notes and other financial information appearing elsewhere in this prospectus. In addition to historical information, the following discussion and other parts of this prospectus contain forward-looking information that involves risks and uncertainties. Our actual results could differ materially from those anticipated by such forward-looking information due to the factors discussed under “Risk Factors,” “Forward-Looking Statements” and elsewhere in this prospectus.

We may experience fluctuations in our operating results due to a number of factors, including the return on our equity investments, the interest rates payable on our debt investments, the default rates on such investments, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

Overview

We have elected to be regulated as a BDC and we are classified as a non-diversified closed-end management investment company under the 1940 Act. As a BDC, we are subject to numerous regulations and restrictions. Unlike most investment companies, we are taxed as a general business corporation under the Code.  We have asked our stockholders to vote on a proposal at our Annual Meeting on April 8, 2011 that would authorize our Board of Directors to withdraw our election to be regulated as a BDC under the 1940 Act.  If this proposal is approved, we will, effective upon receipt by the SEC of our application for withdrawal, no longer be regulated as a BDC and will no longer be subject to the regulatory provisions of the 1940 Act discussed herein.

We invest primarily in privately-held and micro-cap public companies operating in the U.S. energy infrastructure sector. We seek to invest in companies in the energy infrastructure sector that generally produce stable cash flows as a result of their fee-based revenues and proactive hedging programs, which help to limit direct commodity price risk.   If we withdraw our BDC election, we would have the flexibility to invest in real assets, rather than securities, and may seek to liquidate our securities portfolio over time and focus on investments in real assets in the energy infrastructure sector that have the potential to be REIT qualified. We may in the future elect to be taxed as a REIT, provided that we have qualifying assets and income to permit such an election.

Performance Review and Investment Outlook

Our net asset value was $10.44 as of November 30, 2010, compared to $9.29 a year ago at November 30, 2009. Total investment return, based on net asset value and assuming reinvestment of distributions, was approximately 20.3 percent for the year ended November 30, 2010. Our stock price also increased significantly this past year, closing at $7.28 on November 30, 2010 compared to $6.23 on November 30, 2009. The fair value of our investment portfolio, excluding short-term investments at November 30, 2010, our most recent year end, was approximately $93.7 million, with approximately 78 percent of the portfolio in private investments totaling $72.9 million and approximately 22 percent in publicly-traded investments totaling $20.8 million. Our portfolio is diversified among approximately 43 percent midstream and downstream investments, 12 percent upstream, and 45 percent in aggregates and coal. The weighted average yield (to cost) on our investment portfolio (excluding short-term investments) as of November 30, 2010 was 5.7 percent. In comparison to last year end, the fair value of our investment portfolio, excluding short-term investments, was approximately $82.5 million, with approximately 93 percent of the portfolio in private investments totaling $76.9 million and 7 percent of the portfolio in publicly-traded investments totaling $5.6 million.

The fair value of International Resource Partners (“IRP”) increased approximately $18 million this past year. Over the last twelve months, there have been significant increases in comparable company valuations, two coal MLP IPOs and renewed M&A activity which, combined with IRP’s improved financial performance, supported the significant increase in valuation. IRP also steadily increased its quarterly distribution this year, from $0.40 per unit in our first quarter to $0.55 per unit in our fourth quarter.

In February 2010, Mowood, LLC (“Mowood”) closed the sale of Timberline to Landfill Energy Systems. We received $9.0 million in cash distributions from the sale and used the proceeds to pay off our credit facility and invest in publicly-traded securities. In May 2010, we received additional capital gain proceeds of $585,000 as a result of a contingent payment from the sale and in November 2010, we received $193,403 in carbon credit reimbursements. We may also receive additional contingent and escrow payments from the sale currently expected to total up to $1.4 million. Mowood’s subsidiary, Omega Pipeline, continues to perform near budget. We invested an additional $750,000 in February in the form of subordinated debt to fund growth projects at Omega. In July 2010, the term note of $5.3 million was converted to a revolving line of credit with a maximum principal balance of $5.3 million. The line of credit allows Mowood greater flexibility related to seasonal fluctuations in working capital. Mowood subsequently repaid $1.5 million, and at November 30, 2010, the principal balance outstanding was $3.8 million. The fair value of our Mowood investment, including debt and equity, was approximately $9.3 million as of November 30, 2010.

The fair value of VantaCore Partners LP (“VantaCore”) decreased approximately $2.4 million over this past year. VantaCore has struggled with lower than anticipated operating results, primarily attributed to its Southern Aggregates subsidiary, which has experienced a decrease in demand and pricing, and higher than expected costs, partially offset by better results from its Winn Materials and McIntosh operations. VantaCore was unable to meet its minimum quarterly distribution (“MQD”) for the past two quarters. Common unit holders received a cash distribution equal to MQD of $0.475 for each of those two quarters, due to preferred unit holders’ acceptance of a paid-in-kind distribution, and no distributions were made to the holders of subordinated units.

The fair value of High Sierra Energy, LP (“High Sierra”) decreased by approximately $5 million over this past year. High Sierra’s board elected not to declare a cash distribution for our second, third and fourth quarters, decreasing our distributable cash flow by approximately $0.07 per share. High Sierra extended its existing credit facility through March 31, 2011. High Sierra reported year-to-date operating results through September 2010 below budget, primarily attributable to Monroe Gas Storage, the Crude Oil business, and Centennial Energy.

Quest Midstream Partners completed its transformation into a publicly traded C-corp, PostRock Energy Corp. (NASDAQ: PSTR) in March 2010. PSTR was a new corporation formed for the purpose of wholly owning all three Quest entities. Upon closing of the merger, we received 490,769 freely tradable common units of PSTR in exchange for our 1,216,881 common units of Quest Midstream. Subsequently, the stock price declined significantly and we began selling our units in an orderly liquidation. We held 260,500 common units of PostRock as of November 30, 2010 at a fair value of $3.65 per unit, the NASDAQ closing price on that date.

Recent Developments

On January 12, 2011, we filed a preliminary proxy statement with the SEC with respect to our Annual Meeting. Included within the proxy is a proposal unanimously approved by our Board of Directors seeking stockholder approval to authorize our Board of Directors to withdraw our election to be treated as a BDC.

On January 18, 2011, Abraxas Petroleum Corporation (NASDAQ: AXAS) (“Abraxas”) announced that it intends to offer 10,000,000 shares of common stock and certain selling stockholders intend to offer 8,503,347 shares of common stock, both subject to market conditions, in an underwritten offering. The selling stockholders received their shares of common stock in the merger of Abraxas Energy Partners, L.P. into a wholly-owned subsidiary of Abraxas in October 2009. TTO has elected to participate as a selling unit holder and include up to 1,646,376 common units in the offering. The offering is being made pursuant to two effective shelf registration statements filed with the U.S. Securities and Exchange Commission. Abraxas has stated that it intends to use the net proceeds from the offering to repay indebtedness outstanding under its credit facility, to increase its 2011 capital expenditure budget and for general corporate purposes.

Portfolio Company Monitoring

Our Adviser monitors each portfolio company to determine progress relative to meeting the company’s business plan and to assess the company’s strategic and tactical courses of action. This monitoring may be accomplished by attendance at Board of Directors meetings, ad hoc communications with company management, the review of periodic operating and financial reports, an analysis of relevant reserve information and capital expenditure plans, and periodic consultations with engineers, geologists, and other experts. The performance of each private portfolio company is also periodically compared to performance of similarly sized companies with comparable assets and businesses to assess performance relative to peers. Our Adviser’s monitoring activities are expected to provide it with information that will enable us to monitor compliance with existing covenants, to enhance our ability to make qualified valuation decisions, and to assist our evaluation of the nature of the risks involved in each individual investment. In addition, these monitoring activities should enable our Adviser to diagnose and manage the common risk factors held by our total portfolio, such as sector concentration, exposure to a single financial sponsor, or sensitivity to a particular geography.

As part of the monitoring process, our Adviser continually assesses the risk profile of each of our private investments. We intend to disclose, as appropriate, those risk factors that we deem most relevant in assessing the risk of any particular investment. Such factors may include, but are not limited to, the investment’s current cash distribution status, compliance with loan covenants, operating and financial performance, changes in the regulatory environment or other factors that we believe are useful in determining overall investment risk.

Results of Operations

Set forth are the results of operations for the year ended November 30, 2010 as compared to the years ended November 30, 2009 and November 30, 2008.

Investment Income: Total investment income for the year ended November 30, 2010 was $1,891,827 as compared to $1,804,531 for the year ended November 30, 2009 and $2,943,953 for the year ended November 30, 2008. Total distributions from investments decreased for the year ended November 30, 2010, primarily resulting from the sale of investments in order to eliminate outstanding leverage, as well as a decrease in distribution rates from a few of our investments. However, total investment income for the year ended November 30, 2010 increased as compared to the year ended November 30, 2009 and decreased as compared to the year ended November 30, 2008 due in large part to the portion of distributions classified as return of capital.

The weighted average yield (to cost) on our investment portfolio (excluding short-term investments) as of November 30, 2010 was 5.7 percent as compared to 6.9 percent at November 30, 2009 and 8.0 percent at November 30, 2008. The decrease in the weighted average yield to cost is generally related to the sale of investments in order to eliminate outstanding leverage, as well as a decrease in distribution rates from a few of our investments.

Net Expenses: Net expenses for the year ended November 30, 2010 were $1,898,376 as compared to $2,665,813 for the year ended November 30, 2009 and $4,309,048 for the year ended November 30, 2008. The decrease for the year ended November 30, 2010 is primarily attributed to lower base management fees due to a decrease in the fair value of our portfolio, an increase in the expense reimbursement by the Adviser, and significantly lower leverage costs. The provision for capital gain incentive fees is adjusted based on the increase or decrease in fair value and unrealized appreciation or depreciation on investments. During the year ended November 30, 2010, we accrued no capital gain incentive fees. Pursuant to the Investment Advisory Agreement, the capital gain incentive fee is paid annually only if there are realization events and only if the calculation defined in the agreement results in an amount due. No capital gains fees have been due or payable since the commencement of operations.

Distributable Cash Flow: Our portfolio generates cash flow to us from which we pay distributions to stockholders. When our Board of Directors determines the amount of any distribution we expect to pay our stockholders, it will review distributable cash flow (“DCF”). DCF is distributions received from investments less our total expenses. The total distributions received from our investments include the amount received by us as cash distributions from equity investments, paid-in-kind distributions, and dividend and interest payments. Total expenses include current or anticipated operating expenses, leverage costs and current income taxes on our operating income. Total expenses do not include deferred income taxes, taxes generated from realized gains or accrued capital gain incentive fees. Distributions paid to stockholders may exceed distributable cash flow for the period. We do not include in distributable cash flow the value of distributions received from portfolio companies which are paid in stock as a result of credit constraints, market dislocation or other similar issues.

We disclose DCF in order to provide supplemental information regarding our results of operations and to enhance our investors’ overall understanding of our core financial performance and our prospects for the future. We believe that our investors benefit from seeing the results of DCF in addition to U.S. generally accepted accounting principles (“GAAP”) information. This non-GAAP information facilitates management’s comparison of current results with historical results of operations and with those of our peers. This information is not in accordance with, or an alternative to, GAAP and may not be comparable to similarly titled measures reported by other companies.

The following table represents DCF for the years ended November 30, 2010, November 30, 2009 and November 30, 2008:

	Year Ended	Year Ended	Year Ended
Distributable Cash Flow	November 30, 2010	November 30, 2009	November 30, 2008
Total from Investments
Distributions from investments	$4,196,269	$7,724,577	$9,688,521
Distributions paid in stock	65,268	—	2,186,767
Interest income from investments	720,323	807,848	1,103,059
Dividends from money market mutual funds	859	1,986	18,205
Other income	38,580	61,514	28,987
Total from Investments	5,021,299	8,595,925	13,025,539
Operating Expenses Before Leverage Costs
Advisory fees (net of expense reimbursement by Adviser)	925,820	1,126,327	1,928,109
Other operating expenses	684,739	911,779	1,037,624
Total Operating Expenses, before leverage costs	1,610,559	2,038,106	2,965,733
Distributable cash flow before leverage costs	3,410,740	6,557,819	10,059,806
Leverage Costs	45,619	627,707	1,650,926
Distributable Cash Flow	$3,365,121	$5,930,112	$8,408,880
Capital gain proceeds	882,212	—	—
Cash Available for Distribution	$4,247,333	$5,930,112	$8,408,880

Distributions paid on common stock	$3,915,124	$5,582,473	$9,265,351

Payout percentage of period(1)	92%	94%	110%

DCF/GAAP Reconciliation
Distributable Cash Flow	$3,365,121	$5,930,112	$8,408,880
Adjustments to reconcile to Net Investment Loss, before Income Taxes:
Distributions paid in stock(2)	(65,268)	—	(2,186,767)
Return of capital on distributions received from equity investments	(3,064,204)	(6,791,394)	(7,894,819)
Capital gain incentive fees	—	—	307,611
Non-recurring professional fees	(242,198)	—	—
Net Investment loss, before Income Taxes	$(6,549)	$(861,282)	$(1,365,095)

(1) Distributions paid as a percentage of Cash Available for Distribution.
(2) Distributions paid in stock for the years ended November 30, 2010 and November 30, 2008 were paid as part of normal operations and are included in DCF.

Distributions: The following table sets forth distributions for the three years ended November 30, 2010, November 30, 2009 and November 30, 2008.

Record Date	Payment Date	Amount
November 22, 2010	November 30, 2010	$0.1000
August 23, 2010	September 1, 2010	$0.1000
May 21, 2010	June 1, 2010	$0.1000
February 19, 2010	March 1, 2010	$0.1300

November 23, 2009	November 30, 2009	$0.1300
August 24, 2009	September 1, 2009	$0.1300
May 22, 2009	June 1, 2009	$0.1300
February 23, 2009	March 2, 2009	$0.2300

November 20, 2008	November 28, 2008	$0.2650
August 21, 2008	September 2, 2008	$0.2650
May 22, 2008	June 2, 2008	$0.2625
February 21, 2008	March 3, 2008	$0.2500

Net Investment Loss: Net investment loss for the year ended November 30, 2010 was $4,106 as compared to a net investment loss of $760,149 for the year ended November 30, 2009 and net investment loss of $978,493 for the year ended November 30, 2008. The decreased loss is primarily related to the decrease in the proportion of distributions received from investments that were classified as return of capital and the decrease in net expenses described above.

Net Realized and Unrealized Gain (Loss): We had unrealized appreciation of $19,162,014 (after deferred taxes) for the year ended November 30, 2010 as compared to unrealized appreciation of $21,177,019 (after deferred taxes) for the year ended November 30, 2009 and $29,595,528 in unrealized depreciation (after deferred taxes) for the year ended November 30, 2008. We had realized losses this year of $4,491,034 (after deferred taxes) as compared to realized losses last year of $20,405,876 (after deferred taxes) and realized gains of $6,203,788 (after deferred taxes) for the year ended November 30, 2008. The realized losses for the year ended November 30, 2010 are primarily attributable to the losses on sales of publicly-traded securities.

Liquidity and Capital Resources

We may raise additional capital to support our future growth through equity offerings, rights offerings, and issuances of senior securities or future borrowings to the extent permitted by the 1940 Act and our current credit facility and subject to market conditions. We generally may not issue additional common shares at a price below our net asset value (net of any sales load (underwriting discount)) without first obtaining approval of our stockholders and Board of Directors.

Contractual Obligations

We do not have any known contractual payment obligations as of November 30, 2010.

Off-Balance Sheet Arrangements

We do not have any off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures, or capital resources.

Borrowings

For the year ended November 30, 2010, the average principal balance and interest rate for the period during which the credit facility was utilized were $4,205,634 and 5.50 percent, respectively. We used proceeds from the sale of portfolio investments to pay off and terminate the credit facility on February 10, 2010.

Critical Accounting Policies

The financial statements included in this report are based on the selection and application of critical accounting policies, which require management to make significant estimates and assumptions. Critical accounting policies are those that are both important to the presentation of our financial condition and results of operations and require management’s most difficult, complex or subjective judgments. While our critical accounting policies are discussed below, Note 2 in the Notes to Financial Statements included in this report provides more detailed disclosure of all of our significant accounting policies.

Valuation of Portfolio Investments

We invest primarily in illiquid securities including debt and equity securities of privately-held companies. These investments generally are subject to restrictions on resale, have no established trading market and are fair valued on a quarterly basis. Because of the inherent uncertainty of valuation, the fair values of such investments, which are determined in accordance with procedures approved by our Board of Directors, may differ materially from the values that would have been used had a ready market existed for the investments.

Security Transactions and Investment Income Recognition

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Distributions received from our equity investments generally are comprised of ordinary income, capital gains and return of capital from the portfolio company. We record investment income and returns of capital based on estimates made at the time such distributions are received. Such estimates are based on information available from each portfolio company and/or other industry sources. These estimates may subsequently be revised based on information received from the portfolio companies after their tax reporting periods are concluded, as the actual character of these distributions are not known until after our fiscal year end.

Federal and State Income Taxation

We, as a corporation, are obligated to pay federal and state income tax on our taxable income. Our tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.

SENIOR SECURITIES

The following table sets forth information about our outstanding senior securities as of each fiscal year ended November 30 since our inception.  We did not have any senior securities outstanding as of the end of our first fiscal year ended November 30, 2006. The “—” indicates information which is not required to be disclosed for certain types of senior securities.

					Average
					Estimated Fair
			Asset	Asset	Value Per
			Coverage Per	Coverage Per	$25,000
		Total Principal	$1,000 of	Share ($25,000	Denomination or
	Title of	Amount/Liquidation	Principal	or $10 Liquidation	Per Share
Year	Security	Preference Outstanding	Amount	Preference)	Amount
2007	Secured Revolving Credit Facility(1)	$30,550,000	$	---	n/a

2008	Secured Revolving Credit Facility	$22,200,000	$	---	n/a

2009	Secured Revolving Credit Facility	$4,600,000	$	---	n/a

2010	Secured Revolving Credit Facility	$0	$	---	n/a

_______________

(1)
On April 25, 2007, we entered into a committed credit facility with U.S. Bank, N.A. as a lender, agent and lead arranger. On March 21, 2008, we secured an extension to our revolving credit facility and on March 28, 2008, amended the credit agreement to increase the total credit facility to $50,000,000.  The revolving credit facility had a variable annual interest rate equal to the one-month LIBOR plus 1.75 percent, a non-usage fee equal to an annual rate of 0.375 percent of the difference between the total credit facility commitment and the average outstanding balance at the end of each day for the preceding fiscal quarter.  The credit facility contains a covenant precluding us from incurring additional debt. On March 20, 2009, we entered into a 90-day extension of our amended credit facility. Terms of the extension provided for a secured revolving credit facility of up to $25,000,000. Effective June 20, 2009, we entered into a 60-day extension of our amended credit facility. The terms of the extension provided for a secured revolving credit facility of up to $11,700,000. The credit agreement, as extended, had a termination date of August 20, 2009.  Terms of these extensions required us to apply 100 percent of the proceeds from any private investment liquidation and 50 percent of the proceeds from the sale of any publicly traded portfolio assets to the outstanding balance of the facility.  In addition, each prepayment of principal of the loans under the amended credit facility would permanently reduce the maximum amount of the loans under the amended credit agreement to an amount equal to the outstanding principal balance of the loans under the amended credit agreement immediately following the prepayment. During these extensions, outstanding loan balances accrued interest at a variable rate equal to the greater of (i) one-month LIBOR plus 3.00 percent, and (ii) 5.50 percent.  On August 20, 2009, we entered into a six-month extension of our amended credit facility through February 20, 2010.  Terms of the extension provide for a secured revolving facility of up to $5,000,000.  The amended credit facility requires us to apply 100 percent of the proceeds from the sale of any investment to the outstanding balance of the facility.  In addition, each prepayment of principal of the loans under the amended credit facility will permanently reduce the maximum amount of the loans under the amended credit agreement to an amount equal to the outstanding principal balance of the loans under the amended credit agreement immediately following the prepayment. During this extension, outstanding loan balances generally will accrue interest at a variable rate equal to the greater of (i) one-month LIBOR plus 3.00 percent, and (ii) 5.50 percent.  On February 10, 2010, we paid off the remaining balance under the credit facility with proceeds from the sale of investments and the credit facility was terminated.

THE COMPANY

We are a non-diversified closed-end management investment company.  We were organized as a Maryland corporation on September 8, 2005 and commenced operations on December 8, 2005.  We invest primarily in privately-held and micro-cap public companies operating in the U.S. energy infrastructure sector. We seek to invest in companies in the energy infrastructure sector that generally produce stable cash flows as a result of their fee-based revenues and proactive hedging programs, which help to limit direct commodity price risk.

We have asked our stockholders to vote on a proposal at our annual meeting on April 8, 2011 that would authorize our Board of Directors to withdraw our election to be regulated as a business development company under the 1940 Act.  If this proposal is approved, we will, effective upon receipt by the SEC of our application for withdrawal, no longer be regulated as a BDC and will no longer be subject to the regulatory provisions of the 1940 Act discussed herein.  Companies in the midstream segment of the energy infrastructure sector engage in the business of transporting, processing or storing natural gas, natural gas liquids, coal, crude oil, refined petroleum products and renewable energy resources. Companies in the downstream segment of the energy infrastructure sector engage in distributing or marketing such commodities and companies in the upstream segment of the energy infrastructure sector engage in exploring, developing, managing or producing such commodities.  The energy infrastructure sector also includes producers and processors of coal and aggregates, two business segments that also are eligible for MLP status.

We are an externally managed, non-diversified closed end investment company that has elected to be regulated as a BDC under the 1940 Act. As a BDC, we are subject to numerous regulations and restrictions.  We have asked our stockholders to vote on a proposal at our Annual Meeting on April 8, 2011 that would authorize our Board of Directors to withdraw our election to be regulated as a BDC under the 1940 Act.  If this proposal is approved, we will, effective upon receipt by the SEC of our application for withdrawal, no longer be regulated as a BDC and will no longer be subject to the regulatory provisions of the 1940 Act discussed herein.  If we withdraw our BDC election, we would have the flexibility to invest in real assets, rather than securities, and may seek to liquidate its securities portfolio over time and focus on investments in real assets in the energy infrastructure sector that have the potential to be REIT qualified. We may in the future elect to be taxed as a REIT, provided that we have qualifying assets and income to permit such an election.

Unlike most investment companies, we have not elected, and do not intend to elect, to be treated as a RIC under the Code.  Therefore, we are, and intend to continue to be, obligated to pay federal and applicable state corporate income taxes on our taxable income.  See “Certain U.S. Federal Income Tax Considerations – Taxation of U.S. Stockholders.”

Our Adviser

Tortoise Capital Advisors, a registered investment adviser, serves as our investment adviser.  Our Adviser is a pioneer in capital markets for MLP investment companies and a leader in closed-end funds and separately managed accounts focused on MLPs in the energy sector.  As of February 28, 2011, our Adviser managed assets of approximately $6.3 billion in the energy sector, including the assets of six publicly traded closed-end management investment companies and separate accounts for institutions and high net worth individuals. Our Adviser’s aggregate managed capital is among the largest of investment advisers managing closed-end management companies focused on the energy sector. Our Adviser also serves as investment adviser to Tortoise Energy Capital Corporation (“TYY”), Tortoise Energy Infrastructure Corporation (“TYG”), Tortoise North American Energy Corporation (“TYN”), Tortoise Power and Energy Infrastructure Fund Inc. (“TPZ”), and Tortoise MLP Fund, Inc. (“NTG”) which are non-diversified, closed-end management investment companies, and managed accounts that invest in MLPs.  TYG, which commenced operations on February 27, 2004, invests primarily in equity securities of MLPs and their affiliates in the energy infrastructure sector.  TYY, which commenced operations in May 2005, invests primarily in MLPs in the midstream segment of the energy infrastructure sector.  TYN, which commenced operations on October 31, 2005, invests primarily in securities of MLPs, including energy infrastructure, oil and gas exploitation and production, and energy shipping companies.  TPZ, which commenced operations on July 31, 2009, invests in a portfolio consisting primarily of fixed income and equity securities issued by power and energy infrastructure companies.  NTG, which commenced operations on July 30, 2010, invests primarily in energy infrastructure MLPs and their affiliates, with an emphasis on natural gas infrastructure MLPs.  To the extent certain MLP securities or other energy infrastructure company securities meet out investment objective and the objectives of other investment companies or accounts managed by our Adviser, we may compete with such companies or accounts for the same investment opportunities.

Our Adviser has retained Kenmont as a sub-adviser. Kenmont is a Houston, Texas-based registered investment adviser with experience investing in privately-held and public companies in the U.S. energy and power sectors. Kenmont provides additional contacts to us and enhances our number and range of potential investment opportunities. The principals of Kenmont have collectively created and managed private equity portfolios in excess of $1.5 billion and have over 50 years of experience working for investment banks, commercial banks, accounting firms, operating companies and money management firms. Our Adviser compensates Kenmont for the services it provides to us. Our Adviser also indemnifies and holds us harmless from any obligation to pay or reimburse Kenmont for any fees or expenses incurred by Kenmont in providing such services to us. Entities managed by Kenmont own less than 1% of our outstanding common shares and warrants to purchase an additional 281,666 of our common shares. See “Adviser — Sub-Adviser Arrangement.”

U.S. Energy Infrastructure Sector Focus

We pursue our investment objective by investing principally in a portfolio of privately-held and micro-cap public companies in the U.S. energy infrastructure sector. The energy infrastructure sector can be broadly categorized as follows:

•
Midstream — the gathering, processing, storing and transmission of energy resources and their byproducts in a form that is usable by wholesale power generation, utility, petrochemical, industrial and gasoline customers, including pipelines, gas processing plants, liquefied natural gas facilities and other energy infrastructure companies.

•
Downstream — the refining, marketing and distribution of such refined products, such as customer-ready natural gas, natural gas liquids, propane and gasoline, to end-user customers, and customers engaged in the generation, transmission and distribution of power and electricity.

•
Upstream — the exploitation and extraction of energy resources, including natural gas and crude oil from onshore and offshore geological reservoirs as well as from renewable sources, including agricultural, thermal, solar, wind and biomass.

•	Other — includes production and processing of coal and aggregates.

We focus our investments in the midstream and downstream segments, and to a lesser extent the upstream segment, of the U.S. energy infrastructure sector. We also intend to allocate our investments among asset types and geographic regions within the U.S. energy infrastructure sector.

We believe that the midstream segment of the U.S. energy infrastructure sector will provide attractive investment opportunities as a result of the following factors:

•
Strong Supply and Demand Fundamentals.  The U.S. is the largest consumer of crude oil and natural gas products, the third largest producer of crude oil and the second largest producer of natural gas products in the world. The United States Department of Energy’s Energy Information Administration, or EIA, annually projects that domestic natural gas and refined petroleum products consumption will increase by 0.8% and 1.1%, respectively, through 2030. The midstream energy infrastructure segment provides the critical link between the suppliers of crude oil, natural gas, refined products and other forms of energy, whether domestically-sourced or imported, and the end-user. Midstream energy infrastructure companies are typically asset-intensive, with minimal variable cost requirements, providing operating leverage that allows them to generate attractive cash flow growth even with limited demand-driven or supply-driven growth.

•
Substantial Capital Requirements.  We believe, based on industry sources, that approximately $___ billion of capital was invested in the midstream segment of the U.S. energy infrastructure sector during 2010. We believe that additional capital expenditures in the U.S. energy infrastructure sector will occur.

•
Substantial Asset Ownership Realignment.  We believe that in the midstream and downstream segments of the U.S. energy infrastructure sector, the acquisition and divestiture market has averaged approximately $___ billion of annual transactions between _____ and _____. We believe that such activity, particularly in the midstream segment, will continue as larger integrated companies with high cost structures continue to divest energy infrastructure assets to smaller, more entrepreneurial companies; MLPs continue to pursue acquisitions to drive distribution growth; and private equity firms seek to aggregate midstream U.S. energy infrastructure assets for contribution to existing or newly-formed MLPs or other public or private entities.

We believe the downstream segment of the U.S. energy infrastructure sector also will provide attractive investment opportunities as a result of the following factors:

•	Strong Demand Fundamentals. We believe that long-term projected growth in demand for the natural gas and refined petroleum products delivered to end-users by the downstream segment of the U.S. energy infrastructure sector, combined with the 1.5% annual growth in domestic power consumption projected by the EIA through 2030, will result in continued capital expenditures and investment opportunities in the downstream segment of the U.S. energy infrastructure sector

•
Requirements to Develop New Downstream Infrastructure.  With the trend towards increased heavy crude supply, high “light-heavy” crude oil pricing differentials and the impact of recent domestic capital-intensive environmental mandates, we believe that existing downstream infrastructure will require new capital investment to maintain an aging asset base as well as to upgrade the asset base to respond to the evolution of supply and environmental regulations.

•
Renewable Energy Resources Opportunities.  The increasing domestic demand for energy, recently passed energy legislation and the rising cost of carbon-based energy supplies have all encouraged a renewed and growing interest in renewable energy resources. We believe that downstream renewable energy resource assets will be brought on-line, particularly for producing and processing ethanol. The demand for related project financing is expected to be significant and we believe will provide investment opportunities consistent with our investment objective.

Although not part of our core focus, we believe the upstream segment of the U.S. energy infrastructure sector will benefit from strong long-term demand fundamentals and will provide attractive investment opportunities.

Market Opportunity

We believe the environment for investing in privately-held and micro-cap public companies in the energy infrastructure sector has potential to be attractive for the following reasons:

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Increased Demand Among Small and Middle Market Private Companies for Capital.  We believe many private and micro-cap public companies have faced increased difficulty accessing the capital markets due to a continuing preference by investors for issuances in larger companies with more liquid securities. Such difficulties have been magnified in asset-focused and capital intensive industries such as the U.S. energy infrastructure sector. We believe that the energy infrastructure sector’s high level of projected capital expenditures and continuing acquisition and divestiture activity will provide us with numerous attractive investment opportunities.

•
Finance Market for Small and Middle Market Energy Companies is Underserved by Many Capital Providers.  We believe that many lenders have, in recent years, de-emphasized their service and product offerings to small and middle market energy companies in favor of lending to large corporate clients and managing capital markets transactions. We believe, in addition, that many capital providers lack the necessary technical expertise to evaluate the quality of the underlying assets of small and middle market private companies and micro-cap public companies in the energy infrastructure sector and lack a network of relationships with such companies.

•
Attractive Companies with Limited Access to Other Capital.  We believe there are, and will continue to be, attractive companies that will benefit from private equity investments prior to a public offering of their equity, whether as an MLP or otherwise. We also believe that there are a number of companies in the midstream and downstream segments of the U.S. energy infrastructure sector with the same stable cash flow characteristics as those being acquired by MLPs or funded by private equity capital in anticipation of contribution to an MLP. We believe that many such companies are not being acquired by MLPs or attracting private equity capital because they do not produce income that qualifies for inclusion in an MLP pursuant to the applicable U.S. Federal income tax laws, are perceived by such investors as too small, or are in areas of the midstream energy infrastructure segment in which most MLPs do not have specific expertise. We believe that these companies represent attractive investment candidates for us.

Competitive Advantages

We believe that we are well positioned to meet the financing needs of the U.S. energy infrastructure sector for the following reasons:

•
Existing Investment Platform with Experience and Focus on the Energy Infrastructure Sector.  We believe that our Adviser’s current investment platform provides us with significant advantages in sourcing, evaluating, executing and managing investments. As of February 28, 2011, our Adviser managed investments of approximately $6.3 billion in the energy sector, including the assets of six publicly traded, closed-end management investment companies and separately managed accounts. Our Adviser created the first publicly traded closed-end management investment company focused primarily on investing in MLPs involved in the energy infrastructure sector, and its aggregate managed capital is among the largest of those closed-end management investment company advisers focused on the energy sector.

•
Experienced Management Team.  The members of our Adviser’s investment committee have an average of over 20 years of financial investment experience. Our Adviser’s investment professionals are responsible for the structuring and managing of our investments and have vast experience in energy, investment banking, leveraged finance, investment banking  and private equity investing. We believe that as a result of this extensive experience, the members of our Adviser’s investment committee and the Adviser’s investment professionals have developed strong reputations in the capital markets, particularly in the energy infrastructure sector, that we believe affords us a competitive advantage in identifying and investing in energy infrastructure companies.

•
Disciplined Investment Philosophy.  In making its investment decisions, our Adviser intends to continue the disciplined investment approach that it has utilized since its founding. That investment approach emphasizes significant current income with the potential for enhanced returns through distribution growth, capital appreciation, low volatility and minimization of downside risk. Our Adviser’s investment process involves an assessment of the overall attractiveness of the specific subsector of the energy infrastructure segment in which a prospective portfolio company is involved; such company’s specific competitive position within that subsector; potential commodity price, supply and demand and regulatory concerns; the stability and potential growth of the prospective portfolio company’s cash flows; the prospective portfolio company’s management track record and incentive structure and our Adviser’s ability to structure an attractive investment.

•
Flexible Transaction Structuring.  We are not subject to many of the regulatory limitations that govern traditional lending institutions such as commercial banks. As a result, we can be flexible in structuring investments and selecting the types of securities in which we invest. Our Adviser’s investment professionals have substantial experience in structuring investments that balance the needs of energy infrastructure companies with appropriate risk control.

•
Extended Investment Horizon.  Unlike private equity and venture capital funds, we are not subject to standard periodic capital return requirements. These provisions often force private equity and venture capital funds to seek quicker returns on their investments through mergers, public equity offerings or other liquidity events than may otherwise be desirable, potentially resulting in both a lower overall return to investors and an adverse impact on their portfolio companies. We believe our flexibility to make investments with a long-term view and without the capital return requirements of traditional private investment funds enhances our ability to generate attractive returns on invested capital.

Targeted Investment Characteristics

We anticipate that our targeted investments will have the following characteristics:

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Long-Life Assets with Stable Cash Flows and Limited Commodity Price Sensitivity.  Most of our investments have the potential to generate stable cash flows over long periods of time. We have invested a portion of our assets in companies that own and operate assets with long useful lives and that generate cash flows by providing critical services primarily to the producers or end-users of energy. We have attempted to limit the direct exposure to commodity price risk in our portfolio. We have targeted companies that have a majority of their cash flows generated by contractual obligations.

•
Experienced Management Teams with Energy Infrastructure Focus.  We have targeted investments in companies with management teams that have a track record of success and who often have substantial knowledge and focus in particular segments of the energy infrastructure sector or with certain types of assets. We expect that our management team’s extensive experience and network of business relationships in the energy infrastructure sector will allow us to identify and attract portfolio company management teams that meet these criteria.

•
Fixed Asset-Intensive Investments.  Most of our investments have been made in companies with a relatively significant base of fixed assets.  Compared to companies with lower relative fixed asset levels, fixed asset-intensive companies often are characterized by economies of scale and barriers to entry.

•	Limited Technological Risk. We generally do not target investment opportunities involving the application of new technologies or significant geological, drilling or development risk.

•
Exit Opportunities.  We focus our investments on prospective portfolio companies that we believe will generate a steady stream of cash flow to generate returns on our investments, as well as allow such companies to reinvest in their respective businesses. We expect that such internally generated cash flow will lead to distributions or the repayment of the principal of our investments in portfolio companies and will be a key means by which we monetize our investments over time. In addition, we seek to invest in companies whose business models and expected future cash flows offer attractive exit possibilities. These companies include candidates for strategic acquisition by other industry participants and companies that may repay, or provide liquidity for, our investments through an initial public offering of common MLP units, common stock or other capital markets transactions. We believe our Adviser’s investment experience will help us identify such companies.

Investment Overview

Our portfolio primarily is comprised of equity and debt securities acquired through individual investments in privately-held companies in the U.S. energy infrastructure sector.  We have asked our stockholders to vote on a proposal at our annual meeting on April 8, 2011 that would authorize our Board of Directors to withdraw our election to be regulated as a BDC under the 1940 Act.  If this proposal is approved, we will, effective upon receipt by the SEC of our application for withdrawal, no longer be regulated as a BDC and will no longer be subject to the regulatory provisions of the 1940 Act discussed herein.  As such, we would have the flexibility to invest in real assets, rather than securities, and may seek to liquidate our securities portfolio over time and focus on investments in real assets in the energy infrastructure sector that have the potential to be real REIT qualified. We may in the future elect to be taxed as a REIT, provided that we have qualifying assets and income to permit such an election.

Investment Selection

Our Adviser uses an investment selection process modeled after the investment selection process utilized by our Adviser in connection with the other publicly traded closed-end funds it manages, TYG, TYY, TYN, TPZ, and NTG. Our Adviser’s investment professionals will be responsible for the structuring and managing of our investments, and will operate under the oversight of our Adviser’s investment committee.

Target Portfolio Company Characteristics

We have identified several quantitative, qualitative and relative value criteria that we believe are important in identifying and investing in prospective portfolio companies. While these criteria provide general guidelines for our investment decisions, we caution you that not all of these criteria may be met by each prospective portfolio company in which we choose to invest. Generally, we intend to utilize our access to information generated by our Adviser’s investment professionals to identify prospective portfolio companies and to structure investments efficiently and effectively.

Qualified Management Team

We generally require that our portfolio companies have an experienced management team with a verifiable track record in the relevant product or service industry. We will seek companies with management teams having strong technical, financial, managerial and operational capabilities, established appropriate governance policies, and proper incentives to induce management to succeed and act in concert with our interests as investors, including having meaningful equity investments.

Distributions Received from Investments

We generate revenues in the form of capital gains and distributions on dividend-paying equity securities, warrants, options, or other equity interests that we have acquired in our portfolio companies and in the form of interest payable on the debt investments that we hold. We intend to acquire equity securities that pay cash distributions on a recurring or customized basis. We currently intend to structure our debt investments to provide for quarterly or other periodic interest payments. In addition to the cash yields received on our investments, in some instances, our investments may also include any of the following: end of term payments, exit fees, balloon payment fees or prepayment fees, any of which may be required to be included in income prior to receipt. In some cases we may structure debt investments to provide that interest is not payable in cash, or not entirely in cash, but is instead payable in securities of the issuer or is added to the principal of the debt. The amortization of principal on our debt investments may be deferred until maturity. We also may generate revenue in the form of commitment, origination, structuring, or diligence fees, fees for providing managerial assistance, and possibly consulting fees.

Strong Competitive Position

We focus on prospective portfolio companies that have developed strong market positions within their respective markets and that are well positioned to capitalize on growth opportunities. We seek to invest in companies that demonstrate competitive advantages that should help to protect their market position and profitability.

Sensitivity Analyses

We generally perform sensitivity analyses to determine the effects of changes in market conditions on any proposed investment. These sensitivity analyses may include, among other things, simulations of changes in energy commodity prices, changes in interest rates, changes in economic activity and other events that would affect the performance of our investment. In general, we will not commit to any proposed investment that will not provide at least a minimum return under any of these analyses and, in particular, the sensitivity analysis relating to changes in energy commodity prices.

Investment Process and Due Diligence

In conducting due diligence, our Adviser uses available public information and information obtained from its relationships with former and current management teams, vendors and suppliers to prospective portfolio companies, investment bankers, consultants and other advisers. Although our Adviser uses research provided by third parties when available, primary emphasis is placed on proprietary analysis and valuation models conducted and maintained by our Adviser’s in-house investment professionals.

The due diligence process followed by our Adviser’s investment professionals is highly detailed and structured. Our Adviser exercises discipline with respect to company valuation and institutes appropriate structural protections in our investment agreements. After our Adviser’s investment professionals undertake initial due diligence of a prospective portfolio company, more extensive due diligence will be undertaken. Our due diligence process may include the following as appropriate:

•	review of historical and prospective financial information, as well as off-balance sheet and/or contingent assets or liabilities;

•	review and analysis of financial models and projections;

•	for many midstream and upstream investments, review of third party engineering reserve reports and internal engineering reviews;

•	on-site visits;

•	review of the status of the potential portfolio company’s title to any assets serving as collateral and liens on such assets;

•	environmental diligence and assessments;

•	interviews with management, and if accessible, employees, customers and vendors of the prospective portfolio company;

•	research relating to the prospective portfolio company’s industry, regulatory environment, products and services and competitors;

•	review of financial, accounting and operating systems;

•	review of relevant corporate, partnership and other loan documents; and

•
research relating to the prospective portfolio company’s management, including background and reference checks using our Adviser’s industry contact base and commercial data bases and other investigative sources.

Additional due diligence with respect to any investment may be conducted on our behalf by our legal counsel and accountants, as well as by other outside advisers and consultants, as appropriate.

Upon the conclusion of the due diligence process, our Adviser’s investment professionals present a detailed investment proposal to our Adviser’s investment committee. All decisions to invest in a portfolio company must be approved by the unanimous decision of our Adviser’s investment committee.

Investment Structure and Types of Investments

Once our Adviser’s investment committee has determined that a prospective portfolio company is suitable for investment, for those transactions in which we buy securities in a private transaction, we work with the management of that company, its advisers, and its other capital providers, including other senior and junior debt and equity capital providers, if any, to structure an investment. As a BDC, we are subject to numerous regulations and restrictions.  We may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, or “qualifying assets,” unless at the time the acquisition is made qualifying assets represent at least 70% of our total assets.  We may invest up to 30% of our total assets in assets that are non qualifying assets in among other things, high yield bonds, bridge loans, distressed debt, commercial loans, private equity and securities of public companies or secondary market purchases of securities of target portfolio companies.

The types of securities in which we may invest include, but are not limited to, the following:

Equity Investments

Our equity investments may consist of common or preferred equity (generally limited partner interests, including interests in MLPs, and limited liability company interests) that are expected to pay distributions on a current basis. Preferred equity generally has a preference over common equity as to distributions during operations and upon liquidation. In general, we expect that our equity investments will not be control-oriented investments and we may acquire equity securities as part of a group of private equity investors in which we are not the lead investor.  We also may obtain registration rights in connection with these equity interests, which may include demand and “piggyback” registration rights.

In addition to limited partner interests and limited liability company interests, we may also purchase, among others, general partner interests, common and preferred stock, convertible securities, warrants and depository receipts of companies that are organized as corporations, limited partnerships or limited liability companies. We may also invest in the securities of entities formed as joint ventures with companies in the energy infrastructure sector to spin off assets deemed to be better suited for ownership through a separate entity or to construct greenfield projects.

Debt Investments

Our debt investments may be secured or unsecured.  We may acquire debt securities as a part of a group of investors in which we are not the lead investor. We may structure our debt investments as mezzanine loans. Mezzanine loans typically are not secured by assets of the Company, and usually rank subordinate in priority of payment to senior debt, such as senior bank debt, but senior to common and preferred equity, in a borrowers’ capital structure. We may invest in a range of debt investments generally having a term of five to ten years and bearing interest at either a fixed or floating rate. These loans may have interest-only payments in the early years, with amortization of principal deferred to the later years of the term of the loan.

In addition to bearing fixed or variable rates of interest, mezzanine loans also may provide an opportunity to participate in the capital appreciation of a borrower through an equity interest. We expect this equity interest will typically be in the form of a warrant. Due to the relatively higher risk profile and often less restrictive covenants, as compared to senior loans, mezzanine loans generally earn a higher return than senior loans. The warrants associated with mezzanine loans are typically detachable, which allows lenders to receive repayment of principal while retaining their equity interest in the borrower. In some cases, we anticipate that mezzanine loans may be collateralized by a subordinated lien on some or all of the assets of the borrower.

In some cases, our debt investments may provide for a portion of the interest payable to be payment-in-kind interest. To the extent interest is payment-in-kind, it will likely be payable through the increase of the principal amount of the loan by the amount of interest due on the then-outstanding aggregate principal amount of such loan.

We tailor the terms of our debt investments to the facts and circumstances of the transaction and the prospective portfolio company, negotiating a structure that aims to protect our rights and manage risk while creating incentives for the portfolio company to achieve its business plan and improve its profitability. For example, in addition to seeking a position senior to common and preferred equity in the capital structure of our portfolio companies, we will seek, where appropriate, to limit the downside potential of our debt investments by:

•	requiring a total return on our investments (including both interest and potential equity appreciation) that compensates us for our credit risk;

•	incorporating “put” rights and “call” protection into the investment structure; and

•
structuring covenants in connection with our investments that afford portfolio companies as much flexibility in managing their businesses as possible, consistent with preservation of our capital. Such restrictions may include affirmative and negative covenants, default penalties, lien protection, change of control provisions and board rights, including either observation or participation rights.

Warrants

Our investments may include warrants or options to establish or increase an equity interest in the portfolio company. Warrants we receive in connection with an investment may require only a nominal cost to exercise, and thus, as a portfolio company appreciates in value, we may achieve additional investment return from this equity interest. We may structure the warrants to provide provisions protecting our rights as a minority-interest holder, as well as puts, or rights to sell such securities back to the portfolio company, upon the occurrence of specified events. In certain cases, we also may obtain registration rights in connection with these equity interests, which may include demand and “piggyback” registration rights.

Investments

We believe that our Adviser’s expertise in investing in small and middle market companies in the midstream and downstream segments of the U.S. energy infrastructure sector, and our Adviser’s experience as an investment adviser in the energy infrastructure sector, positions our Adviser to identify and capitalize on desirable investment opportunities. In addition, we believe that our Adviser’s regular contact with companies in the energy infrastructure sector, investment bankers engaged in financing and merger and acquisition advisory work, and other professionals providing services to growth companies in the energy infrastructure sector, will contribute to the number of quality investment opportunities that we can evaluate.

Ongoing Relationships with Portfolio Companies

Monitoring

The investment professionals of our Adviser monitor each portfolio company to determine progress relative to meeting the company’s business plan and to assess the company’s strategic and tactical courses of action. This monitoring may be accomplished by attendance at board of directors meetings, the review of periodic operating reports and financial reports, an analysis of relevant reserve information and capital expenditure plans, and periodic consultations with engineers, geologists, and other experts. The performance of each portfolio company is also periodically compared to performance of similarly sized companies with comparable assets and businesses to assess performance relative to peers. Our Adviser’s monitoring activities are expected to provide it with the necessary access to monitor compliance with existing covenants, to enhance its ability to make qualified valuation decisions, and to assist its evaluation of the nature of the risks involved in each individual investment. In addition, these monitoring activities should permit our Adviser to diagnose and manage the common risk factors held by our total portfolio, such as sector concentration, exposure to a single financial sponsor, or sensitivity to a particular geography.

Managerial Assistance

A BDC must be organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described below. However, in order to count portfolio securities as qualifying assets for the purpose of the 70 percent test, a BDC must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance. Making available significant managerial assistance means, among other things, any arrangement whereby a BDC, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company through monitoring of portfolio company operations, selective participation in board and management meetings, consulting with and advising a portfolio company’s officers, or other organizational or financial guidance.

Valuation Process

We invest primarily in illiquid securities including debt and equity securities of privately-held companies. These investments generally are subject to restrictions on resale, have no established trading market and are fair valued on a quarterly basis. Because of the inherent uncertainty of valuation, the fair values of such investments, which are determined in accordance with procedures approved by the Board of Directors, may differ materially from the values that would have been used had a ready market existed for the investments. The Board of Directors may consider other methods of valuing investments as appropriate and in conformity with U.S. generally accepted accounting principles.

We determine fair value to be the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. We have determined the principal market, or the market in which we exits our private portfolio investments with the greatest volume and level of activity, to be the private secondary market. Typically, private companies are bought and sold based on multiples of EBITDA, cash flows, net income, revenues, or in limited cases, book value.

For private company investments, value is often realized through a liquidity event of the entire company. Therefore, the value of the company as a whole (enterprise value) at the reporting date often provides the best evidence of the value of the investment and is the initial step for valuing our privately issued securities. For any one company, enterprise value may best be expressed as a range of fair values, from which a single estimate of fair value will be derived. In determining the enterprise value of a portfolio company, an analysis is prepared consisting of traditional valuation methodologies including market and income approaches.  We consider some or all of the traditional valuation methods based on the individual circumstances of the portfolio company in order to derive its estimate of enterprise value.

The fair value of investments in private portfolio companies is determined based on various factors, including enterprise value, observable market transactions, such as recent offers to purchase a company, recent transactions involving the purchase or sale of the equity securities of the company, or other liquidation events. The determined equity values may be discounted when we have a minority position, is subject to restrictions on resale, has specific concerns about the receptivity of the capital markets to a specific company at a certain time, or other comparable factors exist.

For equity and equity-related securities that are freely tradable and listed on a securities exchange or over-the-counter market, we fair values those securities at their last sale price on that exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, we will use the price from the exchange that it considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or over-the-counter market on such day, the security will be valued at the mean between the last bid price and last ask price on such day.

An equity security of a publicly traded company acquired in a private placement transaction without registration is subject to restrictions on resale that can affect the security’s liquidity and fair value. Such securities that are convertible into or otherwise will become freely tradable will be valued based on the market value of the freely tradable security less an applicable discount.

Generally, the discount will initially be equal to the discount at which we purchased the securities. To the extent that such securities are convertible or otherwise become freely tradable within a time frame that may be reasonably determined, an amortization schedule may be used to determine the discount.

The Board of Directors undertakes a multi-step valuation process each quarter in connection with determining the fair value of private investments. An independent valuation firm has been engaged by the Board of Directors to provide independent, third-party valuation consulting services based on procedures that the Board of Directors has identified and may ask them to perform from time to time on all or a selection of private investments as determined by the Board of Directors. The multi-step valuation process is specific to the level of assurance that the Board of Directors requests from the independent valuation firm.

For positive assurance, the process is as follows:

•
The independent valuation firm prepares the preliminary valuations and the supporting analysis. At November 30, 2010, the independent valuation firm performed positive assurance valuation procedures on five portfolio companies comprising approximately 99.7 percent of the total fair value of restricted investments;

•
The investment professionals of the Adviser review the preliminary valuations and supporting analyses, and consider and assess, as appropriate, any changes that may be required to the preliminary valuations;

•
The Investment Committee of the Adviser reviews the preliminary valuations and supporting analyses, and considers and assesses, as appropriate, any changes that may be required to the preliminary valuations;

•	The Board of Directors assesses the valuations and ultimately determines the fair value of each investment in our portfolio in good faith.

Determination of fair values involves subjective judgments and estimates.  The notes to our financial statements will refer to the uncertainty with respect to the possible effects of such valuations, and any change in such valuations, on our financial statements.

Competition

We compete with public and private funds, commercial and investment banks and commercial financing companies to make the types of investments that we plan to make in the U.S. energy infrastructure sector. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than us. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, allowing them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC. These competitive conditions may adversely affect our ability to make investments in the energy infrastructure sector and could adversely affect our distributions to stockholders.

Brokerage Allocation and Other Practices

Since we will generally acquire and dispose of our investments in privately negotiated transactions, we infrequently will use brokers in the normal course of our business. Subject to policies established by our Board of Directors, we do not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While we will generally seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, we may select a broker based partly on brokerage or research services provided to us. Research services may include reports on MLPs, the market, the economy and other general widely distributed research, and may be used by the Adviser in servicing all funds and accounts managed by the Adviser, including the Company.  Subject to such policies as the Board may from time to time determine, our Adviser shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused us to pay a broker or dealer that provides brokerage and research services to our Adviser an amount of commission for effecting an investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if our Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or our Adviser’s overall responsibilities with respect to us and to other clients of our Adviser as to which our Adviser exercises investment discretion. Our Adviser is further authorized to allocate the orders placed by it on behalf of us to such brokers and dealers who also provide research or statistical material or other services to us, our Adviser or to any sub-adviser. Such allocation shall be in such amounts and proportions as our Adviser shall determine and our Adviser will report on said allocations regularly to the Board indicating the brokers to whom such allocations have been made and the basis therefor. For the fiscal years ended November 30, 2008, November 30, 2009 and November 30, 2010, we paid aggregate brokerage commissions of $_______, $_______, and $_______, respectively. No direct placement fees were paid in fiscal 2008, 2009 or 2010.

Proxy Voting Policies

We and our Adviser have adopted proxy voting policies and procedures (“Proxy Policy”), that we believe are reasonably designed to ensure that proxies are voted in our best interests and the best interests of our stockholders. Subject to its oversight, the Board of Directors has delegated responsibility for implementing the Proxy Policy to our Adviser.

In the event requests for proxies are received with respect to the voting of equity securities, on routine matters, such as election of directors or approval of auditors, the proxies usually will be voted with management unless our Adviser determines it has a conflict or our Adviser determines there are other reasons not to vote with management. On non-routine matters, such as amendments to governing instruments, proposals relating to compensation and stock option and equity compensation plans, corporate governance proposals and stockholder proposals, our Adviser will vote, or abstain from voting if deemed appropriate, on a case by case basis in a manner it believes to be in the best economic interest of our stockholders. In the event requests for proxies are received with respect to debt securities, our Adviser will vote on a case by case basis in a manner it believes to be in the best economic interest of our stockholders.

Our Chief Executive Officer is responsible for monitoring our actions and ensuring that (i) proxies are received and forwarded to the appropriate decision makers, and (ii) proxies are voted in a timely manner upon receipt of voting instructions. We are not responsible for voting proxies we do not receive, but will make reasonable efforts to obtain missing proxies. Our Chief Executive Officer will implement procedures to identify and monitor potential conflicts of interest that could affect the proxy voting process, including (i) significant client relationships, (ii) other potential material business relationships, and (iii) material personal and family relationships. All decisions regarding proxy voting will be determined by the Investment Committee of our Adviser, or a manager of the Adviser designated by the Investment Committee, and will be executed by our Chief Executive Officer or, if the proxy may be voted electronically, electronically by our Chief Executive Officer or his designee.  Every effort will be made to consult with the portfolio manager and/or analyst covering the security. We may determine not to vote a particular proxy, if the costs and burdens exceed the benefits of voting (e.g., when securities are subject to loan or to share blocking restrictions).

If a request for proxy presents a conflict of interest between our stockholders on one hand, and our Adviser, the principal underwriters, or any affiliated persons of ours, on the other hand, our management may (i) disclose the potential conflict to the Board of Directors and obtain consent, or (ii) establish an ethical wall or other informational barrier between the persons involved in the conflict and the persons making the voting decisions.

Stockholders may obtain information regarding how we voted proxies with respect to our portfolio securities without charge by making a written request for proxy voting information to:  Tortoise Capital Resources Corporation, 11550 Ash Street, Suite 300, Leawood, Kansas 66211, Attention Corporate Secretary or by telephone at (913) 981-1020 or toll-free at (866) 362-9331.

Staffing

We do not currently have or expect to have any employees. Services necessary for our business will be provided by individuals who are employees of our Adviser, pursuant to the terms of the Investment Advisory Agreement and the Administration Agreement. Our Adviser currently has 38 employees.  Our executive officers and three of our investment professionals are employees of our Adviser, with the fourth investment professional assuming a consulting role with our Adviser.  See “Management.”

Properties

We do not own any real estate or other physical properties.  The Adviser is the current leaseholder for all properties in which we operate.  We occupy these premises pursuant to our Investment Advisory Agreement and the Administration Agreement with the Adviser.  Our principal executive office is located in Leawood, Kansas.

Legal Proceedings

Neither we nor our Adviser are currently subject to any material legal proceedings, nor to our knowledge, is any material legal proceeding threatened against us.

PORTFOLIO MANAGEMENT

Our Board of Directors provides the overall supervision and review of our affairs. Management of our portfolio is the responsibility of our Adviser’s investment committee. Our Adviser’s investment committee is composed of five senior investment professionals, all of whom are managers of our Adviser. Our Adviser has four investment professionals who are responsible for the structuring and managing of our investments. The Adviser’s investment professionals have vast experience in energy, leveraged finance, investment banking and private equity investing. For biographical information about our Adviser’s investment professionals, see “Adviser.”

Investment Committee

The investment management of our portfolio is the responsibility of a team of portfolio managers consisting of H. Kevin Birzer, Zachary A. Hamel, Kenneth P. Malvey, Terry C. Matlack and David J. Schulte, all of whom are Managers of our Adviser and members of its investment committee and share responsibility for such investment management.  It is the policy of the investment committee that any one member can require our Adviser to sell a security and any one member can veto the committee’s decision to invest in a security. Biographical information about each member of our Adviser’s investment committee is set forth under “Management — Directors and Officers,” below. Information regarding the amount of our securities owned by each member of our Adviser’s investment committee is set forth under the heading “Control Persons and Principal Stockholders.”

The following table provides information about the other accounts managed on a day-to-day basis by each member of our Adviser’s investment committee as of November 30, 2010:

Name of Manager	Number of Accounts	Total Assets of Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
H. Kevin Birzer
Registered investment companies	8	$4,373,269,430	0	--
Other pooled investment vehicles	5	$ 70,904,066	0	--
Other accounts	417	$1,396,629,115	0	--
Zachary A. Hamel
Registered investment companies	8	$4,373,269,430	0	--
Other pooled investment vehicles	6	$ 125,238,969	0	--
Other accounts	429	$2,507,799,381	0	--
Kenneth P. Malvey
Registered investment companies	8	$4,373,269,430	0	--
Other pooled investment vehicles	6	$ 125,238,969	0	--
Other accounts	429	$2,507,799,381	0	--
Terry C. Matlack
Registered investment companies	8	$4,373,269,430	0	--
Other pooled investment vehicles	4	$ 70,904,066	0	--
Other accounts	417	$1,396,629,115	0	--
David J. Schulte
Registered investment companies	8	$4,373,269,430	0	--
Other pooled investment vehicles	4	$ 70,904,066	0	--
Other accounts	417	$1,396,629,115	0	--

None of Messrs. Birzer, Hamel, Malvey, Matlack or Schulte receive any direct compensation from the Company or any other of the managed accounts reflected in the table above. Messrs. Birzer, Hamel, Malvey, Matlack and Schulte are full-time employees of our Adviser and receive a fixed salary for the services they provide. Each of Messrs. Birzer, Hamel, Malvey, Matlack and Schulte own an equity interest in Tortoise Holdings, LLC, the sole member of our Adviser, and each thus benefits from increases in the net income of our Adviser.

MANAGEMENT

Directors and Officers

Our business and affairs are managed under the direction of our Board of Directors. Accordingly, our Board of Directors provides broad supervision over our affairs, including supervision of the duties performed by our Adviser. Certain employees of our Adviser are responsible for our day-to-day operations. The names, ages and addresses of our directors and specified executive officers, together with their principal occupations and other affiliations during the past five years, are set forth below. Each director and officer will hold office until his successor is duly elected and qualified, or until he resigns or is removed in the manner provided by law. Unless otherwise indicated, the address of each director and officer is 11550 Ash Street, Suite 300, Leawood, Kansas 66211. Our Board of Directors consists of a majority of directors who are not “interested persons” (as defined in the 1940 Act) of our Adviser or its affiliates.

Name and Age	Position(s) Held with Company, Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director(1)	Other Public Company Directorships Held
Independent Directors
Conrad S. Ciccotello, (Born 1960)	Class III Director since 2005	Tenured Associate Professor of Risk Management and Insurance, Robinson College of Business, Georgia State University (faculty member since 1999); Director of Graduate Personal Financial Planning Programs; formerly Editor, “Financial Services Review,” (2001-2007) (an academic journal dedicated to the study of individual financial management) (2001-2007); formerly, faculty member, Pennsylvania State University (1997-1999). Published several academic and professional journal articles about energy infrastructure and oil and gas MLPs.	6	None
John R. Graham, (Born 1945)	Class II Director since 2005

Executive-in-Residence and Professor of Finance (part-time), College of Business Administration, Kansas State University (has served as a professor or adjunct professor since 1970); Chairman of the Board, President and CEO, Graham Capital Management, Inc., primarily a real estate development, investment and venture capital company; Owner of Graham Ventures, a business services and venture capital firm; Part-time Vice President Investments, FB Capital Management, Inc. (a registered investment adviser) since 2007; formerly, CEO, Kansas Farm Bureau Financial Services, including seven affiliated insurance or financial service companies (1979-2000).

			6	None

Charles E. Heath, (Born 1942)	Class I Director since 2005	Retired in 1999. Formerly, Chief Investment Officer, GE Capital’s Employers Reinsurance Corporation (1989-1999). Chartered Financial Analyst (“CFA”) designation since 1974.	6	None
Interested Directors and Officers(2)
H. Kevin Birzer, (Born 1959)	Class II Director and Chairman of the Board since 2005	Managing Director of the Adviser since 2002; Member, Fountain Capital Management, LLC (“Fountain Capital”), a registered investment adviser (1990-May 2009); Director and Chairman of the Board of each of TYG, TYY, TYN, TPZ and NTG since its inception; Vice President, Corporate Finance Department, Drexel Burnham Lambert (1986-1989); formerly Vice President, F. Martin Koenig & Co., an investment management firm (1983-1986). CFA designation since 1988.	6	None
Terry C. Matlack, (Born 1956)	Chief Financial Officer since 2005; Director from 2005 to September 2009; and Assistant Treasurer from 2005 to April 2008

Managing Director of the Adviser since 2002; full-time Managing Director, Kansas City Equity Partners, LC (“KCEP”) (2001-2002); Formerly, President, GreenStreet Capital, a private investment firm (1998-2001); Director of each of TYG, TYY, TYN, TPZ and the Company from its inception to September, 2009; Chief Executive Officer of NTG since 2010; Chief Financial Officer of each of TYG, TYN, and TPZ since its inception.  CFA designation since 1985.

			N/A	Epiq Systems, Inc.
David J. Schulte, (Born 1961)	Chief Executive Officer since 2005; President from 2005 to April 2007

Managing Director of the Adviser since 2002; Full-time Managing Director, KCEP (1993-2002); President and Chief Executive Officer of TYG since 2003, TYY since 2005 and of TPZ since 2007; Chief Executive Officer of TYN since 2005 and President of TYN from 2005 to September 2008; Senior Vice President of NTG since 2010; CFA designation since 1992.

			N/A	None
Zachary A. Hamel, (Born 1965)	Senior Vice President since 2005; Secretary from 2005 to	Managing Director of the Adviser since 2002; Partner, Fountain Capital	N/A	None

	April 2007	(1997-present); Senior Vice President of TYY since 2005, of TYG, TYN, and TPZ since 2007; President of NTG since 2010; Secretary of each of TYY, TYG, TYN and the Company from their inception to April 2007. CFA designation since 1998.

Kenneth P. Malvey, (Born 1965)	Senior Vice President and Treasurer since 2005

Managing Director of the Adviser since 2002; Partner, Fountain Capital (2002-present); formerly, Investment Risk Manager and member of the Global Office of Investments, GE Capital’s Employers Reinsurance Corporation (1996-2002); Treasurer of each of TYG, TYY and TYN since November 2005, of TPZ since 2007 and NTG since 2010; Senior Vice President of TYY since 2005, of each of TYG, TYN and TPZ since 2007 and of NTG since 2010; Assistant Treasurer of TYY, TYG and TYN from their inception to November 2005; CFA designation since 1996.

			N/A	None
Edward Russell, (Born 1964)	President since April 2007

Senior Investment Professional of the Adviser since 2006; formerly with Stifel, Nicolaus & Company, Incorporated, heading the Energy and Power Group as a Managing Director (2003-2006) responsible for all of the energy and power transactions, including all of the debt and equity transactions for the three closed-end publicly traded funds managed by the Adviser starting with the first public equity offering in February 2004 and serving as Vice President-Investment Banking (1999-2003).
N/A
__________

(1)	This number includes TYG, TYY, TYN, TPZ, NTG and us. Our Adviser also serves as the investment adviser to TYG, TYY, TYN, TPZ and NTG.
(2)	As a result of their respective positions held with the Adviser or is affiliates, these individuals are considered “interested persons” within the meaning of the 1940 Act.

Each director was selected to join our Board of Directors based upon their character and integrity; their service as a director for other funds in the Tortoise fund complex; and their willingness and ability to serve and commit the time necessary to perform the duties of a director. In addition, as to each director other than Mr. Birzer, their status as an Independent Director; and, as to Mr. Birzer, his role with our Adviser was an important factor in his selection as a director. No factor was by itself controlling.

In addition to the information provided in the table above, each director possesses the following attributes: Mr. Ciccotello, experience as a college professor, a Ph.D. in finance and knowledge of energy infrastructure MLPs; Mr. Graham, experience as a college professor, executive leadership and business executive; Mr. Heath, executive leadership and business experience; and Mr. Birzer, investment management experience as an executive, portfolio manager and leadership roles with our Adviser.

Mr. Birzer serves as Chairman of the Board of Directors. Mr. Birzer is an “interested person” of ours within the meaning of the 1940 Act. The appointment of Mr. Birzer as Chairman reflects the Board of Director’s belief that his experience, familiarity with our day-to-day operations and access to individuals with responsibility for our management and operations provides the Board of Directors with insight into our business and activities and, with his access to appropriate administrative support, facilitates the efficient development of meeting agendas that address our business, legal and other needs and the orderly conduct of meetings of the Board of Directors. Mr. Heath serves as Lead Independent Director. The Lead Independent Director will, among other things, chair executive sessions of the three directors who are Independent Directors, serve as a spokesperson for the Independent Directors and serve as a liaison between the Independent Directors and our management. The Independent Directors will regularly meet outside the presence of management and are advised by independent legal counsel. The Board of Directors also has determined that its leadership structure, as described above, is appropriate in light of our size and complexity, the number of Independent Directors and the Board of Directors’ general oversight responsibility. The Board of Directors also believes that its leadership structure not only facilitates the orderly and efficient flow of information to the Independent Directors from management, but also enhances the independent and orderly exercise of its responsibilities.

The Company’s Board of Directors currently has four standing committees:  (i) the Executive Committee; (ii) the Audit and Valuation Committee; (iii) the Nominating, Corporate Governance and Compensation Committee; and (iv) the Compliance Committee.  Currently, Mr. Ciccotello, Mr. Graham and Mr. Heath (all of the Company’s Independent Directors) are the sole members of the Audit and Valuation Committee, the Nominating, Corporate Governance and Compensation Committee and the Compliance Committee.  The Company’s Executive Committee currently consists of Mr. Birzer and Mr. Heath.

Executive Committee

The Executive Committee has authority to exercise the powers of the Board (i) to address emergency matters where assembling the full Board in a timely manner is impracticable, or (ii) to address matters of an administrative or ministerial nature.  Mr. Birzer is an “interested person” of the Company as defined in Section 2(a)(19) of the 1940 Act.  In the absence of either member of the Executive Committee, the remaining member is authorized to act alone.  The Executive Committee held no meetings during fiscal 2010.

Audit and Valuation Committee

The Company’s Audit and Valuation Committee was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and operates under a written charter adopted and approved by the Board of Directors, a current copy of which is available on the Company’s website (www.tortoiseadvisors.com/tto.cfm) and in print to any stockholder who requests it from the Secretary of the Company at 11550 Ash Street, Suite 300, Leawood, Kansas 66211.  The Audit and Valuation Committee: (i) approves and recommends to the Board of Directors the election, retention or termination of the independent registered public accounting firm (the “independent auditors”); (ii) approves services to be rendered by the independent auditors and monitors the independent auditors’ performance; (iii) reviews the results of the Company’s audit; (iv) determines whether to recommend to the Board that the Company’s audited financial statements be included in the Company’s Annual Report; (v) reviews the portfolio Company valuations proposed by the Adviser’s investment committee; and (vi) responds to other matters as outlined in the Committee’s Charter.  Each Audit and Valuation Committee member is “independent” as defined under the New York Stock Exchange listing standards, and none are “interested persons” of the Company as defined in the 1940 Act. The Board of Directors has determined that Conrad S. Ciccotello is an “audit committee financial expert.”  In addition to his experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements, Mr. Ciccotello has a Ph.D. in Finance.  The Audit and Valuation Committee meets periodically, as necessary and held two meetings during fiscal 2010.

Nominating, Corporate Governance and Compensation Committee

The Company’s Nominating, Corporate Governance and Compensation Committee operates under a written charter adopted and approved by the Board of Directors, a current copy of which is available on the Company’s website (www.tortoiseadvisors.com/tto.cfm) and in print to any stockholder who requests it from the Secretary of the Company at 11550 Ash Street, Suite 300, Leawood, Kansas 66211.  The Nominating, Corporate Governance and Compensation Committee:  (i) identifies individuals qualified to become Board members and recommends to the Board the director nominees for the next annual meeting of stockholders and to fill any vacancies; (ii) monitors the structure and membership of Board committees and recommends to the Board director nominees for each committee; (iii) reviews issues and developments related to corporate governance issues and develops and recommends to the Board corporate governance guidelines and procedures; (iv) evaluates and makes recommendations to the Board regarding director compensation; (v) oversees the evaluation of the Board and management; (vi) has the sole authority to retain and terminate any search firm used to identify director candidates and to approve the search firm’s fees and other retention terms, though it has yet to exercise such authority; and (vii) may not delegate its authority.  The Nominating, Corporate Governance and Compensation Committee will consider stockholder recommendations for nominees for membership to the Board of Directors so long as such recommendations are made in accordance with the Company’s Bylaws.  Nominees recommended by stockholders in compliance with the Bylaws of the Company will be evaluated on the same basis as other nominees considered by the Nominating, Corporate Governance and Compensation Committee.  The Company’s Bylaws require all directors and nominees for directors (i) to be at least 21 years of age and have substantial expertise, experience or relationships relevant to the business of the Company, and (ii) to have a master’s degree in economics, finance, business administration or accounting, to have a graduate professional degree in law from an accredited university or college in the United States or the equivalent degree from an equivalent institution of higher learning in another country, to have a certification as a public accountant in the United States, to be deemed an “audit committee financial expert” as such term is defined in item 401 of Regulation S-K as promulgated by the SEC, or to be a current director of the Company.  The Nominating, Corporate Governance and Compensation Committee has the sole discretion to determine if an individual satisfies the foregoing qualifications. The Nominating and Corporate Governance and Compensation Committee also considers the broad background of each individual nominee for director, including how such individual would impact the diversity of the Board, but does not have a formal policy regarding consideration of diversity in identifying nominees for director. Each Nominating, Corporate Governance and Compensation Committee member is “independent” as defined under the New York Stock Exchange listing standards and none are “interested persons” of the Company as defined in the 1940 Act.  The Committee meets periodically as necessary and held one meeting during fiscal 2010.

Compliance Committee

Each Compliance Committee member is “independent” as defined under the New York Stock Exchange listing standards, and none are “interested persons” of the Company as defined in the 1940 Act.  The Company’s Compliance Committee operates under a written charter adopted and approved by the Board of Directors. The Compliance Committee’s function is to review and assess management’s compliance with applicable securities laws, rules and regulations, monitor compliance with our Code of Ethics, and handle other matters as the Board or committee chair deems appropriate. The Compliance Committee held one meeting during fiscal 2010.

Risk Oversight

The Board of Directors’ role in our risk oversight reflects its responsibility under applicable state law to oversee generally, rather than to manage, our operations. In line with this oversight responsibility, the Board of Directors will receive reports and make inquiry at its regular meetings and as needed regarding the nature and extent of significant risks (including investment, compliance and valuation risks) that potentially could have a materially adverse impact on our business operations, investment performance or reputation, but relies upon our management to assist it in identifying and understanding the nature and extent of such risks and determining whether, and to what extent, such risks may be eliminated or mitigated. In addition to reports and other information received from our management regarding our investment program and activities, the Board of Directors as part of its risk oversight efforts will meet at its regular meetings and as needed with our Adviser’s Chief Compliance Officer to discuss, among other things, risk issues and issues regarding our policies, procedures and controls. The Board of Directors may be assisted in performing aspects of its role in risk oversight by the Audit Committee and such other standing or special committees as may be established from time to time. For example, the Audit Committee will regularly meet with our independent public accounting firm to review, among other things, reports on our internal controls for financial reporting.

The Board of Directors believes that not all risks that may affect us can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve our goals and objectives, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the directors as to risk management matters are typically summaries of relevant information and may be inaccurate or incomplete. As a result of the foregoing and other factors, the risk management oversight of the Board of Directors is subject to substantial limitations.

Compensation Table

The Company does not compensate any of its directors who are interested persons, nor does the Company compensate any of its officers.  The following table sets forth certain information with respect to the compensation paid by the Company and the Fund Complex during fiscal 2010 to each of the current independent directors for their services as a director.  The Company does not have any retirement or pension plans, and no director received any compensation from us other than in cash.

Name of Person, Position	Aggregate Compensation from Company (1)	Pension or Retirement Benefits Accrued as Part of Company Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Company and Fund Complex Paid to Directors (2)

Independent Directors
Conrad S. Ciccotello	$31,000	$0	$0	$169,667
John R. Graham	$28,000	$0	$0	$156,667
Charles E. Heath	$28,000	$0	$0	$156,667

_____________________

(1)      No amounts have been deferred for any of the persons listed in the table.
(2)      Fund Complex includes the Company, TYG, TYY, TYN, TPZ and NTG.

For the 2011 fiscal year, each independent director receives from us an annual retainer of $3,000 and a fee of $2,000 for each meeting of the Board of Directors or Audit and Valuation Committee he or she attends in person (or $1,000 for each Board or Audit and Valuation Committee meeting attended telephonically, or for each Audit and Valuation Committee meeting attended in person that is held on the same day as a Board meeting). Independent directors also receive $1,000 for each other committee meeting attended in person or telephonically (other than Audit and Valuation Committee meetings). The Chairman of the Audit and Valuation Committee receives an additional annual retainer of $1,000. Each other committee chairman receives an additional annual retainer of $1,000.  The independent directors are reimbursed for expenses incurred as a result of attendance at meetings of the Board of Directors and Board committees.

ADVISER
Pursuant to an advisory agreement, the Adviser provides us with investment research and advice and furnishes us with an investment program consistent with our investment objective and policies, subject to the supervision of the Board. The Adviser determines which portfolio securities will be purchased or sold, arranges for the placing of orders for the purchase or sale of portfolio securities, selects brokers or dealers to place those orders, maintains books and records with respect to our securities transactions and reports to the Board on our investments and performance.

The Adviser is located at 11550 Ash Street, Suite 300, Leawood, Kansas 66211.  Our Adviser is a pioneer in capital markets for MLP investment companies and a leader in closed-end funds and separately managed accounts focused on MLPs in the energy sector.  The Adviser was formed in October 2002 to provide portfolio management services to institutional and high-net worth investors seeking professional management of their MLP investments. As of February 28, 2011, the Adviser had approximately $6.3 billion of client assets under management. The Adviser’s investment committee is comprised of five seasoned portfolio managers.

The Adviser also serves as investment adviser to Tortoise Energy Infrastructure Corporation (“TYG”), Tortoise Energy Capital Corporation (“TYY”), Tortoise North American Energy Corporation (“TYN”), Tortoise Power and Energy Infrastructure Fund, Inc. (“TPZ”) and Tortoise MLP Fund, Inc. (“NTG”), which are nondiversified, closed-end investment management companies, and separately managed accounts that invest in MLPs. TYG, which commenced operations on February 27, 2004, invests primarily in equity securities of MLPs and their affiliates in the energy infrastructure sector.  TYY, which commenced operations on May 31, 2005, invests primarily in equity securities of MLPs and their affiliates in the energy infrastructure sector.  TYN, which commenced operations on October 31, 2005, invests primarily in MLPs, including energy infrastructure, oil and gas exploitation and production and energy shipping MLPs.  TPZ, which commenced operations on July 31, 2009, invests in a portfolio consisting primarily of securities issued by power and energy infrastructure companies.  NTG, which commenced operations on July 30, 2010, invests primarily in energy infrastructure MLPs and their affiliates, with an emphasis on natural gas infrastructure MLPs.  To the extent certain MLP securities or other energy infrastructure company securities meet our investment objective and the objectives of other investment companies or accounts managed by the Adviser, we may compete with such companies or accounts for the same investment opportunities.

Our Adviser is wholly-owned by Tortoise Holdings, LLC, a holding company.  Montage Investments, LLC, a registered investment adviser, owns a majority interest in Tortoise Holdings, LLC with the remaining interests held by the five members of our Adviser’s investment committee and certain other senior employees of our Adviser.  In September 2009, the five members of our Adviser’s investment committee entered into employment agreements with our Adviser that have a 3-year initial term as well as two 1-year automatic renewals under normal circumstances.

Our Adviser has 38 employees, including the five members of the investment committee of the Adviser.

Our Adviser currently has four investment professionals who are primarily responsible for the origination, structuring and managing of our investments:

•
David J. Schulte — Mr. Schulte has been a Managing Director of our Adviser since 2002 and also serves as our Chief Executive Officer. In addition, Mr. Schulte serves as Chief Executive Officer and President of Tortoise Energy Infrastructure Corporation (NYSE: TYG), Tortoise Energy Capital Corporation (NYSE: TYY) and Tortoise Power and Energy Infrastructure Fund, Inc. (NYSE: TPZ), Chief Executive Officer of Tortoise North American Energy Corporation (NYSE: TYN) and Senior Vice-President of Tortoise MLP Fund, Inc. (NYSE: NTG). From 1993 to 2002, Mr. Schulte was a full-time Managing Director at Kansas City Equity Partners, L.C. (“KCEP”). While a partner at KCEP, Mr. Schulte led private financings for two growth MLPs in the energy infrastructure sector, Inergy, L.P., where he served as a director, and MarkWest Energy Partners, L.P., where he was a board observer. Prior to joining KCEP, Mr. Schulte had over five years of experience completing acquisition and public equity financings as an investment banker at the predecessor of Oppenheimer & Co., Inc.

•
Edward Russell — Mr. Russell serves as our President. Prior to joining our Adviser in March 2006, Mr. Russell was at Stifel Nicolaus since 1999, where he headed the Energy and Power Group as a Managing Director from 2003 to March 2006, and served as Vice President-Investment Banking before that. While a Managing Director at Stifel, Nicolaus & Company, Incorporated (“Stifel Nicolaus”), Mr. Russell was responsible for all of the energy and power transactions, including debt and equity transactions for TYG, TYY and TYN and our first private placement transaction. Prior to joining Stifel Nicolaus, Mr.

Russell worked for more than 15 years as an investment banker at Pauli & Company, Inc. and Arch Capital LLC and as a commercial banker with Magna Group and South Side National Bank.

•
Terry Matlack — Mr. Matlack has been a Managing Director of our Adviser since 2002 and also serves as our Chief Financial Officer. Mr. Matlack is also the Chief Financial Officer of TYG, TYY, TYN, TPZ, and serves as the Chief Executive Officer of NTG. From 2001 to 2002, Mr. Matlack was a full-time Managing Director at KCEP. Prior to joining KCEP, Mr. Matlack was President of GreenStreet Capital and its affiliates, which invested primarily in the telecommunications service industry. Prior to 1995, he was Executive Vice President and a member of the Board of Directors of W. K. Communications, Inc., a cable television acquisition company, and Chief Operating Officer of W. K. Cellular, a rural cellular service area operator.

•
Lisa Marquard — Prior to joining our Adviser in June 2007, Ms. Marquard was with Stifel Nicolaus since 2002, where she worked in the Financial Institution Investment Banking Group. Her prior experience includes executing public and private capital offerings, merger and acquisition advisory services, as well as general advisory services including valuations, strategic alternatives and shareholder reduction transactions. As of January 1, 2011, Ms. Marquard is no longer an employee of the Adviser, but has instead assumed a consulting role with the Adviser, and is also serving as the Chief Financial Officer of Mowood, LLC.

Each of our Adviser’s investment decisions will be reviewed and approved for us by its investment committee, which also acts as the investment committee for TYG, TYY, TYN, TPZ and NTG. Our Adviser’s investment committee members are: H. Kevin Birzer, Zachary A. Hamel, Kenneth P. Malvey, Terry C. Matlack and David J. Schulte. All members of our Adviser’s investment committee are full-time employees of our Adviser.  The members of our Adviser’s investment committee have an average of over 20 years of financial investment experience.

Conflicts of Interests

Our Adviser’s investment professionals have a conflict of interest in allocating potentially more favorable investment opportunities to us and other funds and clients that pay our Adviser an incentive or performance fee. Performance and incentive fees also create the incentive to allocate potentially riskier, but potentially better performing, investments to us in an effort to increase the incentive fee. Our Adviser may also have an incentive to make investments by one fund, having the effect of increasing the value of a security in the same issuer held by another fund, which in turn may result in an incentive fee being paid to our Adviser by that other fund. Our Adviser may also have an incentive to allocate potentially more favorable investments to us because pursuant to the Administration Agreement between us and our Adviser, we pay our Adviser a fee based on our average daily Managed Assets. However, senior professionals of our Adviser manage potential conflicts of interest by allocating investment opportunities in a fair and equitable manner consistent with our investment objectives and strategies, and in accordance with written allocation policies and procedures of our Adviser so that we will not be disadvantaged in relation to any other client.

Investment Advisory Agreement

Management Services

Pursuant to an investment advisory agreement, our Adviser provides us with investment research, advice and supervision and will furnish us continuously with an investment program, consistent with our investment objective and policies. Our Adviser also will determine from time to time what securities we will purchase, and what securities will be held or sold, what portions of our assets will be held uninvested as cash, short duration high yield securities or in other liquid assets, will maintain books and records with respect to all of our transactions, and will report to our Board of Directors on our investments and performance.

Our Adviser’s services to us under the investment advisory agreement will not be exclusive, and our Adviser is free to furnish the same or similar services to other entities, including businesses which may directly or indirectly compete with us, so long as our Adviser’s services to us are not impaired by the provision of such services to others. Under the investment advisory agreement and to the extent permitted by the 1940 Act, our Adviser will also provide on our behalf significant managerial assistance to portfolio companies to which we are required to provide such assistance under the 1940 Act and who require such assistance from us.

Administration Services

Pursuant to the investment advisory agreement, our Adviser also furnishes us with office facilities and clerical and administrative services necessary for our operation (other than services provided by our custodian, accounting agent, administrator, dividend and interest paying agent and other service providers). Our Adviser is authorized to cause us to enter into agreements with third parties to provide such services. To the extent we request, our Adviser will (i) oversee the performance and payment of the fees of our service providers and make such reports and recommendations to the Board of Directors concerning such matters as the parties deem desirable, (ii) respond to inquiries and otherwise assist such service providers in the preparation and filing of regulatory reports, proxy statements, and stockholder communications, and the preparation of materials and reports for the Board of Directors; (iii) establish and oversee the implementation of borrowing facilities or other forms of leverage authorized by the Board of Directors and (iv) supervise any other aspect of our administration as may be agreed upon by us and our Adviser. We have agreed, pursuant to the investment advisory agreement, to reimburse our Adviser or its affiliate for all out-of-pocket expenses incurred in providing the foregoing services.

Management Fee

Pursuant to the investment advisory agreement, we will pay our Adviser a fee consisting of two components — a base management fee and an incentive fee. A discussion regarding the basis for our board of director’s approval of the investment advisory agreement is available in our annual report to stockholders for the period ending November 30, 2009.

The base management fee is 0.375% (1.5% annualized) of our average monthly Managed Assets, calculated and paid quarterly in arrears within 30 days of the end of each fiscal quarter. The term “Managed Assets” as used in the calculation of the management fee means our total assets (including any assets purchased with or attributable to borrowed funds but excluding any net deferred tax asset) minus accrued liabilities other than (1) net deferred tax liabilities, (2) debt entered into for the purpose of leverage and (3) the aggregate liquidation preference of any outstanding preferred shares. The base management fee for any partial quarter will be appropriately prorated.

On November 30, 2007, we entered into an Expense Reimbursement and Partial Fee Waiver Agreement with the Adviser. Under the terms of the agreement, the Adviser reimbursed us for certain expenses incurred beginning September 1, 2007 and ending December 31, 2008 in an amount equal to an annual rate of 0.25 percent of our average monthly Managed Assets. On November 11, 2008, we entered into an Expense Reimbursement Agreement with the Adviser, for which the Adviser reimbursed us for certain expenses incurred beginning January 1, 2009 and ending December 31, 2009 in an amount equal to an annual rate of 0.25 percent of our average monthly Managed Assets. On February 17, 2010, we entered into an Expense Reimbursement Agreement with the Adviser under which the Adviser will reimburse us for certain expenses incurred beginning January 1, 2010 and ending December 31, 2010 in an amount equal to an annual rate of 0.25 percent of our average monthly Managed Assets. On August 9, 2010, we entered into an Amended Expense Reimbursement Agreement with the Adviser under which the Adviser will reimburse us for certain expenses incurred beginning June 1, 2010 and ending December 31, 2010 in an amount equal to an annual rate of 0.50 percent of our average monthly Managed Assets. During the years ended November 30, 2010, November 30, 2009 and November 30, 2008, the Adviser reimbursed us $308,003, $225,266 and $385,622, respectively.

In fiscal year 2008, the Company incurred approximately $2,313,731 in base management fees due to the Adviser under the Advisory Agreement, net of $385,622 in expenses reimbursed by the Adviser.  In fiscal year 2009, the Company incurred approximately $1,126,327 in base management fees due to the Adviser under the Advisory Agreement, net of $225,266 in expenses reimbursed by the Adviser.  In fiscal year 2010, the Company incurred approximately $925,820 in base management fees due to the Adviser under the Advisory Agreement, net of $308,003 in expenses reimbursed by the Adviser.  The provision for capital gain incentive fees is a result of the increase or decrease in the fair value of investments and unrealized appreciation or depreciation on investments. For the years ended November 30, 2010 and November 30, 2009, the Company accrued no capital gain incentive fees. For the year ended November 30, 2008, the Company decreased the capital gain incentive fee payable by $307,611 as a result of the decrease in the fair value of investments during the period. Pursuant to the Investment Advisory Agreement, the capital gain incentive fee is paid annually only if there are realization events and only if the calculation defined in the agreement results in an amount due. No capital gain incentive fees have been paid since the commencement of operations.

The following examples are intended to assist in an understanding of the two components of the incentive fee. These examples do not reflect the reimbursement or waiver discussed in the prior paragraph and are not intended as an indication of our expected performance.

Examples of Quarterly Incentive Fee Calculation

Example 1: Income Related Portion of Incentive Fee(1):

Assumptions

•	The following calculations only apply from December 8, 2006, as our Adviser is not entitled to any income-related portion of the incentive fee in any earlier period

•	Hurdle rate(2) = 2.00%

•	Management fee(3) = 0.375%

•	Other expenses (legal, accounting, custodian, transfer agent, etc.)(4) = 0.20%

Alternative 1

Additional Assumptions

•	Investment income (including interest, dividends, fees, etc.) = 1.25%

•	Pre-incentive fee net investment income (investment income — (management fee + other expenses)) = 0.675%

Pre-incentive fee net investment income does not exceed hurdle rate, therefore there is no incentive fee.

Alternative 2

Additional Assumptions

•	Investment income (including interest, dividends, fees, etc.) = 3.50%

•	Pre-incentive fee net investment income (investment income — (management fee + other expenses)) = 2.925%
__________

(1)	The hypothetical amount of pre-incentive fee net investment income shown is based on a percentage of our net assets.

(2)	Represents 8.0% annualized hurdle rate.

(3)	Represents 1.5% annualized management fee. For the purposes of this example, we have assumed that we have not incurred any indebtedness and that we maintain no cash or cash equivalents.

(4)	Excludes organizational, offering expenses and income tax.

Pre-incentive fee net investment income exceeds hurdle rate, therefore there is an incentive fee.

Incentive Fee = 15% x (pre-incentive fee net investment income — 2.00%)

               = 15% x (2.925% — 2.00%)

               = 15% x 0.925%

               = 0.13875%

Example 2: Capital Gains Portion of Incentive Fee:

Alternative 1

Assumptions

•	Year 1: $20 million investment made and November 30 fair market value (“FMV”) of investment determined to be $20 million

•	Year 2: November 30 FMV of investment determined to be $22 million

•	Year 3: November 30 FMV of investment determined to be $17 million

•	Year 4: Investment sold for $21 million

The impact, if any, on the capital gains portion of the incentive fee would be:

•	Year 1: No impact

•	Year 2: No impact

•	Year 3: Reduce base amount on which the capital gains portion of the incentive fee is calculated by $3 million

•
Year 4:  Increase base amount on which the capital gains portion of the incentive fee is calculated by $4 million (less the amount, if any, of the unrealized capital depreciation from Year 3 that did not actually reduce the capital gains portion of the incentive fee that would otherwise have been payable to our Adviser in Year 3)

Alternative 2

Assumptions

•	Year 1: $20 million investment made and November 30 FMV of investment determined to be $20 million

•	Year 2: November 30 FMV of investment determined to be $17 million

•	Year 3: November 30 FMV of investment determined to be $17 million

•	Year 4: November 30 FMV of investment determined to be $21 million

•	Year 5: November 30 FMV of investment determined to be $18 million

•	Year 6: Investment sold for $15 million

The impact, if any, on the capital gains portion of the incentive fee would be:

•	Year 1: No impact

•	Year 2: Reduce base amount on which the second part of the incentive fee is calculated by $3 million

•	Year 3: No impact

•	Year 4: No impact

•	Year 5: No impact

•
Year 6: Reduce base amount on which the second part of the incentive fee is calculated by $2 million (plus the amount, if any, of the unrealized capital depreciation from Year 2 that did not actually reduce the second part of the incentive fee that would otherwise have been payable to our Adviser in prior years)

Alternative 3
Assumptions

•	Year 1: $20 million investment made in company A (“Investment A”), and $20 million investment made in company B (“Investment B”) and November 30 FMV of each investment determined to be $20 million

•	Year 2: November 30 FMV of Investment A is determined to be $21 million, and Investment B is sold for $18 million

•	Year 3: Investment A is sold for $23 million

The impact, if any, on the capital gains portion of the incentive fee would be:

•	Year 1: No impact

•	Year 2: Reduce base amount on which the capital gains portion of the incentive fee is calculated by $2 million (realized capital loss on Investment B)

•	Year 3: Increase base amount on which the capital gains portion of the incentive fee is calculated by $3 million (realized capital gain on Investment A)

Alternative 4

Assumptions

•	Year 1: $20 million investment made in company A (“Investment A”), and $20 million investment made in company B (“Investment B”) and November 30 FMV of each investment determined to be $20 million

•	Year 2: November 30 FMV of Investment A is determined to be $21 million and FMV of Investment B is determined to be $17 million

•	Year 3: November 30 FMV of Investment A is determined to be $18 million and FMV of Investment B is determined to be $18 million

•	Year 4: November 30 FMV of Investment A is determined to be $19 million and FMV of Investment B is determined to be $21 million

•	Year 5: Investment A is sold for $17 million and Investment B is sold for $23 million

The impact, if any, on the capital gains portion of the incentive fee would be:

•	Year 1: No impact

•	Year 2: Reduce base amount on which the capital gains portion of the incentive fee is calculated by $3 million (unrealized capital depreciation on Investment B)

•	Year 3: Reduce base amount on which the capital gains portion of the incentive fee is calculated by $2 million (unrealized capital depreciation on Investment A)

•	Year 4: No impact

•
Year 5:  Increase base amount on which the second part of the incentive fee is calculated by $5 million ($6 million of realized capital gain on Investment B partially offset by $1 million of realized capital loss on Investment A) (less the amount, if any, of the unrealized capital depreciation on Investment A from Year 3 and the unrealized capital depreciation on Investment B from Year 2 that did not actually reduce the capital gains portion of incentive fees that would otherwise have been payable to our Adviser in prior years)

Payment of Our Expenses

We will bear all expenses not specifically assumed by our Adviser and incurred in our operations, we have borne the expenses related to the private placement of our common shares, preferred shares and warrants and our initial public offering and we will bear the expenses related to this offering. The compensation and allocable routine overhead expenses of all investment professionals of our Adviser and its staff, when and to the extent engaged in providing us investment advisory services, is provided and paid for by our Adviser and not us. The compensation and expenses borne by us include, but are not limited to, the following:

•
other than as provided in the paragraph above, expenses of maintaining and continuing our existence and related overhead, including, to the extent such services are provided by personnel of our Adviser or its affiliates, office space and facilities and personnel compensation, training and benefits,

•
commissions, spreads, fees and other expenses connected with the acquisition, holding and disposition of securities and other investments including placement and similar fees in connection with direct placements entered into on our behalf,

•	auditing, accounting and legal expenses,

•	taxes and interest,

•	governmental fees,

•
expenses of listing our shares with a stock exchange, and expenses of issue, sale, repurchase and redemption (if any) of our interests, including expenses of conducting tender offers for the purpose of repurchasing our securities,

•	expenses of registering and qualifying us and our securities under federal and state securities laws and of preparing and filing registration statements and amendments for such purposes,

•
expenses of communicating with stockholders, including website expenses and the expenses of preparing, printing and mailing press releases, reports and other notices to stockholders and of meetings of stockholders and proxy solicitations therefor,

•	expenses of reports to governmental officers and commissions,

•	insurance expenses,

•	association membership dues,

•
fees, expenses and disbursements of custodians and subcustodians for all services to us (including without limitation safekeeping of funds, securities and other investments, keeping of books, accounts and records, and determination of net asset values),

•	fees, expenses and disbursements of transfer agents, dividend and interest paying agents, stockholder servicing agents, registrars and administrator for all services to us,

•	compensation and expenses of our directors who are not members of our Adviser’s organization,

•	pricing, valuation and other consulting or analytical services employed in considering and valuing our actual or prospective investments,

•	all expenses incurred in leveraging of our assets through a line of credit or other indebtedness or issuing and maintaining preferred shares,

•	all expenses incurred in connection with our organization and any offering by us of our common shares, including our private placements, our initial public offering and this offering, and

•	such non-recurring items as may arise, including expenses incurred in litigation, proceedings and claims and our obligation to indemnify our directors, officers and stockholders with respect thereto.

Duration and Termination

The investment advisory agreement was initially reviewed and approved by our Board of Directors and by our stockholders.  It will remain in effect from year to year if approved annually by our Board of Directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, and, in either case, upon approval by a majority of our directors who are not interested persons or parties to the investment advisory agreement.  The investment advisory agreement was most recently reviewed and approved by our Board of Directors on November 8, 2010.  The investment advisory agreement will automatically terminate in the event of its assignment.  The investment advisory agreement may be terminated by us without penalty upon not more than 60 days’ written notice to our Adviser.  The investment advisory agreement may also be terminated by our Adviser without penalty upon not less than 60 days’ written notice to us.

Liability of Adviser

The investment advisory agreement provides that our Adviser will not be liable to us in any way for any default, failure or defect in any of the securities comprising our portfolio if it has satisfied the duties and the standard of care, diligence and skill set forth in the investment advisory agreement. However, our Adviser will be liable to us for any loss, damage, claim, cost, charge, expense or liability resulting from our Adviser’s willful misconduct, bad faith or gross negligence or disregard by our Adviser of its duties or standard of care, diligence and skill set forth in the investment advisory agreement or a material breach or default of our Adviser’s obligations under that agreement.

License Agreement

Pursuant to the investment advisory agreement, our Adviser has consented to our use on a non-exclusive, royalty-free basis, of “Tortoise” in our name. We will have the right to use the “Tortoise” name so long as our Adviser or one of its approved affiliates remains our investment adviser. Other than with respect to this limited right, we will have no legal right to the “Tortoise” name. This right will remain in effect for so long as the investment advisory agreement with our Adviser is in effect and will automatically terminate if the investment advisory agreement were to terminate for any reason, including upon its assignment.

Sub-Adviser Arrangement

The investment advisory agreement authorizes our Adviser to delegate any or all of its rights, duties and obligations to one or more sub-advisers upon receipt of approval of such sub-adviser by our Board of Directors and stockholders (unless such approval is not required by the relevant statutes, rules, regulations, interpretations, orders, or similar relief). Our Adviser has entered into a sub-advisory agreement with Kenmont pursuant to which our Adviser has agreed to pay Kenmont (i) 10% of the base management fee paid quarterly to our Adviser by us, and (ii) 20% of any incentive fee our Adviser receives from us.  A discussion regarding the basis for our board of director’s approval of the Sub-Advisory Agreement is available in our Annual Report to Stockholders for the period ending November 30, 2010.

Kenmont is an investment adviser with experience investing in privately-held and public companies in the U.S. energy and power sectors. Kenmont provides additional contacts and enhances the number and range of potential investment opportunities in which we have the opportunity to invest. Entities owned by Kenmont own less than 1 percent of our outstanding common shares and warrants to purchase an additional 281,666 of our common shares.  Pursuant to the sub-advisory agreement with Kenmont, Kenmont (i) assists in identifying potential investment opportunities, subject to the right of Kenmont to first show investment opportunities that it identifies to other funds or accounts for which Kenmont is the primary adviser, (ii) assists, as requested by our Adviser but subject to a limit of 20 hours per month, in the analysis of investment opportunities, and (iii) if requested by our Adviser, will assist in hiring an additional investment professional for the Adviser who will be located in Houston, Texas and for whom Kenmont will make office space available. Kenmont does not make any investment decisions on our behalf, but will recommend potential investments to, and assist in the investment analysis undertaken by, our Adviser. Our Adviser compensates Kenmont for the services it provides to us. Our Adviser indemnifies and holds us harmless from any obligation to pay or reimburse Kenmont for any fees or expenses incurred by Kenmont in providing such services to us. Kenmont will be indemnified by the Adviser for certain claims related to the services it provides and obligations assumed under the sub-advisory agreement. In addition to any termination rights we may have under the 1940 Act, the sub-advisory agreement between the Adviser and Kenmont may be terminated by our Adviser in limited circumstances.

Kenmont is a Texas limited partnership that serves as investment adviser to pooled investment vehicles and managed accounts. The principals of Kenmont have collectively created and managed private equity portfolios in excess of $1.5 billion and have over 50 years of experience working for investment banks, commercial banks, accounting firms, operating companies and money management firms.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company has written policies and procedures in place for the review, approval and monitoring of transactions involving the Company and certain persons related to the Company.  For example, the Company has a Code of Ethics that requires any director, officer, manager or employee of the Company or the Company’s investment adviser to disclose any personal interest that is, or might be, in conflict with the interest of the Company, and the nature of the conflict to the Company’s Chief Compliance Officer for appropriate consideration. The Code of Ethics also establishes personal trading procedures for the Company’s directors, officers and other access persons.  Under the Code of Ethics, access persons may not buy or sell securities of the Company or energy infrastructure companies without preclearing the transaction with the Company’s Chief Compliance Officer, and are required to report their securities holdings and securities transactions to the Chief Compliance Officer.  As a BDC, the 1940 Act also imposes regulatory restrictions on the Company’s ability to engage in certain related party transactions.  The Company has written procedures which prohibit certain transactions with affiliates of the Company and require board approval of certain transactions with affiliated persons of the Company.

Tortoise Capital Advisors, L.L.C. is the Company’s investment adviser.  The Adviser may be contacted at 11550 Ash Street, Suite 300, Leawood, Kansas 66211.  As of February 28, 2010, the Adviser had approximately $6.3 billion of client assets under management.  See “Adviser – Investment Advisory Agreement – Management Fee” for a description of the terms of the Advisory Agreement between the Company and the Adviser.

The Company has also entered into an Amended Administration Agreement with the Adviser pursuant to which the Adviser acts as the Company’s administrator and performs (or oversees or arranges for the performance of) the administrative services necessary for the Company’s operation, including without limitation providing the Company with equipment, clerical, book keeping and record keeping services. For these services the Company pays the Adviser a fee equal to 0.04% of the Company’s aggregate average daily Managed Assets, with a minimum annual fee of $30,000.   The Amended Administration Agreement was approved by the Board of Directors, including the independent directors, on November 8, 2010 with an effective date of December 1, 2010.

The Adviser has entered into a sub-Advisory Agreement with Kenmont. Kenmont is a registered investment adviser with experience investing in privately-held and public companies in the U.S. energy and power sectors. Kenmont provides additional contacts and enhances the number and range of potential investment opportunities in which the Company has the opportunity to invest. The Adviser compensates Kenmont for the services it provides to the Company. The Adviser also indemnifies and holds the Company harmless from any obligation to pay or reimburse Kenmont for any fees or expenses incurred by Kenmont in providing such services to the Company. Kenmont will be indemnified by the Adviser for certain claims related to the services it provides and obligations assumed under the sub-advisory agreement.  Entities managed by Kenmont own less than 1% of the Company’s common shares and warrants to purchase an additional 281,666 of the Company’s common shares.

The Adviser is wholly-owned by Tortoise Holdings, LLC (“Tortoise Holdings”). Montage Investments, LLC, a wholly-owned subsidiary of Mariner Holdings, LLC, owns a majority interest in Tortoise Holdings, LLC, with the remaining interests held by the five members of the Adviser’s investment committee, H. Kevin Birzer, Zachary A. Hamel, Kenneth P. Malvey, Terry C. Matlack and David J. Schulte, who are also officers of the Company, and certain other senior employees of the Adviser.  Each of Messrs. Birzer, Hamel, Malvey, Matlack and Schulte are employed by the Adviser and have indirect ownership and financial interests in the Adviser.  As a result, they may each be deemed to have an indirect material interest in fees paid to the Adviser.

The Adviser has entered into a consulting agreement with Corridor Energy, an asset management company focused on assisting select institutional investors as they seek access to real energy infrastructure assets.  Corridor Energy will seek to help the Adviser identify energy infrastructure asset investments for the Company that can be leased to operating businesses. Pursuant to the terms of the consulting agreement, Corridor Energy will (i) actively search for and assist the Adviser in identifying potential investment opportunities, (ii) assist the Adviser in the analysis of investment opportunities, and (iii) assist the Adviser in arranging financing in order to fund investment opportunities. The Adviser, on behalf of the Company, will have the right of first refusal to decide whether the Company will pursue any investment opportunity identified by Corridor Energy.  If the Adviser decides not to pursue such opportunity on behalf of the Company, Corridor Energy will be able to present such opportunity to other investors.  Corridor Energy is owned  by the Adviser, Montage (which owns a majority interest in the Adviser) and Corridor Energy management.  The Corridor Energy management team includes Richard Green, David Haley, Becky Sandring and David Schulte, a Managing Director of the Adviser and Chief Executive Officer of the Company.

If the stockholders of the Company authorize the Board of Directors to withdraw the Company’s election to be regulated as a BDC, the Company anticipates entering into a co-Advisory Agreement with Corridor Energy to provide full advisory services to the

Company for real asset investments.  The Advisory Agreement with the Adviser is expected to (and the sub-Advisory Agreement with Kenmont may) also remain in place as long as securities are owned by the Company.  Upon the liquidation of the securities portfolio, the existing advisory and sub-advisory agreements would be terminated, and Corridor Energy would be the sole remaining adviser to the Company.  It is anticipated that the co-Advisory Agreement would be on terms and conditions, including management fees, no less favorable to the Company than the Advisory Agreement, and would be subject to approval only by the Board of Directors at such time as the co-Advisory agreement is entered into.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

The following table sets forth certain beneficial ownership information with respect to our common shares as of February 28, 2011, for those persons who directly or indirectly own, control or hold with the power to vote, 5% or more of our common shares prior to this offering and all our executive officers and directors and the managing directors of our Adviser, as a group. As of February 28, 2011, there were no persons known to us that own 5% or more of our common shares.  Except as otherwise noted, the address for all stockholders in the table below is c/o Tortoise Capital Advisors, 11550 Ash Street, Suite 300, Leawood, Kansas 66211.  Unless otherwise indicated, each individual has sole investment and voting power with respect to the shares listed in the table below.

Name	Common Shares Owned(1)	Percentage of Common Shares Outstanding(1)
Independent Directors
Conrad S. Ciccotello(2)	3,268.73	*
John R. Graham(3)	8,583.24	*
Charles E. Heath(4)	4,860.44	*
Interested Directors and Executive Officers
H. Kevin Birzer(5)	27,249.92	*
Terry Matlack(6)	9,649.65	*
David J. Schulte(7)	13,352.28	*
Zachary A. Hamel(8)	5,978.81	*
Kenneth P. Malvey(9)	8,589.40	*
Edward Russell	7,287.10	*
Directors and Executive Officers as a Group (9 persons)(10)	88,819.57	*
__________

*	Indicates less than 1%.

(1)	Based on 9,146,506 common shares outstanding as of February 28, 2011.

(2)	Mr. Ciccotello holds 1,012.41 of these shares jointly with his wife. Includes 250 shares of common stock that may be acquired through warrants that are currently exercisable.

(3)
Of these shares, 6,583.24 are held by the John R. Graham Trust U/A dtd 1/3/92 for which John R. Graham is the sole trustee, and includes 1,000 shares of common stock that may be acquired through warrants that are currently exercisable.

(4)
These shares are held by the Charles E Heath Trust No. 1 dtd U/A 2/1/92 for which Charles E. Heath is a trustee, and includes 750 shares of common stock that may be acquired through warrants that are currently exercisable.

(5)
Mr. Birzer holds 26,049.92 shares and 1,325 warrants jointly with his wife and holds 1,200 shares for the benefit of his children in accounts for which his wife is the custodian.  Includes 1,325 shares of common stock that may be acquired through warrants that are currently exercisable.

(6)
These shares are held by the Matlack Living Trust dtd 12/30/2004, for which Mr. Matlack and his wife are co-trustees and include 616 shares of common stock that may be acquired through warrants that are currently exercisable.

(7)
Includes 1,128 shares of common stock that may be acquired through warrants that are currently exercisable.  Mr. Schulte holds 12,083 shares and 966 warrants jointly with his wife; 200 shares are held in accounts for spouse’s children for which she is the custodian and of which Mr. Schulte disclaims beneficial ownership.

(8)	Includes 426 shares of common stock that may be acquired through warrants that are currently exercisable.

(9)
Mr. Malvey holds 100 shares for the benefit of his child in an account for which he is the custodian, and holds 166 warrants jointly with his wife; 1,500 shares are held by his wife.  Includes 347 shares of common stock that may be acquired through warrants that are currently exercisable.

(10)	Includes 5,832 common shares that may be acquired through warrants that are currently exercisable.

At December 31, 2010, each director beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the Exchange Act) shares of the Company and in the Funds overseen by each director in the same Fund Complex having values within the indicated dollar ranges.  Other than with respect to the Fund Complex, none of the Company’s independent directors, nor any of their immediate family members, has ever been a director, officer or employee of the Adviser or its affiliates.

The following table sets forth the dollar range of equity securities beneficially owned by each of our directors as of December 31, 2010.

Name of Director	Aggregate Dollar Range of Company Securities Beneficially Owned by Director(1) (2)	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Director in Family of Investment Companies(2) (3)
Independent Directors
Conrad S. Ciccotello	$10,001 - $50,000	Over $100,000
John R. Graham	$50,001 - $100,000	Over $100,000
Charles E. Heath	$10,001 - $50,000	Over $100,000
Interested Directors
H. Kevin Birzer	Over $100,000	Over $100,000
__________

(1)	The value of the securities is based on the closing price of our common shares on the NYSE on December 31, 2010.

(2)
No value included for warrants to purchase common shares of the Company held by the directors since the exercise price of the warrants exceeded the closing price of the Company’s common shares on the NYSE on December 31, 2010.

(3)	Includes TYG, TYY, TYN, TPZ, NTG and us. Amounts based on the closing price of the common shares of TYG, TYY, TYN, TPZ, NTG and us on the NYSE on December 31, 2010.

The following table sets forth the dollar range of equity securities of the Company beneficially owned by each member of our Adviser’s investment committee as of December 31, 2010. The value of the securities is based on the closing price of our common shares on the NYSE on December 31, 2010.

Name	Aggregate Dollar Range of Company Securities Beneficially Owned by Manager
H. Kevin Birzer	Over $100,000
Zachary A. Hamel	$50,001 - $100,000
Kenneth P. Malvey	Over $100,000
Terry C. Matlack	Over $100,000
David J. Schulte	Over $100,000

DIVIDEND REINVESTMENT PLAN

If a stockholder’s common shares are registered directly with us or with a brokerage firm that participates in our Automatic Dividend Reinvestment Plan (“Plan”) through the facilities of the Depository Trust Company (“DTC”) and such stockholder’s account is coded dividend reinvestment by such brokerage firm, all distributions are automatically reinvested for stockholders by the Plan Agent, Computershare Trust Company, Inc. (the “Plan Agent”), in additional common shares (unless a stockholder is ineligible or elects otherwise).

We will use primarily newly-issued common shares to implement the Plan, whether our shares are trading at a premium or at a discount to net asset value. However, we reserve the right to instruct the Plan Agent to purchase shares in the open-market in connection with its obligations under the Plan. The number of shares to be issued to a stockholder shall be determined by dividing the total dollar amount of the distribution payable to such stockholder by the market price per share of our common stock at the close of regular trading on the NYSE on the distribution payment date. Market price per share on that date shall be the closing price for such shares on the NYSE or, if no sale is reported for such day, at the average of their reported bid and asked prices. If distributions are reinvested in shares purchased on the open market, then the number of shares received by a stockholder shall be determined by dividing the total dollar amount of the distribution payable to such stockholder by the weighted average price per share (including brokerage commissions and other related costs) for all shares purchased by the Plan Agent on the open-market in connection with such distribution.  Such open-market purchases will be made by the Plan Agent as soon as practicable, but in no event more than 30 days after the distribution payment date.

The Plan Agent maintains all stockholders’ accounts in the Plan and furnishes written confirmation of each acquisition made for the participant’s account as soon as practicable, but in no event later than 60 days after the date thereof. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the Plan Agent’s name or that of its nominee, and each stockholder’s proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan first in accordance with the instructions of the participants then with respect to any proxies not returned by such participant, in the same proportion as the Plan Agent votes the proxies returned by the participants.

There will be no brokerage charges with respect to shares issued directly by us as a result of distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of distributions. If a participant elects to have the Plan Agent sell part or all of his or her common shares and remit the proceeds, such participant will be charged his or her pro rata share of brokerage commissions on the shares sold plus a $15.00 transaction fee. The automatic reinvestment of distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such distributions. See “Certain U.S. Federal Income Tax Considerations.”

Experience under the Plan may indicate that changes are desirable. Accordingly, we reserve the right to amend or terminate the Plan if in the judgment of our Board of Directors such a change is warranted. The Plan may be terminated by the Plan Agent or us upon notice in writing mailed to each participant at least 60 days prior to the effective date of the termination. Upon any termination, the Plan Agent will cause a certificate or certificates to be issued for the full shares held by each participant under the Plan and cash adjustment for any fraction of a common share at the then current market value of the common shares to be delivered to him or her. If preferred, a participant may request the sale of all of the common shares held by the Plan Agent in his or her Plan account in order to terminate participation in the Plan. If such participant elects in advance of such termination to have the Plan Agent sell part or all of his or her shares, the Plan Agent is authorized to deduct from the proceeds a $15.00 fee plus the brokerage commissions incurred for the transaction. If a participant has terminated his or her participation in the Plan but continues to have common shares registered in his or her name, he or she may re-enroll in the Plan at any time by notifying the Plan Agent in writing at the address below. The terms and conditions of the Plan may be amended by the Plan Agent or us at any time, except when necessary or appropriate to comply with applicable law or the rules or policies of the SEC or any other regulatory authority, only by mailing to each participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment shall be deemed to be accepted by each participant unless, prior to the effective date thereof, the Plan Agent receives notice of the termination of the participant’s account under the Plan. Any such amendment may include an appointment by the Plan Agent of a successor Plan Agent, subject to the prior written approval of the successor Plan Agent by us.

Additional information about the Plan may be obtained by writing to Computershare Trust Company, N.A, P.O. Box 43078, Providence, Rhode Island 02940-3078, by contacting them by phone at (800) 426-5523, or by visiting their website at www.computershare.com.

DETERMINATION OF NET ASSET VALUE

We determine our net asset value per common share on a quarterly basis. For purposes of determining the net asset value of our common shares, we calculate the net asset value, which equals the value of our total assets (the value of the securities we hold plus cash or other assets, including interest accrued but not yet received) less all of our liabilities, including but not limited to (i) accrued and unpaid interest on any outstanding indebtedness, (ii) the aggregate principal amount of any outstanding indebtedness, (iii) any distributions payable on our common shares, and (iv) current and deferred taxes. Our net asset value per common share equals our net asset value divided by the number of outstanding common shares.

We use the 1940 Act’s definition of value in calculating the value of our total assets. The 1940 Act defines value as (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value as determined in good faith by our Board of Directors.

Valuation Methodology — Public Companies

Our process for determining the market price of an investment will be as follows. For equity securities, we will first use readily available market quotations and will obtain direct written broker-dealer quotations if a security is not traded on an exchange or quotations are not available from an approved pricing service. For fixed income securities, we will use readily available market quotations based upon the last updated sale price or market value from a pricing service or by obtaining a direct written broker-dealer quotation from a dealer who has made a market in the security. If no sales are reported on any exchange or OTC market, we will use the calculated mean based on bid and asked prices obtained from the primary exchange or OTC market. Other assets will be valued at market value pursuant to written valuation procedures.

Valuation Methodology — Private Companies

Because we invest principally in private companies, there generally will not be a readily available market price for these investments. Therefore, we value substantially all of our investments at fair value in good faith. There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each investment while employing a consistently applied valuation process for the types of investments we make. Unlike banks, we are not permitted to provide a general reserve for anticipated loan losses. Instead, we will specifically value each individual investment on a quarterly basis. We will record unrealized depreciation on investments when we believe that an investment has become impaired, including where collection of a loan or realization of an equity security is doubtful, or when our estimate of the enterprise value of an investment does not currently support the cost of our debt or equity investment. We will record unrealized appreciation if we believe that the underlying company has appreciated in value and, therefore, our equity security also has appreciated in value. Changes in fair value are recorded in our statement of operations as net change in unrealized appreciation or depreciation.

We expect our investments to include many terms governing interest rate, repayment terms, prepayment penalties, financial covenants, operating covenants, ownership parameters, dilution parameters, liquidation preferences, voting rights, and put or call rights. Our investments are generally subject to restrictions on resale and generally have no established trading market. Because of the type of investments that we make and the nature of our business, our valuation process requires an analysis of various factors. Our fair value methodology includes the examination of, among other things, the underlying investment performance, financial condition, and market changing events that impact valuation.

Our process for determining the fair value of a security of a private investment will begin with determining the enterprise value of the company that issued the security. The fair value of our investment will be based on the enterprise value at which a company could be sold in an orderly disposition over a reasonable period of time between willing parties other than in a forced or liquidation sale.

There is no one methodology to determine enterprise value and, in fact, for any one company, enterprise value may best be expressed as a range of fair values, from which we will derive a single estimate of enterprise value. To determine the enterprise value of a company, we will analyze its historical and projected financial results. We will generally require companies in which we invest to provide us with annual audited, and quarterly and monthly unaudited, financial statements, as well as annual projections for the upcoming fiscal year. We expect to value companies on discounted cash flow analysis and multiples of EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization), cash flow, net income, revenues or, in some instances, book value. We expect to use financial measures such as EBITDA (Earnings Before Interest, Taxes, Depreciation, Amortization) in order to assess a portfolio company’s financial performance and to value a portfolio company. EBITDA are not intended to represent cash flow from operations as defined by U.S. generally accepted accounting principles and such information should not be considered as an alternative to net income, cash flow from operations, or any other measure of performance prescribed by U.S. generally accepted accounting principles. When using EBITDA to determine enterprise value, we may adjust EBITDA for non-recurring items. Such adjustments are intended to normalize EBITDA to reflect a portfolio company’s earning power. Adjustments to EBITDA may include acquisition, recapitalization, or restructuring related items or one-time non-recurring income or expense items.

In determining a multiple to use for valuation purposes, we will look to private merger and acquisition statistics, discounted public trading multiples or industry practice. In estimating a reasonable multiple, we will consider not only the fact that the portfolio company may be a private company relative to a peer group of public companies, but we also will consider the size and scope of the company and its specific strengths and weaknesses. If a company is distressed, a liquidation analysis may provide the best indication of enterprise value.

If the portfolio company has an adequate enterprise value to support the repayment of our debt, the fair value of our loan or debt security normally corresponds to cost unless the portfolio company’s condition or other factors lead to a determination of fair value at a different amount. When we receive nominal cost warrants or free equity securities (“nominal cost equity”), we will allocate our cost basis in our investment between debt securities and nominal cost equity at the time of origination. At that time, the original issue discount basis of the nominal cost equity is recorded by increasing the cost basis in the equity and decreasing the cost basis in the related debt securities. The fair value of equity interests in portfolio companies is determined based on various factors, including the enterprise value remaining for equity holders after the repayment of our debt and other preference capital, and other pertinent factors such as recent offers to purchase a company, recent transactions involving the purchase or sale of the equity securities of the company, or other liquidation events. The determined equity values are generally discounted when we have a minority position, are subject to restrictions on resale, have specific concerns about the receptivity of the capital markets to a specific company at a certain time, or other comparable factors exist.

We determine fair value to be the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. We have determined the principal market, or the market in which we exits our private portfolio investments with the greatest volume and level of activity, to be the private secondary market. Typically, private companies are bought and sold based on multiples of EBITDA, cash flows, net income, revenues, or in limited cases, book value.

For private company investments, value is often realized through a liquidity event of the entire company. Therefore, the value of the company as a whole (enterprise value) at the reporting date often provides the best evidence of the value of the investment and is the initial step for valuing our privately issued securities. For any one company, enterprise value may best be expressed as a range of fair values, from which a single estimate of fair value will be derived. In determining the enterprise value of a portfolio company, an analysis is prepared consisting of traditional valuation methodologies including market and income approaches.  We consider some or all of the traditional valuation methods based on the individual circumstances of the portfolio company in order to derive its estimate of enterprise value.

The fair value of investments in private portfolio companies is determined based on various factors, including enterprise value, observable market transactions, such as recent offers to purchase a company, recent transactions involving the purchase or sale of the equity securities of the company, or other liquidation events. The determined equity values may be discounted when we have a minority position, is subject to restrictions on resale, has specific concerns about the receptivity of the capital markets to a specific company at a certain time, or other comparable factors exist.

For equity and equity-related securities that are freely tradable and listed on a securities exchange or over-the-counter market, we fair values those securities at their last sale price on that exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, we will use the price from the exchange that it considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or over-the-counter market on such day, the security will be valued at the mean between the last bid price and last ask price on such day.

An equity security of a publicly traded company acquired in a private placement transaction without registration is subject to restrictions on resale that can affect the security’s liquidity and fair value. Such securities that are convertible into or otherwise will become freely tradable will be valued based on the market value of the freely tradable security less an applicable discount.

Generally, the discount will initially be equal to the discount at which we purchased the securities. To the extent that such securities are convertible or otherwise become freely tradable within a time frame that may be reasonably determined, an amortization schedule may be used to determine the discount.

The Board of Directors undertakes a multi-step valuation process each quarter in connection with determining the fair value of private investments. An independent valuation firm has been engaged by the Board of Directors to provide independent, third-party valuation consulting services based on procedures that the Board of Directors has identified and may ask them to perform from time to time on all or a selection of private investments as determined by the Board of Directors. The multi-step valuation process is specific to the level of assurance that the Board of Directors requests from the independent valuation firm.

For positive assurance, the process is as follows:

•
The independent valuation firm prepares the preliminary valuations and the supporting analysis. At November 30, 2010, the independent valuation firm performed positive assurance valuation procedures on five portfolio companies comprising approximately 99.7 percent of the total fair value of restricted investments;

•
The investment professionals of the Adviser review the preliminary valuations and supporting analyses, and consider and assess, as appropriate, any changes that may be required to the preliminary valuations;

•
The Investment Committee of the Adviser reviews the preliminary valuations and supporting analyses, and considers and assesses, as appropriate, any changes that may be required to the preliminary valuations;

•
The Board of Directors assesses the valuations and ultimately determines the fair value of each investment in our portfolio in good faith. Determination of fair values involves subjective judgments and estimates.  The notes to our financial statements will refer to the uncertainty with respect to the possible effects of such valuations, and any change in such valuations, on our financial statements.

Determinations in Connection with Offerings

In connection with each offering by us of our common shares, our Board of Directors (or a committee thereof) is required to make the determination that we are not selling our common shares at a price below the then current net asset value of our common shares at the time at which the sale is made. Our Board of Directors considers the following factors, among others, in making such determination:

•	the net asset value of our common shares disclosed in the most recent periodic report we filed with the SEC;

•
our management’s assessment of whether any material change in the net asset value of our common shares has occurred (including through the realization of gains on the sale of our portfolio securities) from the period beginning on the date of the most recently disclosed net asset value of our common shares to the period ending two days prior to the date of the sale of our common shares; and

•
the magnitude of the difference between the net asset value of our common shares disclosed in the most recent periodic report we filed with the SEC and our management’s assessment of any material change in the net asset value of our common shares since the date of the most recently disclosed net asset value of our common shares, and the offering price of our common shares in the proposed offering.

Importantly, this determination does not require that we calculate the net asset value of our common shares in connection with each offering of common shares, but instead it involves the determination by our Board of Directors (or a committee thereof) that we are not selling common shares at a price below the then current net asset value of our common shares at the time at which the sale is made.

We may seek the authority to sell our common shares below net asset value in the future. To the extent we issue shares below the then current net asset value of our common shares, the price per share will be the fair market value as determined by the Board of Directors. In addition, we will only sell common shares below our then current net asset value if all of the following conditions are met:

•
the per share offering price, before deduction of underwriting fees, commissions and offering expenses, will not be less than the net asset value per common share, as determined at any time within two business days of pricing of the common shares to be sold in the offering;

•
immediately following the offering, after deducting offering expenses and underwriting fees and commissions, the net asset value per common share, as determined at any time within two business days of pricing of the common shares to be sold, would not have been diluted by greater than a total of 4% of the net asset value per share of all outstanding common shares. We will not be subject to a maximum number of shares that can be sold or a defined minimum sales price per share in any offering so long as the aggregate number of shares offered and the price at which such shares are sold together would not result in dilution of the net asset value per common share in excess of the 4% limitation; and

•
a majority of our independent directors makes a determination, based on information and a recommendation from our Adviser, that they reasonably expect that the investment(s) to be made with the net proceeds of such issuance will lead to long-term distribution growth.

These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records we are required to maintain under the 1940 Act.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS
CERTAIN FEDERAL INCOME TAX MATTERS

The following is a general summary of certain federal income tax considerations affecting us and our security holders. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to security holders in light of their particular circumstances or who are subject to special rules, such as banks, thrift institutions and certain other financial institutions, real estate investment trusts, regulated investment companies, insurance companies, brokers and dealers in securities or currencies, certain securities traders, tax-exempt investors, individual retirement accounts, certain tax-deferred accounts, and foreign investors. Tax matters are very complicated, and the tax consequences of an investment in and holding of our securities will depend on the particular facts of each investor’s situation. Investors are advised to consult their own tax advisors with respect to the application to their own circumstances of the general federal income taxation rules described below and with respect to other federal, state, local or foreign tax consequences to them before making an investment in our securities. Unless otherwise noted, this discussion assumes that investors are U.S. persons and hold our securities as capital assets.

A “U.S. person” generally is a beneficial owner of our securities that is, for U.S. federal income tax purposes, any one of the following:

•	a citizen or resident of the United States;

•	a corporation, partnership or other entity created in or organized under the laws of the United States or any political subdivision thereof;

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•	a trust subject to the supervision of a court within the United States and the control of a United States person.

A “Non-U.S. holder” is a beneficial owner of our securities that is not a U.S. person.

If a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds our securities, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective security holder that is a partnership holding our securities or a partner of such a partnership should consult his, her or its own tax adviser with respect to the purchase, ownership and disposition of our securities.

Tax matters are very complicated and the tax consequences to a U.S. person or a Non-U.S. person of an investment in our securities will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws and the effect of any possible changes in the tax laws.

Pursuant to U.S. Treasury Department Circular 230, we are informing you that (1) this discussion is not intended to be used, was not written to be used, and cannot be used, by any taxpayer for the purpose of avoiding penalties under the U.S. federal tax laws, (2) this discussion was written by us in connection with the registration of our securities and our promotion or marketing, and (3) each taxpayer should seek advice based on his, her or its particular circumstances from an independent tax advisor.

Company Federal Income Taxation

We are treated as a corporation for federal and state income tax purposes. Thus, we are obligated to pay federal and state income tax on our taxable income. We invest our assets primarily in entities treated as partnerships for federal income tax purposes. As a partner in the partnerships, we must report our allocable share of the partnership's taxable income in computing our taxable income regardless of whether the partnerships make any distributions. Based upon our review of the historic results of the type of entity in which we invest, we expect that the cash flow received by us with respect to our investments in partnerships will exceed the taxable income allocated to us from such investments. There is no assurance that our expectation regarding the distributions from the partnerships exceeding taxable income from the partnerships will be realized. If this expectation is not realized, there may be greater tax expense borne by us and less cash available to distribute to stockholders or to pay to creditors. In addition, we will take into account in determining our taxable income the amounts of gain or loss recognized on the sale of our investments. Currently, the maximum regular federal income tax rate for a corporation is 35 percent. We may be subject to a 20 percent federal alternative minimum tax on our alternative minimum taxable income to the extent that the alternative minimum tax exceeds our regular federal income tax.

We have not elected to be treated as a RIC under the Code. The Code generally provides that a RIC does not pay an entity level income tax, provided that it distributes all or substantially all of its income. The RIC taxation rules currently do not, and are not intended in the future to, have any application to us or to our stockholders.

Because we are treated as a corporation for federal income tax purposes, our financial statements reflect deferred tax assets or liabilities according to generally accepted accounting principles. This differs from many closed-end funds that are taxed as RICs under the Internal Revenue Code. Deferred income taxes reflect (i) taxes on unrealized gains/(losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating losses and capital losses. To the extent we have a deferred tax asset, consideration is given as to whether or not a valuation allowance is required. We periodically assess the need to establish a valuation allowance for deferred tax assets based on the criterion established by the Statement of Financial Accounting Standards, Accounting for Income Taxes (“SFAS” No. 109) that it is more likely than not that some portion or all of the deferred tax asset will not be realized. Our assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future partnership cash distributions), the duration of statutory carryforward periods and the associated risk that operating loss and capital loss carryforwards may expire unused. In addition, a substantial change in our ownership may limit our ability to utilize our loss carryforwards. We periodically review the recoverability of deferred tax assets based on the weight of available evidence. Accordingly, realization of a deferred tax asset is dependent on whether there will be sufficient taxable income of the appropriate character within the carryforward periods to realize a portion or all of the deferred tax benefit. We will accrue deferred federal income liability associated with that portion of partnership distributions considered to be a tax-deferred return of capital, as well as capital appreciation of our investments. Upon the sale of an partnership security, we may be liable for previously deferred taxes, if any. We will rely to some extent on information provided by the partnerships, which is not necessarily timely, to estimate deferred tax liability for purposes of financial statement reporting and determining our NAV. From time to time we will modify our estimates or assumptions regarding our deferred tax liability as new information becomes available.

Federal Income Taxation of U.S. Holders of Common and Preferred Stock

Federal Income Tax Treatment of U.S. Holders of Common Stock.  Unlike a holder of a direct interest in partnerships, a stockholder will not include its allocable share of our income, gains, losses or deductions in computing its own taxable income. Instead, since we are of the opinion that, under present law, the common stock will constitute equity, distributions with respect to such shares (other than distributions in redemption of shares subject to Section 302(b) of the Internal Revenue Code) will generally constitute dividends to the extent of our allocable current or accumulated earnings and profits, as calculated for federal income tax purposes. Generally, a corporation’s earnings and profits are computed based upon taxable income, with certain specified adjustments. As explained above, based upon the historic performance of the partnerships, we anticipate that the distributed cash from the partnerships will exceed our share of the partnerships' income and our gain on the sale of partnership interests. In addition, earnings and profits are treated generally, for federal income tax purposes, as first being used to pay distributions on preferred stock, and then to the extent remaining, if any, to pay distributions on the common stock. Thus, we anticipate that only a portion of the distributions of DCF will be treated as dividend income to common stockholders. To the extent that distributions to a stockholder exceed our current and accumulated earnings and profits, the stockholder’s basis in shares of stock with respect to which the distribution is made will be reduced, which may increase the amount of gain realized upon the sale of such shares. If a stockholder has no further basis in its shares, the stockholder will report any excess distributions as capital gain if the stockholder holds such shares as a capital asset.

Dividends of current or accumulated earnings and profits generally will be taxable as ordinary income to holders but are expected to be treated as “qualified dividend income” that is generally subject to reduced rates of federal income taxation for noncorporate investors and are also expected to be eligible for the dividends received deduction available to corporate stockholders under Section 243 of the Internal Revenue Code. Under federal income tax law, qualified dividend income received by individual and other noncorporate stockholders is taxed at long-term capital gain rates, which as of the date of this prospectus reach a maximum of 15%. Qualified dividend income generally includes dividends from domestic corporations and dividends from non-U.S. corporations that meet certain criteria. To be treated as qualified dividend income, the stockholder must hold the shares paying otherwise qualifying dividend income more than 60 days during the 121-day period beginning 60 days before the ex-dividend date (or more than 90 days during the 181-day period beginning 90 days before the ex-dividend date in the case of certain preferred stock dividends attributable to periods exceeding 366 days). A stockholder’s holding period may be reduced for purposes of this rule if the stockholder engages in certain risk reduction transactions with respect to the common or preferred stock. The provisions of the Internal Revenue Code applicable to qualified dividend income are effective through December 31, 2012. Thereafter, higher federal income tax rates will apply unless further legislative action is taken.

Corporate holders should be aware that certain limitations apply to the availability of the dividends received deduction, including limitations on the aggregate amount of the deduction that may be claimed and limitations based on the holding period of the shares of common or preferred stock on which the dividend is paid, which holding period may be reduced if the holder engages in risk reduction transactions with respect to its shares. Corporate holders should consult their own tax advisors regarding the application of these limitations to their particular situation.

If a common stockholder participates in our Automatic Dividend Reinvestment Plan, such stockholder will be treated as receiving the amount of the distributions made by the Company, which amount generally will be either equal to the amount of the cash distribution the stockholder would have received if the stockholder had elected to receive cash or, for shares issued by the Company, the fair market value of the shares issued to the stockholder.

Federal Income Tax Treatment of U.S. Holders of Preferred Stock.  Under present law, we are of the opinion that preferred stock will constitute equity, and thus distributions with respect to preferred stock (other than distributions in redemption of preferred stock subject to Section 302(b) of the Internal Revenue Code) will generally constitute dividends to the extent of our current or accumulated earnings and profits, as calculated for federal income tax purposes. Such dividends generally will be taxable as ordinary income to holders but are expected to be treated as qualified dividend income that is generally subject to reduced rates of federal income taxation for noncorporate investors and are also expected to be eligible for the dividends received deduction available to corporate stockholders under Section 243 of the Internal Revenue Code. Please see the discussion above on qualified dividend income and the dividends received deductions.

Earnings and profits are generally treated, for federal income tax purposes, as first being used to pay distributions on the preferred stock, and then to the extent remaining, if any, to pay distributions on the common stock. Distributions in excess of the Company’s earnings and profits, if any, will first reduce a stockholder’s adjusted tax basis in his or her preferred stock and, after the adjusted tax basis is reduced to zero, will constitute capital gains to a stockholder who holds such shares as a capital asset.

Sale of Shares.  The sale of shares of common or preferred stock by holders will generally be a taxable transaction for federal income tax purposes. Holders of shares of stock who sell such shares will generally recognize gain or loss in an amount equal to the difference between the net proceeds of the sale and their adjusted tax basis in the shares sold. If the shares are held as a capital asset at the time of the sale, the gain or loss will generally be a capital gain or loss. Similarly, a redemption by us (including a redemption resulting from our liquidation), if any, of all the shares actually and constructively held by a stockholder generally will give rise to capital gain or loss under Section 302(b) of the Internal Revenue Code, provided that the redemption proceeds do not represent declared but unpaid dividends. Other redemptions may also give rise to capital gain or loss, but certain conditions imposed by Section 302(b) of the Internal Revenue Code must be satisfied to achieve such treatment.

Capital gain or loss will generally be long-term capital gain or loss if the shares were held for more than one year and will be short-term capital gain or loss if the disposed shares were held for one year or less. Net long-term capital gain recognized by a noncorporate U.S. holder generally will be subject to federal income tax at a lower rate (currently a maximum rate of 15%) than net short-term capital gain or ordinary income (as of the date of this prospectus a maximum rate of 35%, which rate is scheduled to increase to 39.6% for taxable years after 2012). Under current law, the maximum federal income tax rate on capital gain for noncorporate holders is scheduled to increase to 20% for taxable years after 2012. For corporate holders, capital gain is generally taxed at the same rate as ordinary income, that is, currently at a maximum rate of 35%. A holder’s ability to deduct capital losses may be limited.

Federal Income Taxation of Non-U.S. Holders of Common and Preferred Stock

Whether an investment in the shares is appropriate for a Non-U.S. stockholder will depend on that person’s particular circumstances. An investment in the shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisers before investing in our shares.

In general, dividend distributions paid by us to a Non-U.S. stockholder are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). If the distributions are effectively connected with a U.S. trade or business of the

Non-U.S. stockholder (and, if required by an applicable income tax treaty, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States), we will not be required to withhold federal income tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements, although the distributions will be subject to federal income tax at the rates applicable to U.S. stockholders. Any such effectively connected dividends may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate or such lower rate as may be specified by an applicable income tax treaty. (Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.)

A Non-U.S. holder generally will not be taxed on any gain recognized on a disposition of our stock (or warrants or subscription rights to acquire such stock, as applicable) unless:

•	the gain is effectively connected with the Non-U.S. holder’s conduct of a trade or business in the United States and, if required by an applicable income tax treaty, is attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States; in these cases, the gain will be taxed on a net income basis at the regular graduated rates and in the manner applicable to U.S. holders (unless an applicable income tax treaty provides otherwise) and, under certain circumstances, the “branch profits tax” described above may also apply;

•	the Non-U.S. holder is an individual who holds our stock (or warrants or subscription rights, as applicable) as a capital asset, is present in the United States for more then 182 days in the taxable year of the disposition and meets other requirements (in which case, except as otherwise provided by an applicable income tax treaty, the gain, which may be offset by U.S. source capital losses, generally will be subject to a flat 30% U.S. federal income tax, even though the Non-U.S. holder is not considered a resident alien under the Code); or

•	we are or have been a “U.S. real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the Non-U.S. holder held our stock (or warrants or subscription rights, as applicable).

Generally, a corporation is a “U.S. real property holding corporation” if the fair market value of its “U.S. real property interests” equals or exceeds 50% of the sum of the fair market value of its worldwide real property interests plus its other assets used or held for use in a trade or business. For this purpose, we generally will be treated as owning our proportionate share of the assets of a partnership in which we own an equity interest. The determination of whether we are a U.S. real property holding corporation at any given time will depend on the mix of our assets and their fair market values at such time, which is difficult to predict, and it is possible that we will be a U.S. real property holding corporation.

Provided that our shares were regularly traded on an established securities market at any time during the calendar year of the disposition, the tax relating to stock in a U.S. real property holding corporation generally will only apply to:

(i) a Non-U.S. holder whose holdings, direct and indirect, of regularly traded interests (including warrants or subscription rights to acquire stock) other than an interest solely as a creditor at any time during the applicable period, constituted more than 5% of such class of interests, or

(ii) a Non-U.S. holder who owns non-regularly traded interests (including warrants or subscription rights to acquire stock) other than solely as a creditor with a fair market value greater than the fair market value of 5% of the regularly traded class of stock with the lowest fair market value, generally determined upon acquisition of such interests (Non-U.S. holders who do not satisfy (i) and (ii), a "Non-5% holder").

Our common shares are listed on the NYSE. Although not free from doubt, our common shares should be considered to be regularly traded on an established securities market for any calendar quarter during which they are regularly quoted on the NYSE by brokers or dealers that hold themselves out to buy or sell our common shares at the quoted price.

If our shares were not considered to be regularly traded on an established securities market at any time during the applicable calendar year, then a Non-5% holder would be taxed for U.S. federal income tax purposes on any gain realized on the disposition of our shares on a net income basis as if the gain were effectively connected with the conduct of a U.S. trade or business by the Non-5% holder during the taxable year and, in such case, the person acquiring from a Non-5% holder generally would have to withhold 10% of the amount of the proceeds of the disposition. Such withholding may be reduced or eliminated pursuant to a withholding certificate issued by the Service in accordance with applicable U.S. Treasury regulations. We urge all Non-U.S. holders to consult their own tax advisers regarding the application of these rules to them.

A Non-U.S. holder who is a non-resident alien individual, and who is otherwise subject to withholding of federal income tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute or successor form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

Our shares that are owned or treated as owned by an individual who is not a U.S. citizen or resident of the United States (as specially defined for U.S. federal estate tax purposes) at the time of death will be included in the individual’s gross estate for U.S. federal estate tax purposes, unless an applicable estate tax or other treaty provides otherwise and, therefore, may be subject to U.S. federal estate tax.

Non-U.S. persons should consult their own tax advisers with respect to the United States federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Investment by Tax-Exempt Investors and Regulated Investment Companies.  Employee benefit plans, other tax-exempt organizations and regulated investment companies may want to invest in our securities. Employee benefit plans and most other organizations exempt from federal income tax, including individual retirement accounts and other retirement plans, are subject to federal income tax on unrelated business taxable income (“UBTI”). Because we are a corporation for federal income tax purposes, an owner of shares of common stock will not report on its federal income tax return any of our items of income, gain, loss and deduction. Therefore, a tax-exempt investor generally will not have UBTI attributable to its ownership or sale of our common or preferred stock unless its ownership of the stock is debt-financed. In general, stock would be debt-financed if the tax-exempt owner of stock incurs debt to acquire the stock or otherwise incurs or maintains debt that would not have been incurred or maintained if the stock had not been acquired.

For federal income tax purposes, a regulated investment company or “mutual fund,” may not have more than 25% of the value of its total assets, at the close of any quarter, invested in the securities of one or more qualified publicly traded partnerships, which will include most MLPs. Shares of our common stock are not securities of a qualified publicly traded partnership and will not be treated as such for purposes of calculating the limitation imposed upon regulated investment companies.

Backup Withholding.  We may be required to withhold, for U.S. federal income tax purposes, a portion of all distributions (including redemption proceeds) payable to stockholders who fail to provide us with their correct taxpayer identification number, who fail to make required certifications or who have been notified by the Internal Revenue Service (“IRS”) that they are subject to backup withholding (or if we have been so notified). Certain corporate and other stockholders specified in the Internal Revenue Code and the regulations thereunder are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the stockholder’s U.S. federal income tax liability provided the appropriate information is furnished to the IRS in a timely manner.

Other Taxation.  Foreign stockholders, including stockholders who are nonresident alien individuals, may be subject to U.S. withholding tax on certain distributions at a rate of 30% or such lower rates as may be prescribed by any applicable treaty. Our distributions also may be subject to state and local taxes.

Federal Income Taxation of Debt Securities

Federal Income Tax Treatment of Holders of Debt Securities.  Under present law, we are of the opinion that the debt securities will constitute indebtedness of the Company for federal income tax purposes, which the discussion below assumes. We intend to treat all payments made with respect to the debt securities consistent with this characterization.

Taxation of Interest.  Payments or accruals of interest on debt securities generally will be taxable to you as ordinary interest income at the time such interest is received (actually or constructively) or accrued, in accordance with your regular method of accounting for federal income tax purposes.

Purchase, Sale and Redemption of Debt Securities.  Initially, your tax basis in debt securities acquired generally will be equal to your cost to acquire such debt securities. This basis will increase by the amounts, if any, that you include in income under the rules governing market discount, and will decrease by the amount of any amortized premium on such debt securities, as discussed below. When you sell or exchange any of your debt securities, or if any of your debt securities are redeemed, you generally will recognize gain or loss equal to the difference between the amount you realize on the transaction (less any accrued and unpaid interest, which will be subject to federal income tax as interest in the manner described above) and your tax basis in the debt securities relinquished.

Except as discussed below with respect to market discount, the gain or loss that you recognize on the sale, exchange or redemption of any of your debt securities generally will be capital gain or loss. Such gain or loss will generally be long-term capital gain or loss if the disposed debt securities were held for more than one year and will be short-term capital gain or loss if the disposed debt securities were held for one year or less. Net long-term capital gain recognized by a noncorporate U.S. holder generally will be subject to federal income tax at a lower rate (as of the date of this prospectus a maximum rate of 15%, although this rate will increase to 20% after December 31, 2012) than net short-term capital gain or ordinary income (as of the date of this prospectus a maximum rate of 35%). For corporate holders, capital gain is generally taxed for federal income tax purposes at the same rate as ordinary income, that is, as of the date of this prospectus at a maximum rate of 35%. A holder’s ability to deduct capital losses may be limited.

Amortizable Premium.  If you purchase debt securities at a cost greater than their stated principal amount, plus accrued interest, you will be considered to have purchased the debt securities at a premium, and you generally may elect to amortize this premium as an offset to interest income, using a constant yield method, over the remaining term of the debt securities. If you make the election to amortize the premium, it generally will apply to all debt instruments that you hold at the beginning of the first taxable year to which the election applies, as well as any debt instruments that you subsequently acquire. In addition, you may not revoke the election without the consent of the IRS. If you elect to amortize the premium, you will be required to reduce your tax basis in the debt securities by the amount of the premium amortized during your holding period. If you do not elect to amortize premium, the amount of premium will be included in your tax basis in the debt securities. Therefore, if you do not elect to amortize the premium and you hold the debt securities to maturity, you generally will be required to treat the premium as a capital loss when the debt securities are redeemed.

Market Discount.  If you purchase debt securities at a price that reflects a “market discount,” any principal payments on or any gain that you realize on the disposition of the debt securities generally will be treated as ordinary interest income to the extent of the market discount that accrued on the debt securities during the time you held such debt securities. “Market discount” is defined under the Internal Revenue Code as, in general, the excess of the stated redemption price at maturity over the purchase price of the debt security, except that if the market discount is less than 0.25% of the stated redemption price at maturity multiplied by the number of complete years to maturity, the market discount is considered to be zero. In addition, you may be required to defer the deduction of all or a portion of any interest paid on any indebtedness that you incurred or continued to purchase or carry the debt securities that were acquired at a market discount. In general, market discount will be treated as accruing ratably over the term of the debt securities, or, at your election, under a constant yield method.

You may elect to include market discount in gross income currently as it accrues (on either a ratable or constant yield basis), in lieu of treating a portion of any gain realized on a sale of the debt securities as ordinary income. If you elect to include market discount on a current basis, the interest deduction deferral rule described above will not apply and you will increase your basis in the debt security by the amount of market discount you include in gross income. If you do make such an election, it will apply to all market discount debt instruments that you acquire on or after the first day of the first taxable year to which the election applies. This election may not be revoked without the consent of the IRS.

Information Reporting and Backup Withholding.  In general, information reporting requirements will apply to payments of principal, interest, and premium, if any, paid on debt securities and to the proceeds of the sale of debt securities paid to U.S. holders other than certain exempt recipients (such as certain corporations). Information reporting generally will apply to payments of interest on the debt securities to non-U.S. Holders (as defined below) and the amount of tax, if any, withheld with respect to such payments. Copies of the information returns reporting such interest payments and any withholding may also be made available to the tax authorities in the country in which the non-U.S. Holder resides under the provisions of an applicable income tax treaty. In addition, for non-U.S. Holders, information reporting will apply to the proceeds of the sale of debt securities within the United States or conducted through United States-related financial intermediaries unless the certification requirements described below have been complied with and the statement described below in “Taxation of Non-U.S. Holders” has been received (and the payor does not have actual knowledge or reason to know that the holder is a United States person) or the holder otherwise establishes an exemption.

We may be required to withhold, for U.S. federal income tax purposes, a portion of all payments (including redemption proceeds) payable to holders of debt securities who fail to provide us with their correct taxpayer identification number, who fail to make required certifications or who have been notified by the IRS that they are subject to backup withholding (or if we have been so notified). Certain corporate and other shareholders specified in the Internal Revenue Code and the regulations thereunder are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the holder’s U.S. federal income tax liability provided the appropriate information is furnished to the IRS. If you are a non-U.S. Holder, you may have to comply with certification procedures to establish your non-U.S. status in order to avoid backup withholding tax requirements. The certification procedures required to claim the exemption from withholding tax on interest income described below will satisfy these requirements.

Taxation of Non-U.S. Holders.  If you are a non-resident alien individual or a foreign corporation (a “non-U.S. Holder”), the payment of interest on the debt securities generally will be considered “portfolio interest” and thus generally will be exempt from U.S. federal withholding tax. This exemption will apply to you provided that (1) interest paid on the debt securities is not effectively connected with your conduct of a trade or business in the United States, (2) you are not a bank whose receipt of interest on the debt securities is described in Section 881(c)(3)(A) of the Internal Revenue Code, (3) you do not actually or constructively own 10 percent or more of the combined voting power of all classes of the Company’s stock entitled to vote, (4) you are not a controlled foreign corporation that is related, directly or indirectly, to the Company through stock ownership, and (5) you satisfy the certification requirements described below.

To satisfy the certification requirements, either (1) the holder of any debt securities must certify, under penalties of perjury, that such holder is a non-U.S. person and must provide such owner’s name, address and taxpayer identification number, if any, on IRS Form W-8BEN, or (2) a securities clearing organization, bank or other financial institution that holds customer securities in the ordinary course of its trade or business and holds the debt securities on behalf of the holder thereof must certify, under penalties of perjury, that it has received a valid and properly executed IRS Form W-8BEN from the beneficial holder and comply with certain other requirements. Special certification rules apply for debt securities held by a foreign partnership and other intermediaries.

Interest on debt securities received by a non-U.S. Holder that is not excluded from U.S. federal withholding tax under the portfolio interest exemption as described above generally will be subject to withholding at a 30% rate, except where (1) the interest is effectively connected with the conduct of a U.S. trade or business, in which case the interest will generally be subject to U.S. income tax on a net basis as applicable to U.S. holders generally or (2) a non-U.S. Holder can claim the benefits of an applicable income tax treaty to reduce or eliminate such withholding tax. To claim the benefit of an income tax treaty or to claim an exemption from withholding because the interest is effectively connected with a U.S. trade or business, a non-U.S. Holder must timely provide the appropriate, properly executed IRS forms. These forms may be required to be periodically updated. Also, a non-U.S. Holder who is claiming the benefits of an income tax treaty may be required to obtain a U.S. taxpayer identification number and to provide certain documentary evidence issued by foreign governmental authorities to prove residence in the foreign country.

Any capital gain that a non-U.S. Holder realizes on a sale, exchange or other disposition of debt securities generally will be exempt from U.S. federal income tax, including withholding tax. This exemption generally will not apply to you if your gain is effectively connected with your conduct of a trade or business in the U.S. or you are an individual holder and are present in the U.S. for a period or periods aggregating 183 days or more in the taxable year of the disposition.

Federal Income Tax Aspects of Warrants and Subscription Rights.  If you exercise a warrant or subscription right, you will not recognize any gain or loss for U.S. federal income tax purposes (except that gain or loss will be recognized to the extent you receive cash in lieu of a fractional common share as if you had actually received the fractional share and the fractional share was immediately redeemed for cash). Your initial tax basis in the security received upon exercise will be the sum of the exercise price paid and your adjusted tax basis in the warrant or subscription right (excluding any portion of such sum allocable to a fractional share), and your holding period for the security received will begin on the day you exercise the warrant or subscription right. If you sell or exchange a warrant or subscription right, you will generally recognize gain or loss equal to the difference between the amount realized in the sale or exchange and your adjusted tax basis in the warrant or right sold or exchanged. If the warrant or subscription right expires unexercised, you will recognize a loss in an amount equal to your adjusted tax basis in the warrant or right at such time. Any such gain or loss from the sale, exchange or expiration of the warrants or rights will be capital gain or loss and will be long-term capital gain or loss if your holding period for the warrants or rights exceeds one year at the time of the sale, exchange or expiration. Non-U.S. holders of warrants and subscription rights to acquire our stock should see the discussion under "Federal Income Taxation of

Non-U.S. Holders of Common and Preferred Stock" and should consult their own tax advisers with respect to the United States federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the options or subscription rights.
Potential Election to Be Treated as a REIT

If we withdraw our BDC election, we may in the future choose to be treated as a REIT for federal income tax purposes and to make an election to be treated as a REIT.  If we decide to make a REIT election, our potential election will not be effective prior to January 1, 2012.  A REIT generally operates as a flow-through entity for federal income tax purposes, which is accomplished by the REIT annually distributing at least ninety percent of its REIT taxable income.  If it satisfies the minimum distribution requirement, the REIT generally is entitled to a deduction for dividends paid.  The REIT shareholders are then required to report the REIT dividend as ordinary income.  A REIT's shareholders receipt of dividends generally will not qualify as qualified dividend income or for the dividends received deduction discussed above.

In order to qualify as a REIT, we would be required to satisfy gross income and asset tests.  Generally, such tests require that a substantial percentage of the REIT's income be derived from, and assets consist of, real estate assets, and, in certain cases, other investment property.

If we make a REIT election, we will be subject to a corporate level tax on certain built-in gains if the such assets are sold during the 10 year period following conversion.  Built-in gain assets are assets whose fair market value exceeds the REIT's adjusted tax basis at the time of conversion.  In addition, a REIT may not have any earnings and profits accumulated in a non-REIT year.  Thus, upon conversion to a REIT, the putative REIT is generally required to distribute to its shareholders all accumulated earnings and profits, if any.  Such distribution would be taxable to the shareholders as dividend income, and, as discussed above, may qualify as qualified dividend income for non-corporate shareholders and for the dividends received deduction for corporate shareholders.

The foregoing is a general and abbreviated summary of the provisions of the Code and the treasury regulations in effect as they directly govern the taxation of the Company and its security holders. These provisions are subject to change by legislative and administrative action, and any such change may be retroactive.  Security holders (and prospective holders) are urged to consult their tax advisers regarding specific questions as to U.S. federal, foreign, state, local income or other taxes.

REGULATION

We have elected to be regulated as a BDC under the 1940 Act and as such, are subject to various regulations and restrictions.  The 1940 Act contains prohibitions and restrictions relating to transactions between BDCs and their directors, officers, principal underwriters and certain other related persons, and the 1940 Act requires that a majority of the directors be persons other than “interested persons” as defined under the 1940 Act.

We have asked our stockholders to vote on a proposal at our Annual Meeting on April 8, 2011 that would authorize our Board of Directors to withdraw our election to be regulated as a BDC under the 1940 Act.  If this proposal is approved, we will, effective upon receipt by the SEC of our application for withdrawal, no longer be regulated as a BDC and will no longer be subject to the regulatory provisions of the 1940 Act discussed herein.  Additionally, if the proposal is approved, and once the application for withdrawal is received by the SEC, we will no longer be required to meet the 70% investment test outlined below and other provisions of the 1940 Act applicable only to BDCs.  As such, we would have the flexibility to invest in real assets, rather than securities, and may seek to liquidate our securities portfolio over time and focus on investments in real assets in the energy infrastructure sector that have the potential to be real estate investment trust (“REIT”) qualified. We may in the future elect to be taxed as a REIT, provided that we have qualifying assets and income to permit such an election.

Qualifying Assets

Under the 1940 Act, we may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, or “qualifying assets,” unless at the time the acquisition is made qualifying assets represent at least 70% of our total assets. The principal categories of qualifying assets relevant to our businesses are the following:

•
Securities purchased in transactions not involving any public offering from the issuer of the securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company. An “eligible portfolio company” is currently defined in the 1940 Act as any issuer that:

•	is organized under the laws of, and has its principal place of business in, the United States; and

•	is not an investment company (other than an SBIC wholly owned by the BDC) or a company that would be an investment company but for certain exceptions under the 1940 Act; and

•	satisfies any of the following:

•	does not have any class of securities with respect to which a broker or dealer may extend margin credit;

•	is controlled by a BDC or a group of companies including a BDC, and the BDC has an affiliated person who is a director of the eligible portfolio company; or

•	is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million; or

•	does not have any class of securities listed on a national securities exchange.

•	Securities of any eligible portfolio company that we control.

•
Securities purchased in a private transaction from a U.S. issuer that is not an investment company and is in bankruptcy and subject to reorganization, or if the issuer immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing agreements.

•
Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

•	Securities received in exchange for, or distributed on or with respect to, securities described above, or pursuant to the exercise of warrants or rights relating to such securities.

•	Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.

•
Securities purchased in transactions not involving any public offering from an issuer, or from any person who is an officer or employee of the issuer, if (A) the issuer (i) is organized under the laws of, and has its principal place of business in, the United States, (ii) is not an investment company (other than a SBIC wholly owned by the BDC) or a company that would not be an investment company bur for certain exceptions under the 1940 Act), and (iii) is not an eligible portfolio company because it has a class of securities listed on a national securities exchange, and (B) at the time of such purchase we own at least (i) 50% of the greatest number of equity securities of such issuer and securities convertible into or exchangeable for such securities and 50% of the greatest amount of debt securities of such issuer held by us any point in time during the period when such issuer was an eligible portfolio company, and (ii) we are one of the 20 largest holders of record of such issuers outstanding voting securities.

We may invest up to 30% of our total assets in assets that are non-qualifying assets and are not subject to the limitations referenced above. These investments may include, among other things, investments in high yield bonds, bridge loans, distressed debt, commercial loans, private equity, securities of public companies or secondary market purchases of otherwise qualifying assets. If the value of non-qualifying assets should at any time exceed 30% of our total assets, we will be precluded from acquiring any additional non-qualifying assets until such time as the value of our qualifying assets again equals at least 70% of our total assets. See “Risk Factors — If our investments are deemed not to be qualifying assets, we could lose our status as a BDC or be precluded from investing according to our current business plan.”

Significant Managerial Assistance

A BDC must be organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described above. However, in order to count portfolio securities as qualifying assets for the purpose of the 70% test, a BDC must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance. Making available significant managerial assistance means, among other things, any arrangement whereby a BDC, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company through monitoring or portfolio company operations, selective participation in board and management meetings, consulting with and advising a portfolio company’s officers, or other organizational or financial guidance. Although we are not currently doing so, we may in the future charge for providing managerial assistance.

Temporary Investments

Pending investments in other types of qualifying assets, as described above, a BDC’s investments may consist of cash, cash equivalents, U.S. government securities or high quality debt securities maturing in one year or less from the time of investment. There is no other percentage restriction on the proportion of our assets that may be so invested.

Determination of Net Asset Value

The net asset value per share of our outstanding common stock is determined quarterly, as soon as practicable after, and as of the end of, each fiscal quarter. The net asset value per common share is equal to the value of our total assets minus liabilities and any preferred securities outstanding divided by the total number of common shares outstanding at the date as of which such determination is made. Fair value will be determined in good faith by our Board of Directors pursuant to a valuation policy. See “Determination of Net Asset Value.”

Investment Reporting

In accordance with the requirements of Article 6 of Regulation S-X, we will report all of our investments, including loans, at market value or, for investments that do not have a readily available market value, their “fair value” as determined in good faith by our Board of Directors. Subsequent changes in these values will be reported through our statement of operations under the caption of “unrealized appreciation (depreciation) of investments.” See “Determination of Net Asset Value.”

Distributions Policy

We intend, subject to adjustment at the discretion of our Board of Directors, to pay out substantially all of the amounts we receive as cash or paid-in-kind distributions (except those that are paid in stock as a result of credit constraints, market dislocation, or other similar issues, on equity securities we own and interest payments on debt securities we own, less current or anticipated operating expenses, current income taxes on our income and our leverage costs.  On February 9, 2011, our Board of Directors declared, and on March 1, 2011 we paid, a $0.10 per share distribution to stockholders of record on February 18, 2011.

Warrants

Our 945,594 outstanding warrants are currently exercisable and entitle the holder thereof to purchase one common share at the exercise price of $15.00 per common share. All warrants will currently expire on February 6, 2013. No fractional warrant shares will be issued upon exercise of the warrants.

Senior Securities; Coverage Ratio

We are permitted, only under specified conditions, to issue multiple classes of indebtedness and one class of security senior to our common securities if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes. For a discussion of the risks associated with the resulting leverage, see “Risk Factors — Risks Related to Our Operations.”

Derivative Securities

The 1940 Act limits the amount of derivative securities that we may issue and the terms of such securities. In particular, the amount of capital stock that would result from the conversion or exercise of all outstanding warrants, options or rights to purchase capital stock cannot exceed 25% of the BDC’s total outstanding shares. Apart from our 945,594 outstanding warrants issued in our private placements, we do not have, and do not anticipate having, outstanding derivative securities relating to our common shares.
Codes of Ethics

We have adopted a code of ethics which applies to our principal executive officer and principal financial officer. We have also adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to the code of ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code of ethics. This information may be obtained, without charge, upon request by calling us at (913) 981-1020 or toll-free at (866) 362-9331 and on our web site at www.tortoiseadvisors.com/tto.cfm.

You may also read and copy the codes of ethics at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the Securities and Exchange Commission at 1-800-SEC-0330. In addition, the codes of ethics are available on the EDGAR Database on the Securities and Exchange Commission’s Internet site at http://www.sec.gov. You may obtain copies of the codes of ethics, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the Securities and Exchange Commission’s Public Reference Section, Washington, D.C. 20549

Privacy Principles

We are committed to maintaining the privacy of our stockholders and safeguarding their non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we do not receive any non-public personal information relating to our stockholders, although certain non-public personal information of our stockholders may become available to us. We do not disclose any non-public personal information about our stockholders or former stockholders to anyone, except as required by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent).

We restrict access to non-public personal information about our stockholders to employees of our Adviser with a legitimate business need for the information. We maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of our stockholders.

Affiliate Transactions

Under the 1940 Act, we and our affiliates may be precluded from co-investing in private placements of securities. We will not co-invest with our affiliates in negotiated private placement transactions and our Adviser will not co-invest its proprietary accounts or other clients’ assets in negotiated private transactions in which we invest. Our Adviser observes a policy for allocating opportunities among its clients that takes into account the amount of each client’s available cash and its investment objectives. As a result of one or more of these situations, we may not be able to invest as much as we otherwise would in certain investments or may not be able to liquidate a position as quickly.

Compliance Policies and Procedures

We have written policies and procedures reasonably designed to prevent violation of the federal securities laws, and are required to review these compliance policies and procedures annually for adequacy and effective implementation. Our Board of Directors has appointed a Chief Compliance Officer to be responsible for administering the policies and procedures.

Securities Exchange Act Compliance

We are subject to the reporting and disclosure requirements of the Exchange Act, including the filing of quarterly, annual and current reports, proxy statements and other required items.

Sarbanes-Oxley Act of 2002

The Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. The Sarbanes-Oxley Act requires us to review our policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We will continue to monitor our compliance with all future regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith. As of November 30, 2010, we are a non-accelerated filer. This annual report does not include an attestation report of our registered public accounting firm regarding internal control over financial reporting. Management’s report was not subject to attestation by the Company’s registered public accounting firm pursuant to Section 989G of the Dodd-Frank Wall Street Reform and Consumer Protection Act.

Withdrawal

We may not change the nature of our business so as to cease to be, or withdraw our election as, a BDC, unless authorized by vote of a “majority of the outstanding voting securities,” as defined in the 1940 Act. The 1940 Act defines “a majority of the outstanding voting securities” as the lesser of (i) 67% or more of the voting securities present at such meeting if the holders of more than 50% of our outstanding voting securities are present or represented by proxy, or (ii) 50% of our outstanding voting securities.

Other

We will be periodically examined by the SEC for compliance with the 1940 Act.

We maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. We will not protect any director or officer against any liability to our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

DESCRIPTION OF SECURITIES

The information contained under this heading is only a summary and is subject to the provisions contained in our Charter and Bylaws and the laws of the State of Maryland.

The following table provides information about our outstanding securities as of February 28, 2011:

Title of Class	Amount Authorized	Amount held by the Company or for its Account	Amount Outstanding
Common Stock	100,000,000	0	9,146,506

Common Stock

 General.  Our Charter authorizes us to issue up to 100,000,000 shares of common stock, $0.001 par value per share. The Board of Directors may, without any action by the stockholders, amend our Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue under our Charter and the 1940 Act. Additionally, our Charter authorizes our Board of Directors, without any action by our stockholders, to classify and reclassify any unissued common stock and preferred stock into other classes or series of stock from time to time by setting or changing the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Although there is no present intention of doing so, we could issue a class or series of stock that could delay, defer or prevent a transaction or a change in control of us that might otherwise be in the stockholders’ best interests. Under Maryland law, stockholders generally are not liable for our debts or obligations.

 All common stock offered pursuant to this prospectus and any related prospectus supplement will be, upon issuance, duly authorized, fully paid and nonassessable. All outstanding common stock offered pursuant to this prospectus and any related prospectus supplement will be of the same class and will have identical rights, as described below. Holders of shares of common stock are entitled to receive distributions when authorized by the Board of Directors and declared by us out of assets legally available for the payment of distributions. Holders of common stock have no preference, conversion, exchange, sinking fund, redemption or appraisal rights and have no preemptive rights to subscribe for any of our securities. All shares of common stock have equal distribution, liquidation and other rights.

 Distributions.  We intend, subject to adjustment at the discretion of our Board of Directors, each quarter to pay out substantially all of the amounts we receive as recurring cash or paid-in-kind distributions (except those which are paid in stock as a result of credit constraints, market dislocation, or other similar issues) on equity securities we own and interest payments on debt securities we own, less current or anticipated operating expenses, current income taxes on our income and our leverage costs. It is expected that we will declare and pay a distribution to holders of common stock at the end of each fiscal quarter. There is no assurance that we will continue to make regular distributions.

 If a stockholder’s shares are registered directly with us or with a brokerage firm that participates in the Plan, distributions will be automatically reinvested in additional common stock under the Plan unless a stockholder elects to receive distributions in cash. If a stockholder elects to receive distributions in cash, payment will be made by check. The federal income tax treatment of distributions is the same whether they are reinvested in our shares or received in cash. See “ Dividend Reinvestment Plan.”

The yield on our common stock will likely vary from period to period depending on factors including the following:

•	market conditions;
•	the timing of our investments in portfolio securities;
•	the securities comprising our portfolio;
•	changes in interest rates (including changes in the relationship between short-term rates and long-term rates);
•	the amount and timing of the use of borrowings and other leverage by us;
•	the effects of leverage on our common stock (discussed above under “Leverage”);
•	the timing of the investment of offering proceeds and leverage proceeds in portfolio securities; and
•	our net assets and operating expenses.

Consequently, we cannot guarantee any particular yield on our common stock, and the yield for any given period is not an indication or representation of future yields on the common stock.

Limitations on Distributions.  In the event that we have preferred shares outstanding, and so long as we remain subject to the 1940 Act, holders of our common shares will not be entitled to receive any distributions from us unless we have paid all accumulated dividends on preferred stock, and the asset coverage (as defined in the 1940 Act) with respect to preferred shares and any outstanding debt is at least 200% after giving effect to such distributions

Liquidation Rights.  Common stockholders are entitled to share ratably in the assets legally available for distribution to stockholders in the event of liquidation, dissolution or winding up, after payment of or adequate provision for all known debts and liabilities, including any outstanding debt securities or other borrowings and any interest accrued thereon. These rights are subject to the preferential rights of any other class or series of our stock, including the preferred stock. The rights of common stockholders upon liquidation, dissolution or winding up will be subordinated to the rights of holders of any outstanding notes or preferred shares.

Voting Rights.  Each outstanding share of common stock entitles the holder to one vote on all matters submitted to a vote of stockholders, including the election of directors. The presence of the holders of shares of common stock entitled to cast a majority of the votes entitled to be cast shall constitute a quorum at a meeting of stockholders. Our Charter provides that, except as otherwise provided in the Bylaws, directors shall be elected by the affirmative vote of the holders of a majority of the shares of stock outstanding and entitled to vote thereon. The Bylaws provide that directors are elected by a plurality of all the votes cast at a meeting of stockholders duly called and at which a quorum is present. There is no cumulative voting in the election of directors. Consequently, at each annual meeting of stockholders, the holders of a majority of the outstanding shares of stock entitled to vote will be able to elect all of the successors of the class of directors whose terms expire at that meeting provided that holders of preferred stock have the right to elect two directors at all times. Pursuant to our Charter and Bylaws, the Board of Directors may amend the Bylaws to alter the vote required to elect directors.

Under the rules of the NYSE applicable to listed companies, we normally will be required to hold an annual meeting of stockholders in each fiscal year. If we are converted to an open-end company or if for any other reason the shares are no longer listed on the NYSE (or any other national securities exchange the rules of which require annual meetings of stockholders), we may amend our Bylaws so that we are not otherwise required to hold annual meetings of stockholders.

Issuance of Additional Shares.  The provisions of the 1940 Act generally require that the public offering price of common stock of a closed-end investment company (less underwriting commissions and discounts) must equal or exceed the NAV of such company’s common stock (calculated within 48 hours of pricing), unless such sale is made with the consent of a majority of the company’s outstanding common stockholders. In the future, our stockholders may grant us the authority to sell shares of our common stock for less than NAV, subject to the conditions listed below.  The number of shares that we may sell below NAV in one or more public or private offerings may not exceed 25% of our then outstanding common stock. We believe that having the ability to issue and sell a limited number of shares of common stock below NAV benefits all stockholders in that it will allow us to quickly raise cash and capitalize on attractive investment opportunities while remaining fully invested at all times.  When considering an offering of common stock, we may calculate our NAV on a more frequent basis to the extent necessary to comply with the provisions of the 1940 Act.  If we receive authority to do so, we expect to sell shares of common stock below NAV only when we have identified attractive near-term investment opportunities. We may only sell shares of common stock below NAV in accordance with the following conditions:

1.
The per share offering price, before deduction of underwriting fees, commissions and offering expenses, will not be less than the NAV per share of  our common stock, as determined at any time within two business days prior to the pricing of the common stock to be sold in the offering.

2.
Immediately following each offering, after deducting offering expenses and underwriting fees and commissions, the NAV per share of our common stock, as determined at any time within two business days prior to the pricing of the common stock to be sold, would not have been diluted by greater than a total of 4% of the NAV per share of all outstanding common stock as a result of such offering.  We will not be subject to a maximum number of shares that can be sold, a defined minimum sales price per share in any offering, or a maximum number of offerings it can make so long as for each offering the number of shares offered and the price at which such shares are sold together would not result in dilution of the NAV per share of our common stock in excess of the 4% limitation described above.

3.      A majority of our independent directors makes a determination, based on information and a recommendation from the Adviser, that they reasonably expect that the investment(s) to be made with the net proceeds of such issuance will lead to a long-term increase in stockholder distributions.

The table below sets forth the pro forma maximum dilutive effect on our NAV if we were to have issued shares below our NAV as of November 30, 2010. The table assumes that we issue __________ shares, which represents all of the shares we are currently authorized to issue, at a net sale price to us after deducting all expenses of issuance, including underwriting discounts and commissions, equal to $______, which is 95% of the NAV of our common shares as of November 30, 2010.

Pro Forma Maximum Impact of Below NAV Issuances of Common Shares

Common shares currently outstanding	_____
Common shares that currently may be issued below NAV	_____
Total common shares outstanding if all permissible shares are issued below NAV	_____
Net asset value per share as of November 30, 2010	_____
Aggregate net asset value of all currently outstanding common shares based on NAV as of November 30, 2010	_____
Aggregate net proceeds to the Company (assuming the Company sold all permissible shares and received net proceeds equal to $____ per share (95% of the NAV as of November 30, 2010))	_____
Expected aggregate net asset value of the Company after issuance	_____
NAV per share after issuance	_____
Percentage dilution to pre-issuance NAV	$ _____

We are required pursuant to interpretations of the staff of the Commission to amend our shelf registration statement before commencing a below NAV offering if the cumulative dilution from the current offering as calculated in the table above, together with previous below NAV offerings under this shelf registration statement, exceeds 15%.  We also must amend our registration statement before commencing an offering of shares pursuant to the issuance of rights to subscribe for shares below net asset value to existing shareholders.

Because our Adviser’s management fee is based upon our average monthly Managed Assets, our Adviser’s interest in recommending the issuance and sale of common stock, including common stock issued below NAV, will conflict with our interests and those of our stockholders.

Market.  Our common stock trades on the NYSE under the ticker symbol “TTO.” Common stock issued pursuant to this prospectus and related prospectus supplement is expected to trade on the NYSE.

Transfer Agent, Dividend Paying Agent and Automatic Dividend Reinvestment Plan Agent.  Computershare Trust Company, N.A., P.O. Box 43078, Providence, Rhode Island 02940, serves as the transfer agent and registrar and Computershare, Inc. serves as the Plan Agent for our Dividend Reinvestment Plan and dividend paying agent for our common stock.

Preferred Stock

General.  Our Charter authorizes the issuance of up to 10,000,000 shares of preferred stock, with preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms and conditions or redemption as determined by the Board of Directors.

Our Board of Directors may, without any action by our stockholders, amend our Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue under our Charter and under the 1940 Act. Additionally, our Charter authorizes the Board of Directors, without any action by the stockholders, to classify and reclassify any unissued preferred stock into other classes or series of stock from time to time by setting or changing the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series.

Preferred stock will rank junior to any debt securities and senior to all common stock. The 1940 Act permits us to issue senior securities in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after each issuance of senior securities.

For any series of preferred stock that we may issue, our Board of Directors will determine and the prospectus supplement relating to such series will describe:

•	the designation and number of shares of such series;

•
the rate and time at which, and the preferences and conditions under which, any dividends will be paid on shares of such series, as well as whether such dividends are cumulative or non-cumulative and participating or non-participating;

•	any provisions relating to convertibility or exchangeability of the shares of such series;

•	the rights and preferences, if any, of holders of shares of such series upon our liquidation, dissolution or winding up of our affairs;

•	any limitations on our ability to pay dividends or make distributions on, or acquire or redeem, other securities while shares of such series are outstanding;

•	any conditions or restrictions on our ability to issue additional shares of such series or other securities;

•	if applicable, a discussion of certain U.S. federal income tax considerations;

•	any other relative power, preferences and participating, optional or special rights of shares of such series, and the qualifications, limitations or restrictions thereof;

•	any optional or mandatory redemption provisions;

•	any provisions concerning conversion, amortization, sinking funds and/or retirement;

•	the transfer agent, paying agents or security registrar; and

•	any other terms of the preferred stock.

Dividends.  Holders of preferred stock will be entitled to receive cash dividends, when, as and if authorized by the Board of Directors and declared by us, out of funds legally available therefor. The prospectus supplement for preferred stock will describe the dividend payment provisions for those shares.  Dividends so declared and payable shall be paid to the extent permitted under Maryland law and to the extent available and in preference to and priority over any distribution declared and payable on the common stock.

Limitations on Dividends.  So long as any debt securities are outstanding, holders of preferred stock will not be entitled to receive any dividends from us unless asset coverage (as defined in the 1940 Act) with respect to outstanding debt securities and preferred stock would be at least 200% after giving effect to such dividends.

Liquidation Rights.  In the event of any voluntary or our involuntary liquidation, dissolution or winding up, the holders of preferred stock would be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per share plus accumulated and unpaid dividends, whether or not declared, before any distribution of assets is made to holders of common stock. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of preferred stock will not be entitled to any further participation in any distribution of our assets. Preferred stock will rank junior to any debt securities upon liquidation, dissolution or winding up.

Voting Rights.  Except as otherwise indicated in our Charter or Bylaws, or as otherwise required by applicable law, holders of preferred stock have one vote per share and vote together with holders of common stock as a single class.

The 1940 Act requires that the holders of any preferred stock, voting separately as a single class, have the right to elect at least two directors at all times. The remaining directors will be elected by holders of common stock and preferred stock, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any shares of preferred stock have the right to elect a majority of the directors at any time two years’ accumulated dividends on any preferred stock are unpaid. The 1940 Act also requires that, in addition to any approval by stockholders that might otherwise be required, the approval of the holders of a majority of shares of any outstanding preferred stock, voting separately as a class, would be required to (i) adopt any plan of reorganization that would adversely affect the preferred stock, and (ii) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in our subclassification as a closed-end investment company or changes in our fundamental investment restrictions. See “Certain Provisions in Our Charter and Bylaws.”

As a result of these voting rights, our ability to take any such actions may be impeded to the extent that any shares of our preferred stock are outstanding.

The affirmative vote of the holders of a majority of the outstanding preferred stock, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of preferred stock so as to affect materially and adversely such preferences, rights or powers. The class vote of holders of preferred stock described above will in each case be in addition to any other vote required to authorize the action in question.

We anticipate we will have the right (to the extent permitted by applicable law) to purchase or otherwise acquire any preferred stock, so long as we are current in the payment of dividends on the preferred stock and on any other of our shares ranking on a parity with the preferred stock with respect to the payment of dividends or upon liquidation.

Market.  Unless otherwise stated in a prospectus supplement, our preferred stock will not be listed on an exchange or automated quotation system.  The details on how to buy and sell preferred stock, along with other terms of such preferred stock, will be described in a related prospectus supplement.  We cannot assure you that any secondary market will exist or that if a secondary market does exist, whether it will provide holders with liquidity.

 Book-Entry, Delivery and Form.  Unless otherwise indicated in the related prospectus supplement, preferred stock will be issued in book-entry form and will be represented by one or more share certificates in registered global form. The global certificates will be held by DTC and registered in the name of Cede & Co., as nominee of DTC. DTC will maintain the certificates in specified denominations per share through its book-entry facilities.

We may treat the persons in whose names any global certificates are registered as the owners thereof for the purpose of receiving payments and for any and all other purposes whatsoever. Therefore, so long as DTC or its nominee is the registered owner of the global certificates, DTC or such nominee will be considered the sole holder of outstanding preferred stock.

A global certificate may not be transferred except as a whole by DTC, its successors or their respective nominees, subject to the provisions restricting transfers of shares contained in the related articles supplementary.

Debt Securities

General.  Under Maryland law and our Charter, we may borrow money, without prior approval of holders of common and preferred stock to the extent permitted by our investment restrictions and the 1940 Act.  We may issue debt securities, or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such notes or borrowings by mortgaging, pledging or otherwise subjecting as security our assets to the extent permitted by the 1940 Act or rating agency guidelines. Any borrowings  will rank senior to the preferred stock and the common stock.

The 1940 Act permits us to issue senior securities in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after each issuance of senior securities. Unless otherwise stated in a prospectus supplement, any debt securities will be issued pursuant to an indenture (the “Indenture”) and will be subject to the provisions therein. A prospectus supplement relating to any debt securities will include specific terms relating to the offering including the following:

•	the form and title of the security;
•	the aggregate principal amount of the securities;
•	the interest rate of the securities;
•	the maturity dates on which the principal of the securities will be payable;
•	any events of default or covenants;
•	any optional or mandatory redemption provisions;
•	any provisions concerning conversion, amortization, sinking funds and/or retirement;
•	the trustees, transfer agent, paying agents or security registrar; and
•	any other terms of the securities.

Interest.  The prospectus supplement will describe the interest payment provisions relating to any debt securities.  Interest on debt securities shall be payable when due as described in the related prospectus supplement. If we do not pay interest when due, it will trigger an event of default and we will be restricted from declaring dividends and making other distributions with respect to our common stock and preferred stock.

Limitations.  Under the requirements of the 1940 Act, immediately after issuing any senior securities representing indebtedness, we must have an asset coverage of at least 200%. Asset coverage means the ratio which the value of our total assets, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness. We may be subject to certain restrictions imposed by guidelines of one or more rating agencies that may issue ratings for outstanding debt securities, including restrictions related to asset coverage and portfolio composition. Such restrictions may be more stringent than those imposed by the 1940 Act. Other types of borrowings also may result in our being subject to covenants in credit agreements that may be more stringent than the restrictions imposed by the 1940 Act.

Events of Default and Acceleration of Maturity of Debt Securities; Remedies.  Unless stated otherwise in the related prospectus supplement, it is anticipated that any one of the following events will constitute an “event of default” for that series:

•	default in the payment of any interest upon a series of debt securities when it becomes due and payable and the continuance of such default for 30 days;
•	default in the payment of the principal of, or premium on, a series of debt securities at its stated maturity;
•
default in the performance, or breach, of any covenant or warranty of ours in the Indenture, and continuance of such default or breach for a period of 90 days after written notice has been given to us by the trustee;

•	certain voluntary or involuntary proceedings involving us and relating to bankruptcy, insolvency or other similar laws;
•	if, on the last business day of each of twenty-four consecutive calendar months, the debt securities have a 1940 Act asset coverage of less than 100%; or
•	any other “event of default” provided with respect to a series, including a default in the payment of any redemption price payable on the redemption date.

Upon the occurrence and continuance of an event of default, the holders of a majority in principal amount of a series of outstanding debt securities or the trustee may declare the principal amount of that series of debt securities immediately due and payable upon written notice to us. A default that relates only to one series of debt securities does not affect any other series and the holders of such other series of debt securities are generally not entitled to receive notice of such a default. Upon an event of default relating to bankruptcy, insolvency or other similar laws, acceleration of maturity occurs automatically with respect to all series. At any time after a declaration of acceleration with respect to a series of debt securities has been made, and before a judgment or decree for payment of the money due has been obtained, the holders of a majority in principal amount of the outstanding debt securities of that series, by written notice to us and the trustee, may rescind and annul the declaration of acceleration and its consequences if all events of default with respect to that series of debt securities, other than the non-payment of the principal of that series of debt securities which has become due solely by such declaration of acceleration, have been cured or waived and other conditions have been met.

Liquidation Rights.  In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to us or to our creditors, as such, or to our assets, or (b) any liquidation, dissolution or other winding up of us, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of ours, then (after any payments with respect to any secured creditor of ours outstanding at such time) and in any such event the holders of debt securities shall be entitled to receive payment in full of all amounts due or to become due on or in respect of all debt securities (including any interest accruing thereon after the commencement of any such case or proceeding), or provision shall be made for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of the debt securities, before the holders of any of our common or preferred stock are entitled to receive any payment on account of any redemption proceeds, liquidation preference or dividends from such shares. The holders of debt securities shall be entitled to receive, for application to the payment thereof, any payment or distribution of any kind or character, whether in cash, property or securities, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of ours being subordinated to the payment of the debt securities, which may be payable or deliverable in respect of the debt securities in any such case, proceeding, dissolution, liquidation or other winding up event.

Unsecured creditors of ours may include, without limitation, service providers including our Adviser, custodian, administrator, broker-dealers and the trustee, pursuant to the terms of various contracts with us. Secured creditors of ours may include without limitation parties entering into any interest rate swap, floor or cap transactions, or other similar transactions with us that create liens, pledges, charges, security interests, security agreements or other encumbrances on our assets.

A consolidation, reorganization or merger of us with or into any other company, or a sale, lease or exchange of all or substantially all of our assets in consideration for the issuance of equity securities of another company shall not be deemed to be a liquidation, dissolution or winding up of us.

Voting Rights.  Debt securities have no voting rights, except to the extent required by law or as otherwise provided in the Indenture relating to the acceleration of maturity upon the occurrence and continuance of an event of default. In connection with any other borrowings (if any), the 1940 Act does in certain circumstances grant to the lenders certain voting rights in the event of default in the payment of interest on or repayment of principal.

Market.  Unless otherwise stated in a prospectus supplement, our debt securities will not be listed on an exchange or automated quotation system.  The details on how to buy and sell debt securities, along with other terms of such debt securities, will be described in a related prospectus supplement.  We cannot assure you that any secondary market will exist or if a secondary market does exist, whether it will provide holders with liquidity.

Book-Entry, Delivery and Form.  Unless otherwise stated in the related prospectus supplement, the debt securities will be issued in book-entry form and will be represented by one or more notes in registered global form. The global notes will be deposited with the trustee as custodian for DTC and registered in the name of Cede & Co., as nominee of DTC. DTC will maintain the notes in designated denominations through its book-entry facilities.

We may treat the persons in whose names any notes, including the global notes, are registered as the owners thereof for the purpose of receiving payments and for any and all other purposes whatsoever. Therefore, so long as DTC or its nominee is the registered owner of the global notes, DTC or such nominee will be considered the sole holder of outstanding notes. We may give effect to any written certification, proxy or other authorization furnished by DTC or its nominee.

A global note may not be transferred except as a whole by DTC, its successors or their respective nominees. Interests of beneficial owners in the global note may be transferred or exchanged for definitive securities in accordance with the rules and procedures of DTC. In addition, a global note may be exchangeable for notes in definitive form if:

•	DTC notifies us that it is unwilling or unable to continue as a depository and we do not appoint a successor within 60 days;
•	we, at our option, notify the appropriate party in writing that we elect to cause the issuance of notes in definitive form; or
•	an event of default has occurred and is continuing.

In each instance, upon surrender by DTC or its nominee of the global note, notes in definitive form will be issued to each person that DTC or its nominee identifies as being the beneficial owner of the related notes.

The holder of any global note may grant proxies and otherwise authorize any person, including its participants and persons who may hold interests through DTC participants, to take any action which a holder is entitled to take.

Subscription Rights

General.   We may issue subscription rights to our stockholders or others to purchase common stock. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with a subscription rights offering to our stockholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our stockholders on the record date that we set for receiving subscription rights in such subscription rights offering.  The applicable prospectus supplement would describe terms of the subscription rights, including the following: ‘

•	the period of time the offering would remain open;
•	the title of such subscription rights;
•	the exercise price for such subscription rights (or method of calculation thereof);
•	the ratio of the offering;
•	the number of such subscription rights to be issued;
•	the extent to which such subscription rights are transferable;

•	if applicable, a discussion of the material U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights;
•	the date on which the right to exercise such subscription rights shall commence, and the date on which such rights shall expire (subject to any extension);
•	the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities and the terms of such over-subscription privilege;
•	any termination right we may have in connection with such subscription rights offering;
•	if applicable, the material terms of any standby underwriting or other purchase arrangement that we may enter into in connection with the subscription rights offering subject to applicable law; and
•	any other terms of such subscription rights, including exercise, settlement and other procedures and limitations relating to the transfer and exercise of such subscription rights.

Exercise of Subscription Rights.   Each subscription right would entitle the holder of the subscription right to purchase for cash such amount of shares of common stock at such exercise price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby. Subscription rights may be exercised at any time up to the close of business on the expiration date for such subscription rights set forth in the prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights would become void.

Subscription rights may be exercised as set forth in the prospectus supplement relating to the subscription rights offered thereby. Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement we will forward, as soon as practicable, the shares of common stock purchasable upon such exercise. To the extent permissible under applicable law, we may determine to offer any unsubscribed offered securities directly to persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, as set forth in the applicable prospectus supplement.

Warrants

General.   We may issue warrants to purchase shares of our common stock, preferred stock or debt securities. Such warrants may be issued independently or together with shares of common stock and may be attached or separate from such securities. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.

A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:

•	the title of such warrants;
•	the aggregate number of such warrants;
•	the price or prices at which such warrants will be issued;
•	the currency or currencies, including composite currencies, in which the price of such warrants may be payable;
•	if applicable, the designation and terms of the securities with which the warrants are issued and the number of warrants issued with each such security or each principal amount of such security;
•
in the case of warrants to purchase debt securities, the principal amount of debt securities purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which this principal amount of debt securities may be purchased upon such exercise;

•
in the case of warrants to purchase common stock or preferred stock, the number of shares of common stock or preferred stock, as the case may be, purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which these shares may be purchased upon such exercise;

•	the date on which the right to exercise such warrants shall commence and the date on which such right will expire;
•	whether such warrants will be issued in registered form or bearer form;
•	if applicable, the minimum or maximum amount of such warrants which may be exercised at any one time;
•	if applicable, the date on and after which such warrants and the related securities will be separately transferable;
•	information with respect to book-entry procedures, if any;
•	the terms of the securities issuable upon exercise of the warrants;
•	if applicable, a discussion of certain U.S. federal income tax considerations; and

•	any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.

Prior to exercising their warrants, holders of warrants will not have any of the rights of holders of the securities purchasable upon such exercise, including, in the case of warrants to purchase debt securities, the right to receive principal, premium, if any, or interest payments, on the debt securities purchasable upon exercise or to enforce covenants in the applicable indenture or, in the case of warrants to purchase common stock or preferred stock, the right to receive distributions or dividends, if any, or payments upon our liquidation, dissolution or winding up or to exercise any voting rights.

Under the 1940 Act, we may generally only offer warrants provided that (1) the warrants expire by their terms within ten years; (2) the exercise or conversion price is not less than the current market value at the date of issuance; (3) our stockholders authorize the proposal to issue such warrants, and our Board of Directors approves such issuance on the basis that the issuance is in the best interests of us and our stockholders; and (4) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants, as well as options and rights, at the time of issuance may not exceed 25% of our outstanding voting securities.

CERTAIN PROVISIONS OF OUR CHARTER AND BYLAWS AND
THE MARYLAND GENERAL CORPORATION LAW

The following description of certain provisions of our Charter and Bylaws is only a summary. For a complete description, please refer to our Charter and Bylaws, a copy of which are obtainable upon request.

Our Charter and Bylaws include provisions that could delay, defer or prevent other entities or persons from acquiring control of us, causing us to engage in certain transactions or modifying our structure. These provisions, all of which are summarized below, may be regarded as “anti-takeover” provisions. Such provisions could limit the ability of stockholders to sell their shares at a premium over the then-current market prices by discouraging a third party from seeking to obtain control of us. In addition to these provisions, we are incorporated in Maryland and therefore expect to be subject to the Maryland Control Share Acquisition Act and the Maryland General Corporation Law. Also, certain provisions of the 1940 Act may serve to discourage a third party from seeking to obtain control of us.

Number and Classification of our Board of Directors; Election of Directors

Our Charter and Bylaws provide that the number of directors may be established only by our Board of Directors pursuant to the Bylaws, but may not be less than one. Our Bylaws provide that the number of directors may not be greater than nine. Pursuant to our Charter, our Board of Directors is divided into three classes: Class I, Class II and Class III. The term of each class of directors expires in a different successive year. Upon the expiration of their term, directors of each class are elected to serve for three-year terms and until their successors are duly elected and qualify. Each year, only one class of directors is elected by the stockholders. The classification of our Board of Directors should help to assure the continuity and stability of our strategies and policies as determined by our Board of Directors.

Our classified board provision could have the effect of making the replacement of incumbent directors more time-consuming and difficult. At least two annual meetings of our stockholders, instead of one, will generally be required to effect a change in a majority of our Board of Directors. Thus, the classification of our Board of Directors could increase the likelihood that incumbent directors will retain their positions and may delay, defer or prevent a change in control of the Board of Directors, even though a change in control might be in the best interests of our stockholders.

Vacancies on Board of Directors; Removal of Directors

Our Charter provides that we have elected to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the Board of Directors. Accordingly, except as may be provided by the Board of Directors in setting the terms of any class or series of preferred shares, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy shall serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

The Charter provides that, subject to the rights of holders of one or more classes of our preferred stock, a director may be removed only for cause and only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of our directors. This provision, when coupled with the provisions in our Charter and Bylaws regarding the filling of vacancies on the Board of Directors, precludes our stockholders from removing incumbent directors, except for cause and by a substantial affirmative vote, and filling the vacancies created by the removal with nominees of our stockholders.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our Charter generally provides for approval of Charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter.

Our Charter and Bylaws provide that the Board of Directors will have the exclusive power to make, alter, amend or repeal any provision of our Bylaws.

Advance Notice of Director Nominations and New Business

Our Bylaws provide that with respect to an annual meeting of our stockholders, nominations of persons for election to our Board of Directors and the proposal of business to be considered by our stockholders may be made only (i) pursuant to our notice of the meeting, (ii) by or at the direction of our Board of Directors or (iii) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the Bylaws. With respect to special meetings of our stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to our Board of Directors at a special meeting may be made only (i) pursuant to our notice of the meeting, (ii) by or at the direction of our Board of Directors, or (iii) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of our Bylaws, provided that our Board of Directors has determined that directors will be elected at the meeting.

Limitation of Liability of Directors and Officers; Indemnification and Advance of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (i) actual receipt of an improper benefit or profit in money, property or services or (ii) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our Charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our Charter authorizes us, and our Bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in any such capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our obligation to indemnify any director, officer or other individual, however, is limited by the 1940 Act and Investment Company Act Release No. 11330, which, among other things, prohibit us from indemnifying any director, officer or other individual from any liability resulting directly from the willful misconduct, bad faith, gross negligence in the performance of duties or reckless disregard of applicable obligations and duties of the directors, officers or other individuals and require us to set forth reasonable and fair means for determining whether indemnification shall be made.

Maryland law requires a corporation (unless its charter provides otherwise, which our Charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (i) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (ii) the director or officer actually received an improper personal benefit in money, property or services or (iii) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (i) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (ii) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

These provisions do not limit or eliminate our rights or the rights of any of our stockholders to seek nonmonetary relief such as an injunction or rescission in the event any of our directors or officers breaches his or her duties. These provisions will not alter the liability of our directors or officers under federal securities laws.

Control Share Acquisitions

We are covered by the Maryland Control Share Acquisition Act (the “Control Share Act”), which provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquiror, and by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;

•	one-third or more but less than a majority; or

•	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the Board of Directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may repurchase for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right to repurchase control shares is subject to certain conditions and limitations. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquiror or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.

The Control Share Act does not apply (i) to shares acquired in a merger, consolidation or share exchange if we are a party to the transaction or (ii) to acquisitions approved or exempted by our Charter or Bylaws.

Our Bylaws contain a provision exempting from the Control Share Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be otherwise amended or eliminated at any time in the future. However, we will amend our Bylaws to be subject to the Control Share Act only if our Board of Directors determines that it would be in our best interests and if the staff of the SEC does not object to our determination that our being subject to the Control Share Act does not conflict with the 1940 Act.

Business Combinations

We are covered by the Maryland Business Combination Act (the “Business Combination Act”), which provides that “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns 10% or more of the voting power of the corporation’s shares; or

•
an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the Board of Directors approved in advance the transaction by which such stockholder otherwise would have become an interested stockholder. However, in approving a transaction, the Board of Directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the Board of Directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•
two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the Board of Directors before the time that the interested stockholder becomes an interested stockholder. Our Board of Directors has adopted a resolution exempting any business combination between us and any other person from the provisions of the Business Combination Act, provided that the business combination is first approved by our Board of Directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution, however, may be altered or repealed in whole or in part at any time. If this resolution is repealed, or our Board of Directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

SHARES ELIGIBLE FOR FUTURE SALE

Future sales of a substantial amount of our common shares in the public market, or the perception that such sales may occur, could adversely affect the market price of our common shares and could impair our future ability to raise capital through the sale of our equity securities.

As of November 30, 2010, we have 945,594 warrants outstanding. Each warrant entitles the holder to purchase, upon payment of the exercise price of $15.00 per warrant, one of our common shares.

SELLING STOCKHOLDERS

An unspecified number of shares of our common stock may be offered and sold for resale from time to time under this prospectus by certain of our stockholders; provided, however, that no stockholder will be authorized to use this prospectus for an offering of our common stock without first obtaining our consent. We may consent to the use of this prospectus by certain of our stockholders for a limited period of time and subject to certain limitations and conditions depending on the terms of any agreements between us and such stockholders. The identity of any selling stockholder, including any material relationship between us and our affiliates and such selling stockholder, the percentage of our common stock owned by such selling stockholder prior to the offering, the number of shares of our common stock to be offered by such selling stockholder, the percentage of our common stock to be owned (if greater than one percent) by such selling stockholder following the offering, and the price and terms upon which our shares of common stock are to be sold by such selling stockholder will be set forth in a prospectus supplement to this prospectus. We will not receive any of the proceeds from the common stock sold by any selling stockholder.

PLAN OF DISTRIBUTION

We may sell our common stock, preferred stock, debt securities, subscription rights to purchase shares of our common stock, or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, which we refer to in this prospectus collectively as our securities, on an immediate, continuous or delayed basis, in one or more offerings under this prospectus and any related prospectus supplement. We may sell our securities: (1) directly to one or more purchasers, including existing stockholders in a rights offering; (2) through agents; (3) through underwriters; (4) through dealers; (5) pursuant to our Dividend Reinvestment Plan; or (6) through a combination of such methods of sale.  We may offer our securities separately or together, in amounts, at prices and on terms set forth in a prospectus supplement to this prospectus.  In addition, from time to time, certain of our stockholders may offer our common stock in one or more offerings: (1) directly to one or more purchasers; (2) through agents; (3) through underwriters; or (4) through dealers.  In the case of a rights offering, the applicable prospectus supplement will set forth the number of shares of our common stock issuable upon the exercise of each right and the other terms of such rights offering.  The aggregate amount of securities that may be offered by us and any selling stockholders is limited to $___________.  Each prospectus supplement relating to an offering of our securities will state the terms of the offering, including as applicable:

•	the names and addresses of any agents, underwriters or dealers;

•	any sales loads or other items constituting underwriters’ compensation;

•	any discounts, commissions, or fees allowed or paid to dealers or agents;

•
the public offering or purchase price of the offered securities and the net proceeds we will receive from the sale; provided, however that we will not receive any of the proceeds from a sale of our common stock by any selling stockholder; and

•	any securities exchange on which the offered securities may be listed.

Direct Sales

We may sell our securities, or certain of our stockholders may sell our common stock, directly to, and solicit offers from, institutional investors or others who may be deemed to be underwriters as defined in the 1933 Act for any resales of the securities. In this case, no underwriters or agents would be involved. We or any selling stockholder may use electronic media, including the Internet, to sell offered securities directly. The terms of any of those sales will be described in a prospectus supplement.

By Agents

We may offer our securities, or certain of our stockholders may sell our common stock, through agents that we or they designate. Any agent involved in the offer and sale will be named and any commissions payable by us or any selling stockholder will be described in the prospectus supplement. Unless otherwise indicated in the prospectus supplement, the agents will be acting on a best efforts basis for the period of their appointment.

By Underwriters

We may offer and sell securities, or certain of our stockholders may offer our common stock, from time to time to one or more underwriters who would purchase the securities as principal for resale to the public, either on a firm commitment or best efforts basis. If we sell securities or a selling stockholder offers our common stock to underwriters, we and such selling stockholder will execute an underwriting agreement with them at the time of the sale and will name them in the prospectus supplement. In connection with these sales, the underwriters may be deemed to have received compensation from us or such selling stockholder in the form of underwriting discounts and commissions. The underwriters also may receive commissions from purchasers of securities for whom they may act as agent. Unless otherwise stated in the prospectus supplement, the underwriters will not be obligated to purchase the securities unless the conditions set forth in the underwriting agreement are satisfied, and if the underwriters purchase any of the securities, they will be required to purchase all of the offered securities. The underwriters may sell the offered securities to or through dealers, and those dealers may receive discounts, concessions or commissions from the underwriters as well as from the purchasers for whom they may act as agent. Any public offering price and any discounts or concessions allowed or reallowed or paid to dealers may be changed from time to time.

If a prospectus supplement so indicates, we may grant the underwriters an option to purchase additional shares of common stock at the public offering price, less the underwriting discounts and commissions, within 45 days from the date of the prospectus supplement, to cover any overallotments.

By Dealers

We may offer and sell securities, or certain of our stockholders may offer our common stock, from time to time to one or more dealers who would purchase the securities as principal. The dealers then may resell the offered securities to the public at fixed or varying prices to be determined by those dealers at the time of resale. The names of the dealers and the terms of the transaction will be set forth in the prospectus supplement.

General Information

Agents, underwriters, or dealers participating in an offering of securities may be deemed to be underwriters, and any discounts and commission received by them and any profit realized by them on resale of the offered securities for whom they act as agent, may be deemed to be underwriting discounts and commissions under the 1933 Act.

We may offer to sell securities either at a fixed price or at prices that may vary, at market prices prevailing at the time of sale, at prices related to prevailing market prices, or at negotiated prices.

Ordinarily, each series of offered securities will be a new issue of securities, and other than our common stock, will have no established trading market.

To facilitate an offering of common stock in an underwritten transaction and in accordance with industry practice, the underwriters may engage in transactions that stabilize, maintain, or otherwise affect the market price of the common stock or any other security. Those transactions may include overallotment, entering stabilizing bids, effecting syndicate covering transactions, and reclaiming selling concessions allowed to an underwriter or a dealer.
•	An overallotment in connection with an offering creates a short position in the common stock for the underwriter’s own account.

•	An underwriter may place a stabilizing bid to purchase the common stock for the purpose of pegging, fixing, or maintaining the price of the common stock.

•
Underwriters may engage in syndicate covering transactions to cover overallotments or to stabilize the price of the common stock by bidding for, and purchasing, the common stock or any other securities in the open market in order to reduce a short position created in connection with the offering.

•
The managing underwriter may impose a penalty bid on a syndicate member to reclaim a selling concession in connection with an offering when the common stock originally sold by the syndicate member is purchased in syndicate covering transactions or otherwise.

Any of these activities may stabilize or maintain the market price of the securities above independent market levels. The underwriters are not required to engage in these activities, and may end any of these activities at any time.

Any underwriters to whom the offered securities are sold for offering and sale may make a market in the offered securities, but the underwriters will not be obligated to do so and may discontinue any market-making at any time without notice. The offered securities may or may not be listed on a securities exchange. We cannot assure you that there will be a liquid trading market for the offered securities.

Under agreements entered into with us, underwriters and agents and related persons (or their affiliates) may be entitled to indemnification by us against certain civil liabilities, including liabilities under the 1933 Act, or to contribution for payments the underwriters or agents may be required to make.

The underwriters, agents, and their affiliates may engage in financial or other business transactions with us and our subsidiaries in the ordinary course of business.

The maximum commission or discount to be received by any member of the Financial Industry Regulatory Authority (“FINRA”) or independent broker-dealer will not be greater than eight percent of the initial gross proceeds from the sale of any security being sold. In connection with any rights offering to our common stockholders, we may also enter into a standby underwriting arrangement with one or more underwriters pursuant to which the underwriter(s) will purchase our common stock remaining unsubscribed for after the rights offering.

The aggregate offering price specified on the cover of this prospectus relates to the offering of the securities not yet issued as of the date of this prospectus.

To the extent permitted under the 1940 Act and the rules and regulations promulgated thereunder, the underwriters may from time to time act as a broker or dealer and receive fees in connection with the execution of our portfolio transactions after the underwriters have ceased to be underwriters and, subject to certain restrictions, each may act as a broker while it is an underwriter.

A prospectus and accompanying prospectus supplement in electronic form may be made available on the websites maintained by underwriters. The underwriters may agree to allocate a number of securities for sale to their online brokerage account holders. Such allocations of securities for internet distributions will be made on the same basis as other allocations. In addition, securities may be sold by the underwriters to securities dealers who resell securities to online brokerage account holders.

Automatic Dividend Reinvestment Plan

We may issue shares of common stock pursuant to our Automatic Dividend Reinvestment Plan.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

________________, serves as our independent registered public accounting firm. _______________ will provide audit and audit-related services, tax return preparation and assistance and consultation in connection with review of our filings with the SEC.

ADMINISTRATOR, CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

Pursuant to an Administration Agreement between us and our Adviser, we have engaged our Adviser to perform (or oversee or arrange for the performance of) the administrative services necessary for our operation, including without limitation providing us with equipment, clerical, book keeping and record keeping services. For these services we pay our Adviser a fee equal to 0.04% of our aggregate average daily Managed Assets, with a minimum annual fee of $30,000.  The address of the administrator is 11550 Ash Street, Suite 300, Leawood, Kansas 66211. Our securities and other assets are held under a custody agreement with U.S. Bank, N.A., 1555 North Rivercenter Drive, Suite 302, Milwaukee, WI 53212. We pay the custodian a monthly fee computed at an annual rate of 0.004% of our portfolio assets, plus portfolio transaction fees.  Computershare Trust Company, N.A., P.O. Box 43078, Providence, Rhode Island 02940, serves as our transfer agent and registrar and Computershare, Inc. serves at the Plan Agent for our Dividend Reinvestment Plan and the dividend paying agent for our common stock.

LEGAL MATTERS

Certain legal matters in connection with the securities offered hereby will be passed upon for us by Husch Blackwell LLP (“HB”), Kansas City, Missouri.  HB may rely as to certain matters of Maryland law on the opinion of Venable LLP, Baltimore, Maryland.  If certain legal matters in connection with an offering of securities are passed upon by counsel for the underwriters of such offering, such matters will be passed upon by such counsel to the underwriters will be named in a prospectus supplement.

AVAILABLE INFORMATION

We file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. This information is available free of charge by contacting us at 11550 Ash Street, Suite 300, Leawood, Kansas 66211 or by telephone at 1-866-362-9331 or on our website at www.tortoiseadvisors.com/tto.cfm. The information on our website is not incorporated by reference into this prospectus. You may also inspect and copy these reports, proxy statements and other information, as well as the registration statement of which this prospectus forms a part and the related exhibits and schedules, at the Public Reference Room of the SEC at 100 F. Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet website that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s Internet website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

This prospectus does not contain all of the information in our registration statement, including amendments, exhibits, and schedules. Statements in this prospectus about the contents of any contract or other document are not necessarily complete and in each instance reference is made to the copy of the contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by this reference.

Additional information about us can be found in our Registration Statement (including amendments, exhibits, and schedules) on Form N-2 filed with the SEC. The SEC maintains a web site (http://www.sec.gov) that contains our Registration Statement, other documents incorporated by reference, and other information we have filed electronically with the SEC, including proxy statements and reports filed under the Exchange Act.

INDEX TO FINANCIAL STATEMENTS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

$____________
           Shares

Tortoise Capital Resources Corporation

Common Stock
Preferred Stock
Subscription Rights
Warrants
Debt Securities
_______________

PROSPECTUS
_______________

          , 2011

Part C — Other Information

Item 25.  Financial Statements and Exhibits

1.      Financial Statements:

The Registrant’s audited financial statements dated November 30, 2010, notes thereto and the report of the independent registered public accounting firm on the Registrant’s audited financial statements dated November 30, 2010, are filed herein.

2.      Exhibits:

Exhibit No.	Description of Document
a.1.	Articles of Incorporation(1)
a.2.	Articles Supplementary(2)
b.	Bylaws(3)
c.	Inapplicable
d.	Form of Stock Certificate(2)
d.1.	Form of Warrant dated December 2006(2)
e.	Dividend Reinvestment Plan(5)
f.	Inapplicable
g.1.	Investment Advisory Agreement, dated September 15, 2009, between Tortoise Capital Resources Corporation and Tortoise Capital Advisors, L.L.C.(6)
g.2.	Sub-Advisory Agreement with Kenmont Investments Management, L.P. dated September 15, 2009(8)
h.	Form of Underwriting Agreement**
i.	Inapplicable
j.1	Custody Agreement with U.S. Bank, N.A. dated September 13, 2005(1)
j.2.	First Amendment to the Custody Agreement with U.S. Bank, N.A. dated May 24, 2010(10)
k.1.	Stock Transfer Agency Agreement with Computershare Investor Services, LLC dated September 13, 2005(1)
k.2.	Amended Administration Agreement with Tortoise Capital Advisors, L.L.C. dated December 1, 2010(9)
k.3.	Warrant Agreement with Computershare Investor Services, LLC as Warrant Agent dated December 8, 2005(1)
k.4.	Registration Rights Agreements with Merrill Lynch & Co; Merrill Lynch, Pierce, Fenner & Smith Incorporated, and Stifel, Nicolaus & Company, Incorporated dated January 9, 2006(1)
k.4.1.	Registration Rights Agreement dated April 2007 (4)
k.5.	Expense Reimbursement Agreement dated as of November 8, 2010(7)
l.	Opinion of Venable LLP**

m.	Inapplicable
n.	Consent of Independent Registered Public Accounting Firm**
o.	Inapplicable
p.	Inapplicable
q.	Inapplicable
r.1.	Code of Ethics of the Company(2)
r.2.	Code of Ethics of Tortoise Capital Advisors, L.L.C.(1)
__________

*	Filed herewith.

**	To be filed by amendment

(1)	Incorporated by reference to the Registrant’s Registration Statement on Form N-2, filed August 28, 2006 (File No. 333-136923).

(2)	Incorporated by reference to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-2, filed January 9, 2007 (File No. 333-136923).

(3)	Incorporated by reference to the Registrant’s Current Report on Form 8-K, filed January 21, 2009.

(4)	Incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2, filed July 3, 2007 (File No. 333-142859)

(5)	Incorporated by reference to the Registrant’s quarterly report on Form 10-Q for the quarter ended August 31, 2007, filed October 12, 2007.

(6)	Incorporated by reference to the Registrant’s current report on Form 8-K, filed September 18, 2009.

(7)	Incorporated by reference to the Registrant’s current report on Form 8-K, filed November 10, 2010.
(8)	Incorporated by reference to the Registrant’s annual report on Form 10-K, filed February 16, 2010.
(9)	Incorporated by reference to the Registrant’s current report on Form 8-K, filed December 1, 2010.

(10)	Incorporated by reference to the Registrant’s annual report on Form 10-K filed January 26, 2011.

Item 26.  Marketing Arrangements

The information contained under the heading “Plan of Distribution” in the prospectus is incorporated herein by reference, and information concerning any underwriters will be contained in an accompanying prospectus supplement.

Item 27.  Other Expenses and Distribution

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

FINRA filing fee	$
Securities and Exchange Commission fees	$
Directors’ fees and expenses	$
Accounting fees and expenses	$
Legal fees and expenses	$

Printing expenses (other than certificates)	$
Rating Agency fees	$
Miscellaneous	$
Total	$
__________

Item 28.  Persons Controlled by or Under Common Control

The Company owns 100% of the ownership interests of Mowood, LLC, a Delaware limited liability company that owns an operating company, Omega Pipeline, LLC, also a Delaware limited liability company.

Item 29.  Number of Holders of Securities

As of February 28, 2011, the number of record holders of each class of securities of the Registrant was:

Title of Class	Number of Record Holders
Common Stock ($0.001 par value)
Warrants

Item 30.  Indemnification

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty which is established by a final judgment as being material to the cause of action. The Charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law.

The Charter authorizes the Company, to the maximum extent permitted by Maryland law and the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer of the Company and at the request of the Company, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer of the Company or as a present or former director, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise, and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The Bylaws obligate the Company, to the maximum extent permitted by Maryland law and the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director of the Company and at the request of the Company, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer of the Company and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The Charter and Bylaws also permit the Company to indemnify and advance expenses to any person who served a predecessor of the Company in any of the capacities described above and any employee or agent of the Company or a predecessor of the Company.

Maryland law requires a corporation (unless its charter provides otherwise, which the Company’s Charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he is made, or threatened to be made, a party by reason of his service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a

Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that personal benefit was improperly received, unless in either case a court orders indemnification and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his good faith belief that he has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or on his behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Item 31.  Business and Other Connections of Investment Adviser

The information in the Statement of Additional Information under the caption “Management — Directors and Officers” is hereby incorporated by reference.

Item 32.  Location of Accounts and Records

All such accounts, books, and other documents are maintained at the offices of the Registrant, at the offices of the Registrant’s investment adviser, Tortoise Capital Advisors, L.L.C., 11550 Ash Street, Suite 300, Leawood, Kansas 66211, at the offices of the custodian, U.S. Bank, N.A., 1555 North Rivercenter Drive, Suite 302, Milwaukee, WI 53202, at the offices of the transfer agent, Computershare Trust Company, N.A., 250 Royall Street MS 3B, Canton, MA 02021 or at the offices of the administrator Tortoise Capital Advisors, L.L.C., 11550 Ash Street, Suite 300, Leawood, Kansas 66211.

Item 33.  Management Services

Not applicable.

Item 34.  Undertakings

1.         The Registrant undertakes to suspend the offering of common stock until the prospectus is amended if (1) subsequent to the effective date of this registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of this registration statement or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2.         Not applicable.

3.         If the securities being registered are to be offered to existing stockholders pursuant to warrants or rights, and any securities not taken by stockholders are to be reoffered to the public, to supplement the prospectus, after the expiration of the subscription period, to set forth the results of the subscription offer, the transactions by underwriters during the subscription period, the amount of unsubscribed securities to be purchased by underwriters, and the terms of any subsequent reoffering thereof. If any public offering by the underwriters of the securities being registered is to be made on terms differing from those set forth on the cover page of the prospectus, the Registrant shall undertake to file a post-effective amendment to set forth the terms of such offering;

4.         The securities being registered will be offered on a delayed or continuous basis in reliance on Rule 415 under the 1933 Act.  Accordingly, the Registrant undertakes:

(a)	to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(1)	to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(2)
to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(3)
to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(b)
that, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof; and

(c)	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(d)
that, for the purpose of determining liability under the 1933 Act to any purchaser, if the Registrant is subject to Rule 430C:   each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the 1933 Act as part of this registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the 1933 Act, shall be deemed to be part of and included in this registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in this registration statement or prospectus that is part of this registration statement or made in a document incorporated or deemed incorporated by reference into this registration or prospectus that is part of this registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in this registration statement or prospectus that was part of this registration statement or made in any such document immediately prior to such date of first use.

(e)	that for the purpose of determining liability of the Registrant under the 1933 Act to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1)	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the 1933 Act;

(2)
the portion of any advertisement pursuant to Rule 482 under the 1933 Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(3)	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

(f)
to file a post-effective amendment containing a prospectus to Section 8(c) of the Securities Act prior to any offering by the Company pursuant to the issuance of rights to subscribe for shares below net asset value;

(g)
to file a post-effective amendment containing a prospectus pursuant to Section 8(c) of the Securities Act prior to any offering below net asset value if the net dilutive effect of such offering (as calculated in the manner set forth in the dilution table contained in the prospectus), together with the net dilutive effect of any prior offerings made pursuant to this post-effective amendment (as calculated in the manner set forth in the dilution table contained in the prospectus), exceeds fifteen percent (15%);

(h)
to file a post-effective amendment to the registration statement, and to suspend any offers or sales pursuant to the registration statement until such post-effective amendment has been declared effective under the 1933 Act, in the event the shares of Registrant are trading below its net asset value and either (i) Registrant receives, or has been advised by its independent registered accounting firm that it will receive, an audit report reflecting substantial doubt regarding the Registrant’s ability to continue as a going concern or (ii) Registrant has concluded that a material adverse change has occurred in its financial position or results of operations that has caused the financial statements and other disclosures on the basis of which the offering would be made to be materially misleading.

5.	(a)	That for the purpose of determining any liability under the 1933 Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 497(h) under the 1933 Act (17 CFR 230.497(h)) shall be deemed to be part of this registration statement as of the time it was declared effective; an

	(b)	for the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

6.         The Registrant undertakes to send by first class mail or other means designed to ensure equally prominent delivery within two business days of receipt of a written or oral request the Registrant’s statement of additional information.

7.         Upon each issuance of securities pursuant to this Registration Statement, the Registrant undertakes to file a form of prospectus and/or form of prospectus supplement pursuant to Rule 497 and a post-effective amendment to the extent required by the 1933 Act and the rules and regulations thereunder, including, but not limited to a post-effective amendment pursuant to Rule 462(c) or Rule 462(d) under the 1933 Act.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Leawood and State of Kansas on the 1st day of April, 2011.

Tortoise Capital Resources Corporation

By:	/s/ David J. Schulte
David J. Schulte, Chief Executive Officer

The undersigned directors and officers of Tortoise Capital Resources Corporation hereby constitute and appoint David J. Schulte and Terry C. Matlack our true and lawful attorney-in-fact with full power to execute in our name and behalf, in the capacities indicated below, this Registration Statement on Form N-2 and any and all amendments thereto, including post-effective amendments to the Registration Statement and to sign any and all additional registration statements relating to the same offering of securities as this Registration Statement that are filed pursuant to Rule 462(b) of the Securities Act of 1933, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and thereby ratify and confirm that such attorney-in-fact shall lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated.

Name	Title	Date
/s/ Terry C. Matlack	Chief Financial Officer	April 1, 2011
Terry C. Matlack	(Principal Financial and Accounting Officer)

/s/ David J. Schulte	Chief Executive Officer (Principal	April 1, 2011
David J. Schulte	Executive Officer)

/s/ Conrad S. Ciccotello	Director	April 1, 2011
Conrad S. Ciccotello

/s/ John R. Graham	Director	April 1, 2011
John R. Graham

/s/ Charles E. Heath	Director	April 1, 2011
Charles E. Heath

/s/ H. Kevin Birzer	Director	April 1, 2011
H. Kevin Birzer